UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Exelon Corporation

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Notice of the Annual Meeting and 2020 Proxy Statement

Cautionary Statements Regarding Forward-Looking Information

This proxy statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation include those factors discussed herein, as well as (1) the items discussed in Exelon’s 2019 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23 and (2) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this proxy statement. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this proxy statement.

New in this Year’s Proxy Statement

Letter from our Board of Directors	page 2
Enhanced disclosure about our environmental sustainability efforts	page 10
Enhanced disclosure about our approach to human capital management	page 11
An updated skills matrix	page 15
Biographical information about one new independent director	page 21
Disclosure about Board Diversity and Board Refreshment	page 25
Disclosures about changes to executive compensation for 2020	page 52
Also see “Acronyms Used” at Appendix D for a guide to the acronyms used throughout our proxy statement.

www.exeloncorp.com       1

Letter from the Board of Directors
to our Shareholders

March 18, 2020

Dear Fellow Shareholders,

As your directors, we actively engage in the oversight of Exelon’s business and strategies, capital and risk management, governance, executive compensation design and succession planning, and environmental stewardship.

Our objectives are to support Exelon’s ability to operate at world-class levels, execute on its strategies and meet its commitments to our shareholders, employees, customers and communities.

Key Board actions and achievements
Our corporate governance practices and structures informed the following actions and developments this past year.

Continued work to refresh Board
A continuing focus of the Board, as well as our investors, has been on board composition matters. Our Corporate Governance Committee has been actively engaged in planning for changes to our Board’s composition as a result of our mandatory retirement policy and in light of other departures. The Committee’s focus has been on ensuring critical skill sets and experiences are maintained, while also ensuring the diverse attributes of the Board’s overall composition are enhanced.

Maintained effective executive compensation program
Our Compensation and Leadership Development Committee actively monitors the effectiveness of the executive compensation program design, as informed by investor input and results of our annual say on pay vote. Our say on pay vote item has been supported by an average of 90% for the past three years.

That said, the Committee updated the terms of the senior management severance plan, incentive awards and change-in-control benefits to align better with market practices and further enhance the effectiveness and transparency of Exelon’s program design. The changes are more fully discussed in the Compensation Discussion and Analysis section of the proxy.

Oversight of response to government inquiries
Exelon and its Illinois-based utility, Commonwealth Edison, have been cooperating fully with requests made in two subpoenas from the U.S. Attorney’s office for the Northern District of Illinois and a request from the Securities and Exchange Commission. Authorities have sought information about, among other things, the companies’ Illinois lobbying practices and communications with certain Illinois public officials. We’ve pledged full and continuing cooperation.

We formed a Special Oversight Committee of independent directors to oversee an investigation into these matters and Exelon’s cooperation and compliance with the information requests made by the U.S. Attorney’s office and Securities and Exchange Commission, as well as any resulting actions that may be required or recommended. The Committee has met regularly since July, and together with the advice of its own external legal advisors, has provided valuable counsel to our Board.

While we cannot predict the outcome of this matter, as your stewards, we are fully committed to providing thorough and complete oversight and will, as a Board, take any necessary actions to address this matter. The Board will not tolerate any actions or behaviors demonstrating anything less than the highest standards of ethics and compliance for the Company.

Approved move to Nasdaq equities marketplace
The transfer of Exelon’s common stock to Nasdaq aligned with Exelon’s strategies to innovate and lead the power industry toward a future of cleaner air and affordable and reliable energy for the benefit of our customers and communities. The move was also fiscally prudent and resulted in cost savings.

Implemented disclosure effectiveness initiative
Our Audit Committee oversaw a management initiative to drive disclosure effectiveness in the company’s SEC reports in keeping with developments and best practices for external reporting. The initiative spanned an 18-month period and achieved its objectives to improve the usefulness, relevance, and readability of our SEC disclosures by better leveraging tables, bullet points, and cross-referencing to eliminate redundancies and adding certain disclosures to better align with authoritative guidance or industry practice.

Support of Diversity and Inclusion
The Board clearly recognizes the importance of diversity and inclusion in the workplace, supply chain and other areas, and therefore is very engaged with management’s efforts in these areas. The Board regularly discusses and provides strategic oversight for a range of topics in these areas including Exelon’s employee engagement surveys and associated initiatives, diverse supplier spend across Exelon and efforts to assist diverse suppliers in improving their capabilities to attract more business opportunities.

Cultural Oversight
Our Board actively seeks out regular interactions with employees. As examples, our Generation Oversight Committee meets at a different generating facility for each of its meetings and conducts a site tour at each meeting. These site tours are led by plant employees who meet with the directors and explain site-specific

2       Exelon 2020 Proxy Statement

Letter from the Board of Directors to our Shareholders

operational enhancements and new developments. Site employees then join directors for small table lunch discussions.

Other opportunities include the ability for directors to attend the annual Innovation Expo described on page 11 where employees are able to showcase their innovation initiatives and provide us with insights on product and service developments. In addition, members of the Board spent a day touring Exelon’s cyber and physical security operations center where they engaged with security and IT personnel. These valuable interactions involving unfettered and unscripted access to employees enable us to gauge the cultural tone and attitude of Exelon’s employees.

Sustainable Operations
The Board’s commitment to sustainable environmental, social and governance (ESG) tenets is foundational and unwavering. Virtually every Board or Committee meeting addresses some aspect of ESG and what Exelon is doing to fulfill its purpose of Powering a Cleaner and Brighter Future for our Customers and Communities.

A summary of these efforts can be found on pages 10 & 11 in this proxy statement and a full report can be found in Exelon’s Corporate Sustainability Report posted on Exelon’s website at www.exeloncorp.com.

Our Board proactively partners with management to identify new opportunities to strengthen the focus on ESG, and welcomes input received from continued engagement with stakeholders, especially our investors, on ESG matters as we move forward.

Actively engaged with our investors
The Board and its Committees appreciate the insights gained through engagement with Exelon’s large institutional investors, influential thought leaders, and stakeholder groups. We strive to be responsive in our actions and disclosures. Input received this past year reflected a shift in investor focus to environmental stewardship and climate change and Exelon’s human capital management practices, which is why you will see enhanced disclosures on these topics in our proxy statement.

Finally, we wish to thank Stephen Steinour and Admiral Richard Mies for their respective 13 and 11 years of service to our Board. We are thankful for their engaged counsel and strategic expertise.

We are confident that Exelon is well-positioned for the future and has the right strategy and dedication of its employees to power a cleaner and brighter future for our customers and communities.

Thank you for your continued support of Exelon.

Anthony Anderson	Ann Berzin	Laurie Brlas	Christopher Crane	Yves De Balmann	Nicholas DeBenedictis

Linda Jojo	Paul Joskow	Robert Lawless	John Richardson	Mayo Shattuck III	John Young

*	See Definitions of Non-GAAP measures in Appendix B at page 96.

www.exeloncorp.com       3

Notice of the Annual Meeting of Shareholders
and 2020 Proxy Statement

March 18, 2020

Logistics

When Tuesday, April 28, 2020, at 9:00 a.m. ET	Where 1310 Point Street Baltimore, Maryland*	Who Can Vote Holders of Exelon common stock as of 5:00 p.m. ET on March 2, 2020, are entitled to receive notice of the annual meeting and vote at the meeting
*	We are actively monitoring the coronavirus (COVID-19) and are sensitive to the public health and travel concerns our employees and shareholders may have and the protocols that federal, state, and local governments may impose. As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the SEC as proxy material.

Items of Business

1		2		3		4
Elect 12 Director nominees named in the proxy statement		Ratify appointment of PricewaterhouseCoopers LLP as Exelon’s independent auditor for 2020		Say on Pay: Advisory vote on the compensation of named executive officers		Approval of Exelon 2020 Long-Term Incentive Plan
	FOR each Director nominee		FOR		FOR		FOR
	► see page 14		► see page 33		► see page 36		► see page 68

Shareholders will also conduct any other business properly presented before the meeting.

The Board of Directors knows of no other matters to be presented for action at the annual meeting. If any matter is presented from the floor of the annual meeting, the individuals serving as proxies will vote such matters in the best interest of all shareholders. Your signed proxy card gives this authority to Thomas S. O’Neill and Carter C. Culver.

Advance Voting (before 11:59 p.m. Eastern Time on April 27, 2020)

Use the internet at www.proxyvote.com 24 hours a day	Call toll-free 1-800-690-6903	Mark, date, sign and mail your proxy card in the postage-paid envelope provided

Date of Mailing: On or about March 18, 2020, these proxy materials and our annual report are being mailed or made available to shareholders.

Shareholders of Record: As of March 2, 2020, there were 973,929,848 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Thomas S. O’Neill Senior Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 28, 2020
The Notice of 2020 Annual Meeting, Proxy Statement, and 2019 Annual Report and the means to vote by Internet are available at www.proxyvote.com.

4       Exelon 2020 Proxy Statement

About Exelon

Exelon is America’s Leading Energy Provider

We are the nation’s leading competitive power provider and a FORTUNE 100 company that works in key facets of the power business: power generation, competitive energy sales, transmission and delivery.

The Exelon Family of Companies

Learn more at www.exeloncorp.com

www.exeloncorp.com       5

About Exelon

About Exelon: An Industry Leader

Exelon is a Fortune 100 company	$34.4B Operating revenue in 2019 #1 zero-carbon energy producer in America 32,700 employees	31,600 MW total power generation capacity 10M electric and natural gas customers, the most in the U.S. $26B Planned investment in utilities through 2023 for the benefit of our customers

Over 11,150 miles of electric transmission lines for utilities and nearly 150,000 miles of distribution lines

~2M residential, public sector and business customers served by Exelon’s Constellation business

210 TWh Customer load served

In 2019, Exelon gave nearly $52 million to charitable and community causes

Note: All numbers reflect year-end 2019

Our Strategy

As the energy industry undergoes rapid changes, Exelon is executing a strategy to embrace those changes while growing the Company. We’re making investments to meet the needs of our customers and targeted investments in promising technologies with the potential to reshape the energy landscape.

The Exelon Strategic Plan

1	Grow our Regulated Utilities Business to benefit customers, enhance the electric distribution system, and provide earnings stability to our investors.
2	Focus on Cash Flow to support utility growth while reducing debt.
3	Optimize Exelon Generation value
by seeking fair compensation for the zero-carbon attributes of our fleet, closing uneconomic plants, monetizing assets and maximizing the value of our fleet through our generation to load matching strategy.
4	Retain a Strong Balance Sheet with all businesses meeting investment grade metrics through the 2023 planning horizon.
5	Meet Capital Allocation Priorities with 5% dividend growth annually through 2020[1] while prioritizing organic utility growth and debt reduction.

[1]	Quarterly dividends are subject to declaration by the Board of Directors.

6       Exelon 2020 Proxy Statement

About Exelon

2019 Operating Highlights

Exelon delivered on its commitments to shareholders, employees, customers, and communities and is pleased to provide this summary of its more notable actions and achievements of 2019.

Company Performance

Exelon’s utilities continued to perform at industry-leading operational excellence levels, with ComEd, BGE, PECO and PHI (on a consolidated basis) achieving 1st quartile performance in service level and “best on record” customer satisfaction ratings. The utilities effectively deployed $5.3 billion to replace aging infrastructure and improve reliability for the benefit of our customers. Our utilities have also successfully advocated for constructive policies and regulatory frameworks to enable continued investment by the utilities for the benefit of customers.

Exelon’s nuclear operations set a best-ever capacity factor of 95.7% and Exelon’s power operations (gas, hydro, solar, and wind assets) exceeded goals for dispatch and renewable energy capture rates.

Exelon met or exceeded its financial commitments, delivering GAAP earnings of $3.01 per share and adjusted operating earnings* of $3.22 per share. Our balance sheet remains strong, Exelon and its businesses receiving credit upgrades and all businesses projected to meet investment grade credit metrics through the 2023 horizon of our long-range plan. We’ve continued to meet our commitment to 5% annual dividend growth through 2020.

Powering a Cleaner and Brighter Future for Exelon’s Customers and Communities

Exelon is a recognized leader in environmental sustainability and decarbonization. We are the nation’s largest zero carbon emission generator, with a power generation carbon-intensity rate that is 89% lower than the national average and over four times cleaner than the next-cleanest major U.S. generation company. A recent report from the Transition Pathway Initiative, a global investor-led initiative, found that Exelon’s carbon intensity is by far the lowest among the compared major U.S. and international producers.

Exelon’s leadership position across the energy value chain enables us to drive actions needed across the economy including market structures and policies that value the clean and resilient attributes of clean energy, adoption of state or national carbon policies, and innovative technologies. Our environmental stewardship has been repeatedly recognized – we were named to the Dow Jones Sustainability Index for the 14th year in a row.

Committed to Human Capital Management and Diversity

Exelon’s talent is foundational to our success and our initiatives ensure that our diverse and engaged talent pool remains vibrant and committed to driving our enterprise and strategies into the future. Our Innovation Expo is one example of the results achieved. The 8th annual Innovation Expo drew over 3,500 employees and guests. The Expo provides a forum for employees to share innovations, technologies, and pilot programs developed. See page 11 for more.

Exelon is very focused on an inclusive leadership model and efforts to engage, educate, and provide experiences that convey our values of trust, safety, inclusion and innovation to our nearly 33,000 employees. Exelon’s commitment to diversity and inclusion extends to its support of diverse suppliers, accounting for 27% of our overall spending, including our support of the development of locally based diverse suppliers.

*	See Definitions of Non-GAAP measures in Appendix B at page 96.

www.exeloncorp.com       7

About Exelon

Our Director Nominees

Anthony Anderson, 64
Retired Vice Chair and Midwest Area Managing Partner of Ernst & Young

Director Since 2013
Other Current Public Company Boards 3
Committees A R CG S

Ann Berzin, 67
Former Chairman and Chief Executive Officer of Financial Guaranty Insurance Company

Director Since 2012
Other Current Public Company Boards 1
Committees R A

Laurie Brlas, 62
Retired Executive Vice President and Chief Financial Officer of Newmont Mining Corporation

Director Since 2018
Other Current Public Company Boards 2
Committees A R

Directors' Race/Ethnicity

8%
Diverse

Directors' Gender

25%
Female

92%
Independent, including our Chairman

Christopher Crane, 61
President and Chief Executive Officer of Exelon Corporation

Director Since 2012
Other Current Public Company Boards 0
Committees R G

Yves de Balmann, 73
Former Co-Chairman of Bregal Investments LP

Director Since 2012
Other Current Public Company Boards 1
Committees CL CG R S

Nicholas DeBenedictis, 74
Chairman Emeritus, Aqua America Inc.

Director Since 2002
Other Current Public Company Boards 3
Committees CG R G

Committees: A Audit CL Compensation and Leadership Development CG Corporate Governance

8       Exelon 2020 Proxy Statement

About Exelon

John Young, 63

Retired President and Chief Executive Officer of Energy Future Holdings Corp.

Director Since 2018

Other Current Public Company Boards 0

Committees (R) (G) (CL)

Mayo Shattuck III, 65

Chair of the Board

Director Since 2012

Other Current Public Company Boards 3

Committees (R) (S)

Directors' Tenure

6.9

Average Tenure

0-5 years	●●●●
6-10 years	●●●●●●
Over 10 years	●●

Admiral John Richardson, USN, Ret., 59

Former Chief of Naval Operations

Director Since 2019 (NEW)

Other Current Public Company Boards 1

Committees (G) (R)

Directors' Age

65.6

Average Age

Under 60	●●
60-69	●●●●●●
70-75	●●●●

Robert Lawless, 73

Former Chairman, President, and Chief Executive Officer of McCormick & Company, Inc.

Director Since 2012

Other Current Public Company Boards 0

Committees (CG) (CL) (R) (S)

Paul Joskow, Ph. D., 72

Professor of Economics Emeritus, Massachusetts Institute of Technology and President Emeritus of the Alfred P. Sloan Foundation

Director Since 2007

Other Current Public Company Boards 0

Committees (A) (R)

Linda Jojo, 54

Executive Vice President, Technology and Chief Digital Officer of United Airlines Holdings, Inc.

Director Since 2015

Other Current Public Company Boards 0

Committees (CL) (R)

(R) Risk (G) Generation Oversight (S) Special Oversight ●●●●●● Chair

www.exeloncorp.com       9

About Exelon

Commitment to Sustainability

Our Purpose: Powering a Cleaner and Brighter Future for our Customers and Communities

Exelon’s commitment to sustainability is central to our mission of providing reliable, clean, affordable and innovative energy products. Exelon’s Corporate Governance Committee oversees our efforts in this area. Our operational excellence and environmental stewardship values drive us to conduct business in a way that is sustainable for our customers, our employees and the communities in which we operate. Consistent with our Purpose statement, we are committed to building the next-generation energy company and applying innovative technologies to manage energy use and meet customer expectations for clean, reliable and affordable power. For more information about our sustainability practices, please refer to the Exelon Corporation Sustainability Report posted on our www.exeloncorp.com/sustainability.

Our path to a cleaner and brighter future includes:

Building the Next-Generation Energy Company

●Exelon’s Connected Communities vision is modernizing the grid for reliability, resilience, and security and enabling increased electrification, backed by zero-carbon generation, to help the nation reduce GHG emissions; a key solution set identified by climate scenario analysis.
●Exelon invested $22 billion in the last 4 years in improvements to enhance resilience, reliability and infrastructure with an additional $26 billion of investment planned through 2023.
●In September 2019, Exelon and the Exelon Foundation launched a $20 million Climate Change Investment Initiative to cultivate startups working on new technologies to reduce greenhouse gas emissions and mitigate climate change.

Rising to the Challenge of Climate Change

●Exelon is the largest producer of zero-carbon electricity in the U.S. with the lowest carbon intensity among major investor-owned power producers.
●Exelon is on track to achieve its third GHG emissions reduction goal (15% reduction of internal emissions by 2022).
●Exelon is a founding Member of Climate Leadership Council, which advocates for an economy-wide carbon fee, while engaging with policymakers at the state level to expand clean energy programs.

Managing our Environmental Impacts

●Guided by an internal Water Resource Management Policy, we address water-related risks and opportunities. In 2019, 98% of water used in operations was directly returned to its source.
●44 sites have been certified by the Wildlife Habitat Council and 52 sites have National Wildlife Federation habitat certifications.
●Special management plans are operating to protect biodiversity (including a detailed Avian Protection Plan to manage interactions with birds and power lines) and support pollinator habitats.

Sustainability Reporting & Stakeholder Engagement

●	Exelon utilizes the Global Reporting Initiative (GRI) Sustainability Reporting Framework (with the Electric Utilities Sector Supplement) and the Task Force on Climate-related Financial Disclosures guidelines in its sustainability reporting. In addition to our annual Corporate Sustainability Report, we publish responses to the CDP Climate and Water surveys, an Edison Electric Institute/American Gas Association ESG template, and an annual third-party verified GHG emission inventory. We also respond to key sustainability and ESG surveys such as the DJSI survey and various third-party datasets that are prepared for investors.
●	Exelon has engaged with Ceres since 2008 - a leading coalition of investors, environmental groups and public interest organizations – to help Exelon advance our sustainability performance, inform our response to issues including climate change, water use and nuclear energy, and provide feedback on our sustainability reporting.
●	Environmental and sustainability issues are regularly discussed during investor engagement meetings and at Exelon Board meetings.
*	For information about select sustainability awards and partnerships, see the back cover of this Proxy Statement.

10     Exelon 2020 Proxy Statement

About Exelon

Human Capital Management

We believe our employees are Exelon’s greatest asset. Our practices, policies and business strategy are designed to attract and retain a diverse, talented, and engaged workforce pool of talent.

Engaged Workforce	An extensive Employee Engagement Survey is undertaken every other year to help identify our successes and areas where we can grow. In 2019, 85% of all employees responded to the survey. Results were shared with senior management and the Exelon Board and all members of management are strongly encouraged to engage with employees where there are opportunities for improvement.

Diversity & Inclusion

Engaging and supporting a diverse workforce at all levels of the organization is key to fostering innovation, growing an inclusive and cooperative culture, and delivering strong performance. Exelon supports 10 employee resource groups (ERGs) that are open to all employees to share experiences and connect with colleagues. Of our nearly 33,000 employees, over 12,000 employees participate in at least one ERG, and there are currently 59 chapters spread across the company.

As a signatory to the White House Equal Pay Pledge since 2016, Exelon employs an independent third-party to run an annual analysis on gender pay equity and completes an internal review of hiring and promotional processes. The analysis consistently shows that Exelon has no systemic pay discrepancies.

Additionally, as a champion of the HeForShe movement, Exelon committed to improving the retention of women. At the outset in 2016, our goal was to reach gender parity in voluntary turnover of men and women by 2020. For 2019, our voluntary turnover rate for women was 0.18% lower than men.

	Overall			Diverse Hiring in 2019

	Women	Veterans	People of Color	of new hires in 2019 were women and/or people of color

Talent Development

Exelon is committed to helping current employees grow their skills and careers to develop a diverse talent pipeline for future jobs and expose young people within our communities to career opportunities in the energy industry. Through internships, university and veteran recruiting, STEM academies, and partnerships with organizations such as the Society of Women Engineers, we are committed to providing professional development and opportunities for the next generation of our workforce.

Highlight on Talent Development
In October 2019, Exelon hosted its 8th Innovation Expo. The Expo is an annual event that empowers employee innovation by showcasing exciting technologies, featuring employee displays and pilot projects underway across Exelon’s operating companies. The theme for the 2019 Expo “A Cleaner and Brighter Future,” reinforced our commitment to provide clean, reliable, and affordable energy for our customers and communities.

Panel discussions were led by industry experts and company leaders on topics such as climate change, electrification of transportation, reducing GHG emissions, and the future of technology.

Renowned scientist and educator, Bill Nye served as keynote speaker and Megan Smith (former U.S. Chief Technology Officer) also shared her innovative vision with Expo attendees.	Over 700 ideas submitted by employees 271 employee ideas showcased at the Expo
Well-Being & Benefits	At Exelon, people are encouraged to thrive outside the workplace as well. In addition to a full suite of wellness benefits targeted at supporting work-life balance and physical, mental and financial health, Exelon adopted industry-leading paid leave policies in 2017 that provide eligible mothers up to 16 weeks of maternity/bonding leave, up to 8 weeks of bonding leave for all other new parents, and up to 2 weeks paid leave to care for a critically ill family member. As of mid-January 2020, over 480 women and 2,100 men have benefitted from these updated policies.

Community	Exelon is also committed to helping improve the quality of life for people in the communities where we live, work and serve. We provide opportunities for company-sponsored volunteerism and matching financial support. In 2019, Exelon and its employees donated approximately $51.5M to non-profit organizations and provided a record-setting 250,790 hours volunteering.
*	For information about select human capital management awards and partnerships, see the back cover of this Proxy Statement.

www.exeloncorp.com     11

About Exelon

Proxy Voting Roadmap

Proposal 1
Election of Directors Elect 12 Director nominees named in the proxy statement

Our Board of Directors’ demographics: Independence: 92% including our Chair Race/Ethnicity: 8% Diverse Gender: 25% Female Tenure: 6.9 years average Age: 65.6 years average	The following identifies the primary skills, core competencies and other attributes that our Directors bring to bear in their service to Exelon’s Board and Committees:
	Accounting Finance Executive Compensation Technology	Safety & Security Industry Policy Risk	Investor perspective Engineering & Manufacturing Diversity Military Experience

The Board recommends a vote “FOR” each Director nominee.	see page 14

Proposal 2

Ratification of Independent Auditor

Ratify the appointment of PricewaterhouseCoopers LLP (PwC) as Exelon’s independent auditor for 2020

PwC has served as the Company’s independent auditor since the Company’s formation in 2000. PwC has become deeply familiar with the Company’s operations and businesses, accounting policies and practices, and internal control over financial reporting. The Audit Committee believes this experience and expertise is valuable to the Company and its shareholders.

The Board recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP as Exelon’s independent auditor for 2020.	see page 33

12     Exelon 2020 Proxy Statement

About Exelon

Proposal 3

Say-on-Pay

Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement

Our compensation program is largely performance-based and is driven by rigorous goals that are tied to achieving financial and operational results that align the interests of executives with those of the Company’s shareholders.

The Board recommends a vote “FOR” the approval of the compensation paid to the Company’s named executive officers.	see page 36

Proposal 4

2020 Long-Term Incentive Plan

Approve Exelon’s 2020 Long-Term Incentive Plan

Exelon’s 2020 Long-Term Incentive Plan (LTIP) will be used to grant equity-based compensation to officers and employees of Exelon and its subsidiaries and non-employee directors of Exelon. The Board approved the Plan and its maximum share authorization of 21.9 million shares, subject to approval by shareholders at the 2020 annual meeting. If approved, the 2020 LTIP will replace and supersede the 2011 LTIP and the Non-Employee Directors’ Deferred Stock Unit Plan. Exelon last sought shareholder approval of share usage under its plans in 2010.

The Board recommends a vote “FOR” the approval of the 2020 Long-Term Incentive Plan.	see page 68

www.exeloncorp.com     13

Board and Corporate
Governance Matters

Election of Directors

The Corporate Governance Committee collaborates with Exelon’s Board Chair to determine the appropriate mix of skills and characteristics that our Board requires. The Board has determined that the current composition and size of the Board is appropriate for Exelon, considering the Company’s size, geographic scope, and need to access a wide range of views and backgrounds to reflect the diversity and complexity of our business and the markets and communities we serve. There are 12 nominees for election at the 2020 annual meeting.

The Board recommends a vote “FOR” each Director nominee.

Director Qualifications and Nomination

Effective oversight of Exelon’s strategic direction requires our Board to be composed of diverse individuals who possess attributes and core competencies important to our Company. The Corporate Governance Committee identifies and recommends Director nominees for election to the Board and periodically retains a board search firm to assist with the identification of potential candidates.

The Board values the diversity of thought that arises from Directors possessing different backgrounds, gender, age, race, and geographic experiences. The Board also deeply values the enhanced and thoughtful deliberations resulting from a balance of short- and long-tenured Directors who provide a mix of fresh perspectives and new ideas with deep and important utility, regulated industry, and business cycle experiences.

The Corporate Governance Committee and the Board determine the appropriate mix of skills and characteristics required to meet the needs of the Board as a whole, taking into account the short- and long-term strategies of the Company to determine the current and future skills and experiences required of the Board. All candidates should demonstrate the following attributes to qualify for Board service:

✓Highest personal and professional ethics, integrity and values;
✓An inquiring and independent mind, practical wisdom and mature judgment;
✓Broad training and experience at the policy-making level in business, government, education or technology;
✓Expertise that is useful to the enterprise and complementary to the background and experience of other Directors;

✓Willingness to remain current with industry and other developments relevant to Exelon’s strategic direction;
✓Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership and a commitment to serve over a period of years to develop knowledge about Exelon’s principal operations;

✓A commitment to representing the long-term interests of shareholders, customers, employees, and communities served by the Company and its subsidiaries; and
✓Involvement only in activities or interests that do not conflict with responsibilities to Exelon and its shareholders.

14     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Additionally, the Board as a whole, should reflect skills and core competencies described below in our skills matrix.

The matrix identifies the five most prominent skills and core competencies and other attributes that each independent Director brings to their service to Exelon’s Board and Committees.

Each Director possesses numerous other skills and competencies not identified below, however, we believe that identifying the five most prominent skills and competencies and other attributes provides a more meaningful presentation of the key contributions and value that each independent Director brings to their service on the Board and to Exelon shareholders.

Summary of Independent Director Primary Skills, Core Competencies and Other Attributes

The following matrix identifies the five most prominent skills and core competencies and other attributes that each independent Director brings to bear in their service to Exelon’s Board and Committees.
Accounting – Accounting and financial reporting experience are important to accurately and transparently measure and report financial and operating performance, ensure compliance with applicable law and assess financial merits of strategic opportunities.	•	•	•					•
Finance – Corporate finance and capital management experience are important to effectively oversee the financial affairs of Exelon’s businesses and operations.	•	•	•	•	•					•	•
Executive – CEO/executive management leadership skills are important to gain a practical understanding of organizations, corporate governance, and drivers of individual growth and development.	•	•	•	•	•		•	•	•	•	•
Compensation – Human capital management and executive compensation knowledge and experience help Exelon recruit, retain, and develop key talent essential to Company operations.	•		•	•		•		•		•	•
Technology – Innovation and technology experience is important in overseeing Exelon’s business in the rapidly changing energy markets and physical and cyber threats.						•	•		•
Safety & Security – Safety, physical security, and cybersecurity competencies are critical to oversee safe and secure nuclear and other generation operations, transmission and distribution systems, and our other assets.						•			•		•

Industry – Industry experience helps inform our views on energy markets and economics, technology, nuclear power, renewable and clean energy, electric and gas transmission and distribution and the public policy and public safety implications of these aspects.

					•	•	•		•	•	•
Policy – Government, public policy and regulatory insights are important to help shape public policy initiatives and government regulation for the benefit of our customers and shareholders.					•		•
Risk – Risk oversight and management experience inform Exelon’s enterprise risk management of key risks with potential to impact public safety, operations and shareholder value including environmental impacts.	•	•		•	•				•	•
Investor perspective – Investor relations and investment management experience ensure strong alignment with investors and inform decision making on value-adding initiatives.		•	•	•			•	•
Engineering & Manufacturing – Engineering, manufacturing, construction, and performance management experience inform Exelon’s ongoing commitment to maintaining and strengthening the reliability, resiliency, and safety of the electric and gas transmission and distribution systems, smart grid and generation portfolio and assets.						•		•
Diversity – Diverse attributes reflect the Company’s commitment to diversity and inclusion through age, ethnicity, gender, race and sexual orientation.	•	•	•			•

Military Experience – Military service and experience brings unique skills and insight to the Board and reflects the Company’s commitment to helping veterans translate their skills into the energy industry.

							•		•		•

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Board and Corporate Governance Matters

Director Independence

The Board has determined that all non-employee Directors who served on the Board in 2019 and all nominees for election, except for Mr. Crane as Exelon’s President and Chief Executive Officer, are independent according to applicable law and the listing standards of The Nasdaq Stock Market LLC (Nasdaq), as incorporated into the Independence Standards for Directors in Exelon’s Corporate Governance Principles. In accordance with the Independence Standards for Directors, the Board determined that certain categories of relationships as set forth in the Appendix do not create a conflict of interest that would impair a Director’s independence. The Board also determined that the members of the Audit, Compensation and Leadership Development, and Corporate Governance Committees are independent within the meaning of applicable laws, Nasdaq governance requirements, and the Independence Standards for Directors.

When assessing the independence of Director nominees, the Corporate Governance Committee considers the impact that tenure may have on the independence of certain longer-tenured incumbent Board nominees. The Board determined that the independence of our longer-tenured Directors had not been diminished as these members continued to thoughtfully challenge and provide reasoned, balanced, and insightful guidance to management. The Board values the perspectives that such Directors contribute to Board discussions, having served Exelon during periods of various industry and company-specific developments and with different members of management over the years.

Related Person Transactions

Exelon has adopted a written policy on the review, approval or ratification of transactions with related persons, which is overseen by the Corporate Governance Committee and is available on our website. The policy provides that the Committee or the Committee chair will review any proposed, existing, or completed transactions in which the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect material interest. In general, related persons are directors and executive officers and their immediate family members, as well as stockholders beneficially owning 5% or more of Exelon’s outstanding stock as defined in SEC rules. The Exelon General Counsel reviews relevant information on transactions, arrangements, and relationships disclosed and makes a determination as to the existence of a related person transaction as defined by SEC rules and the policy. Related person transactions that are in, or not inconsistent with, the best interests of Exelon or subsidiary Commonwealth Edison, as applicable, are approved by the Corporate Governance Committee and reported to the Board. Related person transactions are disclosed in accordance with applicable SEC and other regulatory requirements.

There were no related person transactions identified for 2019.

Director Nominees

Two directors are not standing for re-election in 2020. In December 2019, Stephen Steinour announced his decision to not stand for election at the 2020 annual shareholders meeting. Additionally, Admiral Richard Mies has reached the mandatory retirement age designated in Exelon’s Corporate Governance Principles and will therefore not stand for election in 2020. The Board is deeply grateful to both for their leadership and their valued contributions and insights into Exelon’s business and strategy.

The Board nominates the 12 candidates named below for re-election as Directors. If elected by shareholders, each Director will serve a term ending with the 2021 annual meeting. Each nominee has agreed to be named in this proxy statement and to serve as a Director, if elected. If any Director is unable to stand for election at the annual meeting, the Board may reduce the number of Directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute Director. Exelon does not expect that any Director nominee will be unable to serve.

In addition to the skills, characteristics, core competencies and other attributes previously described, the Corporate Governance Committee also considers whether each nominee has the time available, in light of other business and personal commitments, to effectively serve on Exelon’s Board. Among the criteria the Committee considers is the degree to which any incumbent Director nominee demonstrates effective and productive preparedness and engagement. The Board has adopted limits for service on other boards, providing that Directors who serve as the CEO of a public company should not serve on more than two other public company boards in addition to Exelon and its subsidiary boards. Other Directors should not serve on the boards of more than four other public companies in addition to the Exelon Board and its subsidiary boards.

The Corporate Governance Committee and the Board believe the skills and experiences detailed above are well represented among the Director nominees and reflect an effective mix of backgrounds, experience and diversity.

16     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Mr. Anderson’s broad experience in finance, risk management, corporate governance, and executive leadership gained through his board service experiences, successful career with Ernst & Young that culminated in his role as Vice Chair, and his 20+ years of experience as an audit partner and certified public accountant deeply enhance his contributions to the Exelon Board, add value to his leadership of the Audit Committee, and roles on the Risk and Corporate Governance Committees.

Skills & Experience Aligned with Our Strategy:
●Former Vice Chair and Midwest Area Managing Partner of Ernst & Young, a global assurance, tax, transaction and advisory services firm, until his retirement in 2012 following a 35-year career with EY.
●Director of the Federal Reserve Bank of Chicago from 2008 – 2010.
●Executive Committee member, United States Golf Association.

Other Current Public Company Service:
●AAR Corp. | 2012 – Present | Aerospace and defense
●Avery Dennison | 2012 – Present | Manufacturing of adhesive technologies, display graphics, and packaging materials
●Marsh & McLennan Companies | 2016 – Present | Global professional services firm

Prior Public Company Service:
●First American Financial Corporation | 2012 – 2016 | Financial services, title insurance and services, and specialty insurance
Primary Skills & Core Competencies:
Accounting
Finance
Executive
Compensation
Risk
Diversity

Ms. Berzin’s executive leadership experience, background in securities legal practice, and expertise in complex investment and financial products bring key insight to the Company’s financial affairs, risk management, borrowings, capitalization, and liquidity and add value to her leadership of the Risk Committee.

Skills & Experience Aligned with Our Strategy:
●Former Chairman and Chief Executive Officer of Financial Guaranty Insurance Company, an insurer of municipal bonds, asset-backed securities and structured finance obligations (1992 – 2001). Ms. Berzin joined FGIC in 1985 as its General Counsel following seven years of securities practice in New York City.
●Director of Baltimore Gas & Electric Company (Exelon Subsidiary)
●Former Director of Constellation Energy (2008 – 2012)

Other Current Public Company Service:
●Trane Technologies plc (formerly Ingersoll-Rand plc) | 2001 – Present | Industrial manufacturing
Primary Skills & Core Competencies:
Accounting
Finance
Executive
Risk
Investor perspective
Diversity

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Board and Corporate Governance Matters

Ms. Brlas has proven leadership skills derived from her significant experience as an executive leader at global, capital-intensive companies. Her operations and finance experience in the natural resources industry as well as her background in financial and governance matters bring valuable insight to the Board.

Skills & Experience Aligned with Our Strategy:
●Former Executive Vice President and Chief Financial Officer of Newmont Mining Corporation, a global gold mining company (2013 – 2016)
●Multiple senior positions, most recently as Executive Vice President and President, Global Operations, Cleveland-Cliffs, Inc. which specializes in the mining, beneficiation, and pelletizing of iron ore (2006 – 2013)
●Former Director of Calpine Corporation, a company providing electricity generation from natural gas and geothermal resources and retail power provider (2016 – 2018)

Other Current Public Company Service:
●Albemarle Corporation | 2017 – Present | Global chemical manufacturer
●Graphic Packaging Holding Company | 2019 – Present | Consumer packaging

Prior Public Company Service:
●Perrigo Company plc | 2003 – 2019; Chair 2016 – 2019 | Over the counter pharmaceutical and nutritional product manufacturing
Primary Skills & Core Competencies:
Accounting
Finance
Executive
Compensation
Investor perspective
Diversity

Mr. Crane’s qualifications include senior leadership experience and broad energy industry experience, including regulation, operations, nuclear generation, and major capital projects. His role as a leading executive within the electric utility and power industries provides valuable insight to the Board, particularly their oversight of strategy and risk.

Skills & Experience Aligned with Our Strategy:
●President and Chief Executive Officer of Exelon Corporation; previously served as President Chief Operating Officer of Exelon and Exelon Generation (2008 – 2012)
●Chairman of the Edison Electric Institute, leading association representing all U.S. investor-owned electric companies
●Director and Former Chairman of the Institute of Nuclear Power Operations, industry organization promoting safety and reliability in nuclear plant operation
●Director, AEGIS Insurance Services, a mutual insurance company providing services to the energy industry
●Former Chairman, Nuclear Energy Institute, the nation’s nuclear industry trade association

Other Current Public Company Service:
●None

Primary Skills & Core Competencies:
Accounting
Finance
Executive
Compensation
Technology
Safety & Security
Industry
Policy
Risk
Investor perspective
Engineering & Manufacturing

18     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Mr. de Balmann has extensive experience in corporate finance, including the derivatives and capital markets as well as industry experience as a former director of Constellation Energy. His deep knowledge of compensation and governance matters are also of significant value to the Board and to his role as chair of the Compensation and Leadership Development Committee.

Skills & Experience Aligned with Our Strategy:
●Former Co-Chairman of Bregal Investments LP, a private equity investing firm (2002 – 2012)
●Executive Partner,Bridge Growth Partners, private equity firm focusing on technology and financial services companies
●Former Co-Head of Deutsche Bank’s Global Investment Bank and former Co-Chair and Co-CEO of Deutsche Bank Alex. Brown
●Former Vice-Chairman, Bankers Trust Corporation
●Former Director of Constellation Energy (2003 – 2012)

Other Current Public Company Service:
●ESI Group | 2016 – Present | Virtual prototyping software and services
Primary Skills & Core Competencies:
Finance
Executive
Compensation
Risk
Investor perspective

Mr. DeBenedictis has wide-ranging experience with government and public policy, regulated industries, strategic planning, operations and risk management and corporate governance having served as a director of public companies for over 25 years. Additionally, his experience as the CEO of a public utility company provides insight on many of the same development, land use, and environmental and utility regulatory issues that affect Exelon and its subsidiaries.

Skills & Experience Aligned with Our Strategy:
●Chairman Emeritus of Aqua America Inc., a public water utility (previously served as President & CEO from 1993 – 2015)
●Former Secretary of the Pennsylvania Department of Environmental Protection
●Former Director of the Pennsylvania Office of Economic Development
●Prior senior-level positions with U.S. Environmental Protection Agency
●Director Emeritus, Greater Philadelphia Chamber of Commerce
●Director, PECO Energy Company & Commonwealth Edison Company (Exelon subsidiaries)

Other Current Public Company Service:
●Aqua America | 1993 – Present | Water utility
●MISTRAS Group | 2015 – Present | Asset protection solutions
●P.H. Glatfelter, Inc. | 1995 – Present | Global supplier of specialty papers and engineered products
Primary Skills & Core Competencies:
Finance
Executive
Industry
Policy
Risk

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Board and Corporate Governance Matters

Ms. Jojo’s wealth of experience leading complex IT organizations brings valuable technology and innovation expertise to the Board. Additionally, her educational background in computer science and industrial engineering lends expertise to the Board’s risk oversight and cybersecurity programs and initiatives.

Skills & Experience Aligned with Our Strategy:
●Executive Vice President, Technology & Chief Digital Officer of United Airlines Holdings, Inc. (2014 – Present)
●Former Executive Vice President and Chief Information Officer for Rogers Communications Inc., a wireless communications and media company, from 2011 to 2014
●Former Senior Vice President and Chief Information Officer for Energy Future Holdings Corporation, which held a portfolio of competitive and regulated energy companies, from 2008 to 2011
●Director of the Federal Reserve Bank of Chicago

Other Current Public Company Service:
●None
Primary Skills & Core Competencies:
Compensation
Technology
Safety & Security
Industry
Engineering & Manufacturing
Diversity

Dr. Joskow’s research and consulting activity have focused on the electric power industry, electricity pricing, fuel supply, demand, generating technology, and regulation. As a result, his extensive knowledge of industrial organization, energy and environmental economics, and government regulation offer unique insights for the Board.

Skills & Experience Aligned with Our Strategy:
●President Emeritus of the Alfred P. Sloan Foundation (2017 – Present; previously served as President from 2008 to 2017)
●Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT)
●Former Director of MIT’s Center for Energy & Environmental Policy Research
●Former Member of the EPA’s Acid Rain Advisory Committee
●Former Member of the National Commission on Energy Policy
●Former Member of the Secretary of Energy Advisory Board
●Former Chair of the National Academies Board on Science, Technology and Economic Policy

Other Current Public Company Service:
●None
Primary Skills & Core Competencies:
Executive
Technology
Industry
Policy
Investor perspective
Military Experience

20     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Mr. Lawless has deep executive leadership, strategic planning, and corporate governance experience. As a former CEO of a Fortune 1000 public company, he provides critical perspectives on governance and other public company issues that inform his leadership of the Corporate Governance Committee.

Skills & Experience Aligned with Our Strategy:
●Former President, Chairman & CEO, McCormick & Company, Inc., a global food manufacturing company, having served as President from 1996 to 2006, as CEO from 1997 to 2008, and as Chairman from 1997 until 2009. Previously held numerous senior level positions during his 20+ year career with the company.
●Director of The Baltimore Life Insurance Company
●Former Director of Carpenter Technology Corporation (1997 – 2004), which specializes in developing and manufacturing high-performance alloys
●Former Director of Constellation Energy (2002 – 2012)

Other Current Public Company Service:
●None
Primary Skills & Core Competencies:
Accounting
Executive
Compensation
Investor perspective
Engineering & Manufacturing

Admiral Richardson’s experience leading the U.S. Navy as well as his expertise in nuclear oversight and operational excellence brings invaluable knowledge to the Board and richly informs his service on the Risk Committee and leadership of the Generation Oversight Committee.

Experience:
●Former Chief of Naval Operations (2015 – 2019)
●Held various positions during 37-year career with the U.S. Navy including commander of various submarine forces, Director of Naval Reactors where he was responsible for the full life-cycle, including regulatory responsibilities, of more than 90 reactors operating around the world on nuclear-powered warships, naval aide to the President, and Director of Strategy and Policy at U.S. Joint Forces Command
●Trustee, Woods Hole Oceanographic Institution
●Director, Center for New American Security

Other Current Public Company Service:
●The Boeing Company | 2019 – Present | Aerospace company
Primary Skills & Core Competencies:
Executive
Technology
Safety & Security
Industry
Risk
Military Experience

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Board and Corporate Governance Matters

Mr. Shattuck’s executive leadership experience in business and the energy industry enables him to effectively identify strategic priorities and oversee the execution of strategic priorities. His operational experience leading a nuclear utility similar in substance to Exelon’s and financial expertise from his experience in the financial services industry also brings valuable perspectives to his leadership of the Board.

Skills & Experience Aligned with Our Strategy:
●Former Chairman, President, and Chief Executive Officer of Constellation Energy (2001 – 2012)
●Former President, Alex. Brown & Sons
●Former Chairman, Institute of Nuclear Power Operations, industry organization promoting safety and reliability in nuclear plant operation
●Former Executive Committee Member, Edison Electric Institute, leading association representing all U.S. investor-owned electric companies
●Former Chairman, Center for Strategic & International Studies – Commission on Nuclear Energy
●Chairman, Johns Hopkins Hospital

Other Current Public Company Service:
●Gap, Inc. | 2002 – Present | Clothing retailer
●Capital One Financial Corporation | 2003 – Present | Banking and financial services
●Alarm.com | 2014 – Present | Cloud-based security and monitoring services
Primary Skills & Core Competencies:
Finance
Executive
Compensation
Industry
Risk

Mr. Young’s far-reaching leadership, operational expertise as a former nuclear utility CEO, and deep industry knowledge bring valuable and broad industry insights to the Board. Additionally, his background in finance and investor relations brings important investor perspectives.

Skills & Experience Aligned with Our Strategy:
●Former President, Chief Executive Officer, and Director of Energy Future Holdings Corp., which held a portfolio of competitive and regulated energy companies (2008 – 2016)
●Former Chief Financial Officer of Exelon Corporation (2005 – 2008) and former President of Exelon Generation (2004 – 2005)
●Former Senior Vice President, Sierra Pacific Resources (now NV Energy), a public gas & electric utility company
●Former Executive Vice President, Southern Company, a public gas & electric utility company
●Former Director, Nuclear Energy Institute, the nation’s nuclear industry trade association
●Former Director, Edison Electric Institute, leading association representing all U.S. investor-owned electric companies

Other Current Public Company Service:
●None

Prior Public Company Service:
●CSRA, Inc. | 2016 – 2018 | IT and cybersecurity services
Primary Skills & Core Competencies:
Finance
Executive
Safety & Security
Industry
Risk
Military Experience

22     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Overview of Board’s Role

Exelon’s business, property and affairs are managed under the direction of the Board of Directors. The Board considers the interests of all of its constituencies, which includes shareholders, customers, employees, suppliers, and the communities we serve. The Board is committed to ensuring that Exelon conducts business in accordance with the highest standards of ethics, integrity, and transparency.

Key Governance Highlights

Exelon’s Board remains committed to maintaining the highest standards of corporate governance. We believe our strong corporate governance practices help us achieve our performance goals and maintain the trust and confidence of our shareholders, employees, customers, regulators, and other stakeholders. A summary of our corporate governance practices are described below and more detail is presented in our Corporate Governance Principles, which are available on the Exelon website at www.exeloncorp.com on the Governance page located under the Investors tab.

Board Accountability & Shareholder Rights
✓Directors are elected annually by a majority of votes cast in uncontested elections. The average level of vote support for Directors in 2019 was 95%.
✓Eligible shareholders may submit nominees for consideration by the Corporate Governance Committee or nominate Directors through Exelon’s “proxy access” bylaws.

Oversight of Risk Management
✓The Board regularly reviews management’s systematic approach to identifying and assessing risks faced by Exelon and each business unit, taking into account emerging trends and developments and in connection with capital investments and business opportunities.
✓Our Risk Committee oversees Exelon’s risk management strategy, policies and practices, and risk exposures.

Shareholder Engagement
✓Exelon has a long-standing practice of engaging with our shareholders on corporate governance matters throughout the year, as may be necessary or helpful, to understand the positions of our institutional investors and to share Exelon’s perspective on matters of mutual interest.
✓Regular and ongoing engagement with our shareholders helps to inform Board and Committee decisions on governance, compensation, environmental stewardship, and other matters.
✓Page 49 in our Compensation Discussion & Analysis section summarizes the input received during 2019 related to our executive compensation program.

Evaluations
✓Our Board and each of the Board’s five Committees undergo annual self-assessments.
✓Individual directors undergo biennial performance assessments that include input from peers and select members of executive management. (See page 29 for details.)

Mandatory Retirement ✓Directors may not stand for election after age 75.
Stock Ownership
✓Robust stock ownership guidelines require Directors to hold at least 15,000 shares of Exelon common stock within five years after joining the Board. Hedging, pledging, and short sales of Exelon stock are prohibited.

Board Limits
✓Directors should not serve on more than 4 other public companies boards in addition to Exelon and its subsidiaries
✓Any Director who serves as the CEO of a public company should not serve on more than 2 other public company boards in addition to Exelon.

Continuing Education
✓Continuing director education is provided during Board and Committee meetings.
✓The Company encourages Director participation in externally offered director development opportunities.

Other Governance Practices
✓Independent Directors meet regularly in executive sessions without management.
✓Transparent political activities and contributions are provided through semi-annual reporting on www.exeloncorp.com.

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Board and Corporate Governance Matters

Board Oversight of Risk

The Company operates in a complex market and regulatory environment. The Board has broad responsibility to provide oversight of significant risks primarily through direct engagement with management and through delegation of ongoing risk oversight responsibilities to the Committees. Any risk oversight area not allocated to a Committee remains with the Board.

Each Committee reports regularly to the Board on discussions of enterprise risks for which it is responsible. Furthermore, the Board regularly discusses enterprise risks in connection with the evaluation of capital investments, other business opportunities and strategies as well as emerging trends or developments.

The Board regularly receives reports from: General Counsel • CEO of Exelon Utilities • Corporate Finance and Investor Relations • Human Resources and Diversity & Inclusion • Corporate Security (including Cyber Security) • Government Affairs & Public Policy • Compliance and Audit Services

Board Committees’ Oversight of Risk

Generation Oversight
✓Oversee risks in connection with nuclear and other generation operations including safety, system reliability, licensing, environmental regulation & policy, costs, fuel, health & safety, etc.
✓Oversee policies to mitigate risk (including cyber risk) associated with security and integrity of generating operations
Committee regularly receives reports from: Chief Nuclear Officer • Power • Generation Operations & Strategy • Industry Consultants • Site VPs • Plant Managers	Compensation and Leadership Development
✓Evaluate risks related to compensation policies and practices
✓Oversee leadership development & succession planning (other than CEO)
✓Partners with ERM to assess and validate controls in place to mitigate incentive compensation risks
Committee regularly receives reports from: Chief HR Officer • CFO • Executive Compensation • Independent Compensation Consultant
Corporate Governance
✓Oversee succession planning for CEO
✓Review risks related to governance and shareholder activism
✓Oversee sustainability and climate change strategies and efforts to protect and improve the environment
Committee regularly receives reports from: Chief Innovation & Sustainability Officer • Environmental Strategy • Chief HR Officer • Independent Compensation Consultant • Office of Corporate Governance	Audit
✓Review internal audit risk assessment and oversee risks associated with financial reporting
✓Oversee tax strategy & assessment of tax risks
✓Review conflicts of interest, ethics and compliance issues
Committee regularly receives reports from: CFO • Controller • Audit Services • Independent Auditor • Tax • General Counsel • Chief Compliance Officer
Risk

Oversight of enterprise risk and risk management strategies, policies, procedures and mitigation efforts, including insurance programs.

Committee regularly receives reports from: General Counsel • Chief Compliance Officer • Government Affairs • Chief Risk Officer • Chief Information Officer/Chief Digital Officer • Chief Security Officer • Generation

24     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Enterprise Risk Management

Exelon’s Enterprise Risk Management (ERM) group is focused on matters related to the identification, assessment, management, mitigation and monitoring of risks through established key risk indicators.

Each operating company has a Risk Management Committee (RMC) comprising select senior officers who meet regularly to discuss enterprise risk management generally and risks associated with new developments or proposed transactions. Each RMC is responsible for ensuring that processes are in place to identify and assess risks within that business unit as well as measuring and managing risk exposures in accordance with Exelon’s policies, programs, strategies, and risk appetite as approved by the Exelon Board.

The chief risk officer and the RMCs meet regularly to identify and evaluate the most significant risks and appropriate steps to manage and mitigate those risks. In addition, the ERM group performs regular assessments of enterprise risks assessing the probability and severity of identified risks as well as control effectiveness. These risk assessments are discussed at the RMCs before being aggregated and discussed with the Board’s Risk and Audit Committees.

Director Attendance

Attendance	The Board of Directors held six meetings during 2019, including a two-day strategy retreat with senior officers of Exelon and its subsidiary companies. Each incumbent Director nominee attended at least 75% of the combined Board and Committee meetings of which he or she was a member. Attendance at Board and Committee meetings during 2019 averaged 97% for incumbent Directors as a group.

While Exelon does not have a formal policy requiring attendance at the annual shareholders meeting, all Directors attended the 2019 annual shareholders meeting.

Board Leadership

Exelon’s bylaws permit the independent members of the Board to determine the leadership structure of the Board including whether the roles of Board Chair and Chief Executive Officer should be performed by the same individual or whether the roles should be performed by separate individuals. As a matter of policy, the Board believes that separation of these functions is not required, and whether to combine the roles or not is a matter for the Board’s sole discretion, taking into consideration the current and anticipated circumstances of the Company, the skills and experiences of the individual or individuals in question, and the leadership composition of the Board.

The Board reviews its leadership structure periodically and as circumstances warrant. The Board separated the roles of Board Chair and Chief Executive Officer in 2012 and continues to find that this leadership structure ensures independent oversight and promotes the Board’s ability to effectively represent the best interests of all shareholders.

The Board is committed to continued independent oversight at all times, and our Corporate Governance Principles provide that the independent members of the Board shall select and elect a Lead Independent Director in the event the Board Chair and Chief Executive role are held by the same individual, or the person holding the role of Board Chair is not independent under Exelon’s Independence Standards for Directors. At any time during which the position of Lead Independent Director may be required, but is vacant due to timing considerations, the Chair of the Corporate Governance Committee shall serve as the Lead Independent Director.

Exelon’s Corporate Governance Principles provide a full outline of the responsibilities for each of the Board Chair, Chief Executive Officer, and any Lead Independent Director.

Board Diversity & Refreshment

The Corporate Governance Committee regularly reviews the composition of the Board. While the Corporate Governance Committee does not prescribe diversity standards, the Corporate Governance Committee considers diversity to be an important consideration when evaluating Board composition and director qualifications. The Corporate Governance Committee considers all aspects of diversity such as diversity of gender, race, background, skills and experience as well as thought.

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Board and Corporate Governance Matters

The Corporate Governance Committee is also responsible for considering the long-term composition of the Board and believes in balancing the value of industry knowledge and experience from longer-tenured directors with the new perspectives and fresh ideas that come from adding new directors to the Board.

Four of Exelon’s directors will reach the mandatory retirement age of 75 within the next three years. Accordingly, the Corporate Governance Committee has been actively engaged in board refreshment and succession planning. The Board has added three new directors since 2018.

●	In 2018, Laurie Brlas and John Young were added to the Board.
●	In 2019, Admiral Richardson was added to the Board.

Board Committees

There are five standing committees of the Board: the Audit Committee, the Compensation and Leadership Development Committee, the Corporate Governance Committee, the Risk Committee, and the Generation Oversight Committee. The Board Chair and CEO generally attend all Committee meetings and all Committees meet regularly in executive session without management present.

In December 2019, the Board dissolved the Investment Oversight Committee and moved the financial oversight of investment matters to the full Board. In January 2020, the Board shifted responsibility for the oversight of corporate finance matters and transactions to the full Board and therefore narrowed the role and responsibilities of the former Finance and Risk Committee to be focused on enterprise risk oversight and renamed the Committee accordingly as the Risk Committee.

Each Committee is governed by a Board-approved charter stating its responsibilities and which is reviewed annually and updated as appropriate. The charters are available on the Exelon website at www.exeloncorp.com on the Board Committees page and in print to any shareholder who requests a copy from Exelon’s Corporate Secretary as described on page 78 of this proxy statement.

Committee Membership

	Audit	Compensation & Leadership Development	Corporate Governance	Generation Oversight	Risk	Special Oversight
Anderson			✓(2)		✓	✓
Berzin	✓
Brlas	✓				✓
Crane				✓	✓
de Balmann			✓		✓	✓
DeBenedictis			✓	✓	✓
Jojo		✓			✓
Joskow	✓				✓
Lawless		✓			✓	✓
Richardson				(3)	✓
Shattuck					✓	✓
Young		✓(1)		✓	✓
Number of Meetings in 2019	5	4	4	4	5	6
(1)	Mr. Young joined the Compensation and Leadership Development Committee as of January 28, 2020.
(2)	Mr. Anderson joined the Corporate Governance Committee as of January 28, 2020.
(3)	Admiral Richardson will assume the position of Chair of the Generation Oversight Committee effective April 28, 2020.
Chair	✓	Member

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Board and Corporate Governance Matters

Audit Committee
Chair Mr. Anderson All members are independent.	Primary Responsibilities:

✓Assists Board in the oversight and review of the quality and integrity of the Company’s financial statements and internal controls over financial reporting
✓Appoints, retains, and oversees the independent auditor and evaluates its qualifications, performance, independence and fees
✓Oversees the Company’s internal audit function
✓With the advice and assistance of the Risk Committee, reviews the processes by which Exelon assesses and manages enterprise risk
✓Oversees compliance with Exelon’s Code of Business Conduct, and the process for the receipt and response to complaints regarding accounting, internal controls, ethics, or audit matters

The Board of Directors has determined that each member of the Audit Committee is an “Audit Committee Financial Expert” as defined by SEC rules. See page 35 for the Audit Committee Report.

Compensation & Leadership Development Committee
Chair Mr. de Balmann All members are independent.	Primary Responsibilities:

✓Assists Board in establishing performance criteria, evaluation, and compensation for CEO
✓Approves executive compensation program design for executive officers, other than the CEO
✓Monitors and reviews leadership and succession information for executive roles
✓Retains the Committee’s independent compensation consultant
✓Reviews Compensation Discussion and Analysis and prepares Compensation Committee Report for this proxy statement

Compensation Committee Interlocks and Insider Participation. Mr. Young previously served as an employee of Exelon and held several senior level executive positions over his tenure from 2003 until 2008 when he departed Exelon to join another company. During 2019, none of Exelon’s executive officers served on the board of directors of any entities whose executive officers serve on the Compensation and Leadership Development Committee. See page 54 for the Compensation and Leadership Development Committee Report.

Corporate Governance Committee
Chair Mr. Lawless All members are independent.	Primary Responsibilities:

✓Identifies and recommends qualified candidates for election by the Board and shareholders and oversees Board and Committee structure and composition
✓Recommends Corporate Governance Guidelines and advises on corporate governance issues including evaluation processes for the Board, Committees, each Director, the Board Chair and CEO
✓Oversees Exelon’s environmental strategies, including climate change and sustainability policies
✓Reviews Exelon’s director compensation program and has authority to retain independent compensation consultant
✓Has authority to retain an independent search firm to identify candidates for Director

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Board and Corporate Governance Matters

Generation Oversight Committee
Chair (eff. 4/28/2020) Adm. Richardson	Primary Responsibilities:

✓Oversees the safe and reliable operation of all generating facilities with principal focus on nuclear safety
✓Oversees management and operations of generating facilities including the overall organizational effectiveness of generation station operations
✓Oversees compliance with policies and procedures to manage and mitigate risks associated with the security and integrity of Exelon’s generation assets
✓Reviews environmental, health and safety issues related to generating facilities

Generation facilities toured in 2019: 4

Risk Committee
Chair Ms. Berzin	Formerly the “Finance and Risk Committee,” this committee was reconstituted as the “Risk Committee” in January 2020. Oversight of Exelon’s financial and capital stewardship matters were moved to the full Board’s annual agenda.

Primary Responsibilities:

✓Oversees risk management functions, including compliance with risk management program, and matters relating to the risk exposures of Exelon and its subsidiaries
✓Monitors liquidity, and related financial risks
✓Oversees risk management strategies, policies, procedures, and mitigation efforts including with respect to marketing and trading of energy and energy-related products
✓Oversees risk management strategies, policies, procedures, and mitigation efforts including with respect to cyber security

Special Oversight Committee
The Special Oversight Committee was formed in June 2019 to oversee the cooperation and compliance by Exelon with respect to two subpoenas and other information requests received from the U.S. Attorney’s Office for the Northern District of Illinois that sought information about, among other things, lobbying practices in Illinois and communications with certain Illinois public officials by Exelon and its subsidiary Commonwealth Edison. A similar request related to the companies’ lobbying practices in Illinois was also received from the Securities and Exchange Commission (SEC). The Committee is assisting in the oversight of Exelon’s cooperation and compliance with the subpoenas and SEC request, any further action taken by the U.S. Attorney or the SEC, and any resulting actions that may be required or recommended. The Board delegated the following responsibilities to the Special Oversight Committee:
✓Exclusive power and authority to oversee, monitor and facilitate all matters related to the subpoenas and information requests and to make recommendations to the full Board, based upon actions that may be taken by the U.S. Attorney or the SEC;
✓Authority to investigate any matter within its scope of responsibilities, with full power to retain outside counsel, advisors, or other experts for this purpose;
✓Authority to add to or remove from the Special Oversight Committee any other independent director of Exelon Corporation as the Special Oversight Committee may deem appropriate; and
✓Authority to approve related fees and retention terms of counsel and other advisors.

All members of the Special Oversight Committee are independent.

28     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Board, Committee, and Individual Director Evaluations

Exelon has strong evaluation processes for its Board, five Board Committees, and individual Directors.

Board Evaluations
The Board conducts an annual assessment of its performance and effectiveness. The process is coordinated by the Board Chair and the chair of the Corporate Governance Committee, taking into account the recommendations of the Corporate Governance Committee on the process and criteria to be used for Board, Committee, and individual Director evaluations. The current process provides that all Directors engage in a one-on-one interview with the Board Chair or the chair of the Corporate Governance Committee to discuss the following topics, among others that may arise:
●overall Board performance and areas of focus including strategic and business issues, challenges, and opportunities; ●Board meeting logistics;	●CEO, senior management and Director succession planning; ●accountability to shareholder views; ●Board Committee structure and composition;	●Board culture; ●Board composition; and ●management performance, including quality of materials, provided to the Directors.
Interviews also seek practical input on what the Board should continue doing, start doing, and stop doing. Following the completion of such interviews, the Board Chair and chair of the Corporate Governance Committee collaborate to prepare and provide to the Board a summary of the assessment input provided.
Outcome: The Board evaluation process led to the reformulation of the Board Committee structure, following an introspective analysis of Board effectiveness.

Committee Evaluations All five of the Board’s Committees conduct annual assessments of their performance and take into consideration:
●whether Committee members possess the right skills and experiences or whether additional education or training is required;	●the sufficiency of their charters; ●whether there are sufficient meetings covering the right topics; and	●whether meeting materials and presenters are effective, among other matters.
Assessments also seek practical input on what Committees should continue doing, start doing, and stop doing. A summary of all Committee assessment results is provided to the Corporate Governance Committee and Board for review and discussion.
Outcome: Assessments led to the recalibration of the Finance and Risk Committee into a Risk Committee, and the dissolution of the Investment Oversight Committee.

Individual Director Evaluations
The process for individual Director evaluations was strengthened in 2017 to provide for individual assessments of all Directors on a biennial basis, which means that each Director is evaluated every other year. Individual Director performance assessments include peer review by all members of the Board as well as input from members of senior management on the contributions and performance of each Director. Directors are interviewed by the Chair of the Corporate Governance Committee or by the Board Chair to provide input on each Director undergoing assessment. In addition, four members of senior management are interviewed to provide input based on their regular interactions with Directors. In 2020, all interviews were conducted by the Board Chair because the chair of the Corporate Governance Committee was in the group undergoing assessment. Topics covered in the interviews included:
●meeting preparedness; ●meaningful and constructive participation and contributions; ●demonstrated independence;	●respectful, effective and candid communication skills; ●Company and industry knowledge;	●strategic foresight; and ●openness to new learnings and training.
Interviews also sought practical input on what Directors should continue doing, start doing, and stop doing. After discussing the process and overall results with the Corporate Governance Committee, the Board Chair collaborates with the chair of the Corporate Governance Committee to provide feedback separately to individual Directors for developmental opportunities.
Outcome: Individual assessment results were discussed with the Corporate Governance Committee, which informed recent Committee composition changes and aided in planning for future adjustments when appropriate.

www.exeloncorp.com     29

Board and Corporate Governance Matters

Director Education

The Board has an orientation and onboarding program for new Directors and provides continuing education for all Directors that is overseen by the Corporate Governance Committee.

New Director Orientation	The orientation program is tailored to the needs of each new Director depending on his or her level of experience serving on other boards and knowledge of the Company or industry. Materials provided to new Directors include information on the Company’s vision, strategic direction, financial matters, corporate governance practices, Code of Business Conduct, and other key policies and practices. The onboarding process includes a series of one-on-one meetings with members of senior management and their staff for deep-dive briefings on business units. New Directors are also invited to tour various Company facilities, depending on their orientation needs.
Continuing Director Education	Continuing director education is provided during portions of Board and Committee meetings and is focused on topics necessary to enable the Board to effectively consider issues before them at that time (such as new regulatory or accounting standards). Education often takes the form of “white papers” covering timely subjects or topics. The Audit Committee plans for at least one meeting a year in which a session is devoted to education on new accounting rules and standards and topics deemed to be helpful to having a good understanding of our accounting practices and financial statements. The Generation Oversight Committee uses site visits as a regular part of education for its members by holding each of its meetings at a different generating station. Each Generation Oversight Committee meeting agenda includes a briefing by local plant management, a tour of the facility, and lunch with plant personnel. Directors are also invited from time to time to tour other facilities such as Exelon’s cyber operations center and utility operations control centers.
Director Education Seminars	Directors may attend educational seminars and programs sponsored by external organizations. The Company covers the cost for any Director who wishes to attend external programs and seminars on topics relevant to their service as Directors.

Corporate Governance Principles

Our Corporate Governance Principles, together with the articles of incorporation, bylaws, Committee charters, and other policies and practices, provide the framework for the effective governance of Exelon. The Corporate Governance Principles address matters including the Board’s responsibilities and role; Board structure, Director selection, evaluation, and other expectations; Board operations; Board Committees; and additional matters such as succession planning, executive stock ownership requirements, and our recoupment policy. The Corporate Governance Principles are reviewed periodically and were last amended in September 2019 to reflect evolving governance trends and to remain contemporary with the needs of the Company and its stakeholders.

Process for Communicating with the Board

Shareholders and other interested persons can communicate with any Director or the independent Directors as a group by writing to them, c/o Thomas S. O’Neill, Senior Vice President, General Counsel and Corporate Secretary, Exelon Corporation, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398. The Board has instructed the Corporate Secretary to review communications initially and transmit a summary to the Directors and to exclude from transmittal any communications that are commercial advertisements, other forms of solicitation, general shareholder service matters, or individual service or billing complaints. Under the Board policy, the Corporate Secretary will forward to the Directors any communication raising substantial issues. All communications are available to the Directors upon request.

Shareholders may also report an ethics concern with the Exelon Ethics Hotline by calling 1-800-23-ETHIC (1-800-233-8442). You may also report an ethics concern via email to EthicsOffice@exeloncorp.com.

30     Exelon 2020 Proxy Statement

Board and Corporate Governance Matters

Compensation of Non-Employee Directors

The Corporate Governance Committee is responsible for reviewing and making recommendations to the Board regarding its non-employee Director compensation program. The Committee is authorized to engage outside advisors and consultants in connection with its review and analysis of Director compensation and takes various factors into consideration, including responsibilities of Directors generally, Board leadership roles such as the Board Chair and Committee Chairs, and the form and amount of compensation paid to Directors at comparable companies.

The Board targets total Director compensation to be at the median level of compensation paid at the peer group of companies used to benchmark executive compensation. The non-employee Director compensation program comprises two components – cash fees and equity compensation.

Based upon the Corporate Governance Committee’s review of peer benchmarking completed in December 2019, the Board made no changes to Director compensation for 2020.

Cash Fees

The following table sets forth the cash compensation paid in 2019 to Exelon’s non-employee Directors.

Directors may elect to defer any portion of cash compensation into a non-qualified multi-fund deferred compensation plan. Under the plan, each Director has an unfunded account where the dollar balance can be invested in one or more of several mutual funds, including one fund composed entirely of Exelon common stock. Fund balances (including amounts invested in the Exelon common stock fund) are settled in cash and may be distributed in a lump sum or in annual installment payments upon a Director reaching age 65, age 72, or upon departure from the Board. These funds are identical to those that are available to Company employees who participate in the Exelon Employee Savings Plan.

Additionally, members of any special committee receive fees of $5,000 per quarter for as long as the Committee remains needed.

Role	Annual Cash Retainer $
Non-Employee Director	$125,000
Board Chair	300,000
Chair of Audit Committee	25,000
Chair of Risk Committee	25,000
Chair of Compensation and Leadership Development Committee	20,000
Chair of Corporate Governance Committee	20,000
Chair and Members of Generation Oversight Committee	20,000

Equity Compensation

A significant portion of Director compensation is provided in the form of equity to align the interests of Directors with the interests of shareholders. In 2019, Exelon’s non-employee Directors received deferred stock units valued at $155,000 that were granted quarterly in arrears. Deferred stock units are credited to a notional account maintained on the books of the Company at the end of each calendar quarter based upon the closing price of Exelon common stock on the day the quarterly dividend is paid. Deferred stock units earn dividend equivalents which are reinvested in the deferred stock accounts as additional stock units. The account balance of deferred stock units will be settled in shares of Exelon common stock and may be distributed in a lump sum or in annual installments upon reaching age 65, age 72, or upon a Director’s departure from the Board.

Other Benefits Provided

From time to time, Exelon Directors are invited to bring spouses or guests to Exelon or industry related events. When such invitations are extended, Exelon covers the cost of spousal or guest travel, meals, lodging and related activities. The value of spousal or guest related travel is calculated according to IRS regulations and imputed to the Director as additional taxable income. Directors also receive reimbursement to cover the additional taxes owed on such imputed income. However, in most cases there is no direct incremental cost to Exelon of providing transportation and lodging for a Director’s spouse or guest when he or she accompanies the Director, and the only additional costs are those for meals and activities and to reimburse the Director for the taxes on the imputed income. In 2019, the aggregate incremental cost to the Company for such benefits provided for spouses and guests of all directors was $4,060. The reimbursements paid to cover additional taxes are detailed in footnote 2 to the 2019 Director Compensation table below.

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Board and Corporate Governance Matters

2019 Director Compensation

The following table summarizes the compensation paid for each of our non-employee Directors who served as a member of the Board and its Committees in 2019.

Name	Annual Board & Committee Retainers(1) ($)	Stock Awards ($)	All Other Compensation(2) ($)	Total Compensation ($)
Anderson	$180,549	$155,000	$311	$335,860
Berzin	150,000	155,000	16,119	321,119
Brlas	125,000	155,000	576	280,576
de Balmann	155,549	155,000	15,471	326,020
DeBenedictis	145,000	155,000	15,782	315,782
Jojo	125,000	155,000	15,333	295,333
Joskow	125,000	155,000	595	280,595
Lawless	155,549	155,000	785	311,334
Mies	165,000	155,000	15,000	335,000
Richardson(3)	47,283	50,543	1,257	99,083
Rogers(3)	46,538	51,525	—	98,063
Shattuck	435,549	155,000	15,378	605,927
Steinour	125,000	155,000	515,950	795,950
Young	145,000	155,000	15,100	315,100
Total All Directors	$2,126,017	$1,962,068	$627,657	$4,715,742
(1)	Amounts reported for Messrs. Anderson, de Balmann, Lawless and Shattuck each include pro-rated Special Oversight Committee Chair fees. The Special Oversight Committee was formed on June 21, 2019.
(2)

Amounts reported in this column represent (1) contributions made by Exelon or the Exelon Foundation to qualified not-for-profit organizations under Exelon’s matching gift program or in honor of Board service; and (2) tax gross-up payments. Exelon’s matching gift program provides up to $15,000 per year in contributions to match those made by directors. For Mr. Steinour, the amount shown reflects a one-time contribution made by the Exelon Foundation to a charitable organization selected by Mr. Steinour in honor of his many years of service to Exelon. Also included are amounts paid to reimburse directors for additional taxable income imputed in connection with spousal and guest travel to certain Exelon board events during 2019 (gross-up payments). Gross-up payments include the following amounts: Anderson, $311; Berzin, $1,119; Brlas, $126; de Balmann, $471; DeBenedictis, $782; Jojo, $333, Joskow, $595; Lawless, $785; Richardson, $1,257; Shattuck, $378; Steinour, $950; and Young, $100.

(3)	Prorated retainers were paid to Admiral Richardson upon his election to the Board on September 3, 2019, and to Mr. Rogers, who retired from the Board on April 30, 2019.

Outstanding Equity Awards as of December 31, 2019

As of December 31, 2019, the non-employee Directors held the following amounts of deferred stock units.

Name	Total Deferred Stock Units(1) (#)
Anderson	26,039
Berzin	59,197
Brlas	4,076
de Balmann	70,518
DeBenedictis	50,478
Jojo	16,270
Joskow	43,082
Lawless	75,014
Mies	39,845
Richardson	1,112
Rogers	59,362
Shattuck	25,731
Steinour	43,489
Young	4,846
Total All Directors	519,059
(1)

Balance reflects deferred stock units granted under the Exelon deferred stock unit plan along with accumulated units from automatic dividend reinvestment. For Ms. Berzin and Messrs. de Balmann and Lawless, the balance also includes deferred stock units granted under the Constellation Energy Group, Inc. Deferred Compensation Plan for directors that will be settled in cash on a 1 for 1 basis upon their departure from the Exelon board.

32     Exelon 2020 Proxy Statement

Audit Committee
Matters

Ratification of PricewaterhouseCoopers LLP as Exelon’s
Independent Auditor for 2020

The Audit Committee and the Board of Directors have determined that the retention of PricewaterhouseCoopers LLP (PwC) as the independent auditor remains in the best interests of the Company and its shareholders based on the Audit Committee’s level of satisfaction with the quality of services provided by PwC and consideration of factors described below.

PwC has served as the Company’s independent auditor since the Company’s formation in 2000. The Committee believes PwC’s deep familiarity with the Power and Utilities industry and Exelon’s businesses and operations, accounting policies and practices, and internal controls over financial reporting is valuable to the Company and its shareholders. Because of PwC’s familiarity, the firm has developed and implemented efficient and innovative audit processes, enabling the provision of services for fees considered by the Committee to be competitive.

The Board recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Auditor for 2020.

www.exeloncorp.com     33

Audit Committee Matters

Evaluation of the Independent Auditor

The Audit Committee regularly considers the independence, qualifications, compensation and performance of its independent auditor. In 2018, the Committee approved an evaluation framework developed by management to assist the Committee with its annual assessment of the independent audit firm that includes the solicitation of feedback from members of management and the Audit Committee. Results of the full assessment were provided to the Committee for its annual review and determination of whether to retain PwC as the Company’s independent auditor for 2020. Using the framework, the Audit Committee assessed the following four areas in addition to a consideration of the firm’s independence.

Quality of the independent audit firm and audit process
●The number of restatements, material weaknesses and significant deficiencies to determine if any items should have been reasonably identified by the independent audit firm.
●The risk associated with the audit firm based on their financial stability, compliance with applicable laws and professional standards, and any pending litigation or judgment against the firm.

Level of service provided by the independent audit firm

●Results of annual satisfaction surveys distributed to the Committee and management with high interactions with the independent audit firm.

Alignment with Exelon’s core values

●Whether the audit firm’s onsite team demonstrates a commitment to diversity and inclusion (D&I) aligned with Exelon’s core values.

Good faith negotiation of fees

●Review of fees incurred for reasonableness against the annually approved fees and reported current fee estimates provided to the Committee quarterly.

Independence

In addition to the four assessment areas above, the Committee also engaged in an assessment of PwC’s independence controls through the provision of its required communications in addition to the independence demonstrated by PwC through forthright, candid and prompt communications in general, and on related independence matters, when needed.

Based on the results of its assessment, the Audit Committee found PwC to be independent from the Company and its management and appointed the firm as its independent auditor for 2020.

If shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection, but no assurance can be given that the Audit Committee will change the appointment. Representatives of PwC will attend the annual meeting to answer questions and will have the opportunity to make a statement.

Selection of Lead Engagement Partner

The Committee was directly involved in the consideration, selection and transition plan for the new lead engagement partner who will fully assume the role in 2021.

Critical Audit Matters

In conformance with Public Company Accounting Oversight Board rules, the Committee reviewed and discussed with PwC four critical audit matters arising from the current period audit of Exelon’s financial statements. Critical audit matters (or CAMs) are defined to be any matter arising from the audit of the financial statements that was communicated or required to be communicated to the Audit Committee and that 1) relate to accounts or disclosures that are material to the financial statements and 2) involve especially challenging, subjective, or complex audit judgment. The Committee concurred with PwC’s assessment and identification of the CAMs contained in its Audit Report included within Exelon’s 2019 Annual Report on Form 10-K.

34     Exelon 2020 Proxy Statement

Audit Committee Matters

Fees Subject to Pre-approval Policy

Pursuant to the Audit Committee’s pre-approval policy, the Committee pre-approves all audit and non-audit services to be provided by the independent auditor taking into account the nature, scope, and projected fees of each service as well as any potential implications for auditor independence. The policy specifically sets forth services that the independent auditor is prohibited from performing by applicable law or regulation. Further, the Audit Committee may prohibit other services that in its view may compromise, or appear to compromise, the independence and objectivity of the independent auditor. Predictable and recurring audit and permitted non-audit services are considered for pre-approval by the Audit Committee on an annual basis.

For any services not covered by these initial pre-approvals, the Audit Committee has delegated authority to the Audit Committee Chair to pre-approve any audit or permitted non-audit service with fees in amounts less than $500,000. Services with fees exceeding $500,000 require full Committee pre-approval. The Audit Committee receives quarterly reports on the actual services provided by and fees incurred with the independent auditor. No services were provided pursuant to the de minimis exception to the pre-approval requirements contained in the SEC’s rules.

Auditor Fees

The table presents fees for professional audit services rendered by PwC for the audit of Exelon’s annual financial statements for the years ended December 31, 2019 and 2018, and fees billed for other services rendered by PwC during those periods.

	Year Ended December 31,
(in thousands)	2019	2018
Audit fees(1)	$26,604	$27,719
Audit related fees(2)	1,569	1,442
Tax fees(3)	2,161	1,087
All other fees(4)	738	380
Total:	$31,072	$30,628
(1)

Audit fees include financial statement audits and reviews under statutory or regulatory requirements and services that generally only the auditor reasonably can provide, including SEC and FERC financial statement audits and reviews, review of documents filed with the SEC, issuance of comfort letters and consents for debt and equity issuances and other attest services required by statute or regulation.

(2)

Audit related fees consist of assurance and related services that are traditionally performed by the principal auditor and are reasonably related to the performance of the audit or review of the financial statements, audits of stand-alone financial statements or other assurance services to comply with contractual requirements, financial accounting, reporting and control consultations, due diligence on proposed acquisitions or sales or merger integration services.

(3)

Tax fees consist of tax compliance, planning and advice services, including tax return preparation, refund claims, tax payment planning, assistance with tax audits and appeals, advice related to mergers and acquisitions and transactions, or requests for rulings or technical advice from tax authorities.

(4)	All other fees primarily reflect system implementation quality assurance services and accounting research software license costs.

Report of the Audit Committee

Management has primary responsibility for preparing the Company’s financial statements and establishing effective internal controls over financial reporting. PricewaterhouseCoopers LLP (PwC), the Company’s independent auditor for the year ended December 31, 2019, is responsible for auditing those financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of the Company’s internal controls over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.

The Audit Committee has reviewed and discussed with management and PwC the Company’s audited financial statements for the year ended December 31, 2019, including the critical accounting policies applied by the Company in the preparation of these financial statements and PwC’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has also discussed with PwC the matters required to be discussed pursuant to PCAOB standards and had the opportunity to ask PwC questions relating to such matters. PwC has provided to the Audit Committee the written disclosures and PCAOB-required letter regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC the firm’s independence.

In reliance on these reviews and discussions and other information considered by the Committee in its judgment, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in Exelon Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

THE AUDIT COMMITTEE

Anthony Anderson, Chair
Ann Berzin
Laurie Brlas
Paul Joskow
Richard Mies

www.exeloncorp.com     35

Executive
Compensation

Say-on-Pay:
Advisory Vote on Executive Compensation

We provide shareholders with a say-on-pay vote every year at the annual meeting of shareholders. While the vote is non-binding, the Board and Compensation and Leadership Development Committee (referred to herein as the “Compensation Committee”) take the results of the vote into consideration when evaluating the executive compensation program. Accordingly, you may vote to approve or not approve the following advisory resolution on the compensation of the named executive officers at the 2020 annual meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Shareholders pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and disclosure.

The Board of Directors recommends a vote FOR this proposal for the following reasons:

●Most compensation is performance-based and driven by rigorous goals that are tied to achieving financial and operational results that align the interests of executives with those of the Company’s shareholders.
●Exelon had solid financial performance in 2019 achieving a positive 4.3% total shareholder return (TSR) and a positive TSR of 42.0% for the last three years. Exelon’s adjusted (non-GAAP) earnings of $3.22 per share was above our revised guidance of $3.05 to $3.20 per share.
●Exelon’s utilities achieved outstanding operational performance in 2019, with ComEd, BGE, PECO and PHI (on a consolidated basis) achieving best-ever scores in customer satisfaction levels. Other notable achievements included:
●All utilities achieved first quartile performance in service level and abandon rate
●ComEd achieved top quartile in both outage frequency and duration and BGE achieved top quartile in outage duration.
●PHI achieved its best-ever results in SAIFI
●Our nuclear generation assets achieved the highest ever capacity factor of 95.7% in 2019.
●The compensation framework provides market-aligned pay opportunities that foster the attraction, motivation, engagement, and retention of key talent to drive outstanding Company performance and long-term shareholder value. Incentive payouts made in 2019 under the annual and long-term incentive programs at 112.22% and 107.7%, respectively, were aligned to overall company and stock price performance.
●We continued to engage with shareholders over the course of the year, building on prior dialogues to deepen our understanding of investor sentiments about our compensation program. Input received was positive and continued to support the program’s design and components. Many investors commented favorably on the demonstrated linkage between pay and performance and the alignment of our incentive compensation goals with the Company’s overall business strategies.

The Board recommends a vote “FOR” the approval of the compensation paid to the Company’s named executives, as disclosed in this proxy statement.

See Appendix D for Acronyms Used in the Proxy and this CD&A

36     Exelon 2020 Proxy Statement

Compensation Discussion
& Analysis

Executive Overview

This CD&A discusses Exelon’s 2019 compensation for our named executive officers comprising our CEO, CFO, retired CEO of Exelon Utilities, and three other most highly compensated executive officers serving as of the end of 2019. These officers are referred to as our NEOs and are listed below:

CHRISTOPHER CRANE	JOSEPH NIGRO	KENNETH CORNEW
President and Chief Executive Officer	Senior Executive Vice President and Chief Financial Officer	Senior Executive Vice President and Chief Commercial Officer; President and CEO, Exelon Generation

WILLIAM VON HOENE, JR.	ANNE PRAMAGGIORE	CALVIN G. BUTLER JR.
Senior Executive Vice President and Chief Strategy Officer	Senior Executive Vice President and CEO, Exelon Utilities*	Senior Executive Vice President and CEO, Exelon Utilities**
*	Senior EVP and CEO, Exelon Utilities through retirement date of October 15, 2019.
**	Senior EVP and CEO, Exelon Utilities effective December 2, 2019.

2019 Leadership Changes

In October 2019, Exelon announced the retirement of Anne Pramaggiore and appointment of Calvin G. Butler Jr. as the interim CEO of Exelon Utilities. On December 2, 2019, Mr. Butler, former CEO of Baltimore Gas & Electric Company, was appointed Senior Executive Vice President and CEO of Exelon Utilities. As a result, this year’s proxy includes six NEOs.

Business and Strategy Overview and 2019 Performance Highlights

We are the nation’s leading competitive power provider and a FORTUNE 100 company that works in key facets of the power business: power generation, competitive energy sales, transmission and delivery.

Exelon is composed of two primary businesses:

Regulated Utilities
Exelon’s six regulated utilities deliver electricity and natural gas to approximately 10 million customers, more than any other company in the industry, in Delaware, the District of Columbia, Illinois, Maryland, New Jersey and Pennsylvania through its Delmarva Power, Pepco, ComEd, BGE, Atlantic City Electric and PECO subsidiaries.

Our utilities continue to have outstanding customer operations. ComEd, BGE, PECO and PHI (on a consolidated basis) achieved first quartile performance in service level and abandon rate and ended the year with their best performance ever on customer satisfaction.

We have significantly improved the operational performance of PHI since the 2016 acquisition consistent with our long-term strategy to increase investment in regulated assets for the benefit of our customers.

Electric Generation
Exelon operates the largest and cleanest competitive generation business in the U.S. With approximately 31,600 megawatts of nuclear, gas, wind, solar and hydroelectric generating capacity, we are the largest producer of zero-carbon energy in the U.S. and are a best-in-class operator in terms of outage days and operating costs for our nuclear fleet.

We also operate the largest competitive retail supply business serving wholesale, commercial, and industrial customers.

Learn more at www.exeloncorp.com.

www.exeloncorp.com     37

Compensation Discussion & Analysis

Exelon’s Value Proposition, as articulated below in five strategic business objectives, reflect our continued focus on key strategic initiatives that are expected to drive strong operational and financial performance. The table below demonstrates the strong link between Exelon’s Value Proposition and the compensation components or metrics that are used in our executive compensation program.

Strategic Business Objective		Compensation Component or Metric	2019 Results
1	Utility EPS rising 6-8% and rate base growth of 7.3% annually through 2023	Adjusted (non-GAAP) Operating EPS* Performance measure for AIP Utility Net Income Performance Share award measure for LTIP
●Operating EPS of $3.22 exceeded the mid-point of 2019 guidance and our target with utilities contributing $2.14
●Completed five distribution rate cases with regulatory authorities, reaching two constructive settlements

2	Support utility growth, debt reduction and the dividend	Exelon FFO/Debt* Performance Share award measure for LTIP
●Invested more than $5.5 billion at our electric and gas companies to replace aging infrastructure and enhance reliability and resiliency
●Together with previously announced cost savings, Exelon has identified total savings of over $1 billion since 2015
●Over the course of 2019, Exelon and all of its rated subsidiaries received credit upgrades
●Retired $600M of long-term debt at Exelon Generation
●Increased dividend by 5% annually since 2018

3	Invest in utilities where we can earn an appropriate return	Utility Earned ROE* Performance Share award measure for LTIP
4	Superior operational performance to support achievement of financial objectives	Operational Metrics Outage duration (CAIDI), outage frequency (SAIFI), nuclear fleetwide capacity factor and dispatch match are performance measures for AIP
●ComEd, BGE, PECO and PHI (on a consolidated basis) achieved first quartile performance in service level and abandon rate and ended the year with their best performance ever on customer satisfaction
●Exelon’s nuclear operations set a best-ever capacity factor of 95.7%

5	Create sustainable value for shareholders by executing business strategy	Relative TSR Modifier for Performance Share award for LTIP
●Achieved significant judicial success in defending ZEC programs in New York
●Teamed with Exelon Foundation to launch a climate change investment initiative to fund startups focused on technology to reduce emissions and advocate for state policies that will properly value nuclear and other clean energy
●On track to meet operations-driven GHG emission reduction goal furthering our best-in-class operator status and supporting sustainable long-term value creation
●Announced additional annual cost savings of $100 million at Exelon Generation in response to continuing economic challenges confronting Generation’s business necessitating continued focus on cost management through enhanced efficiency and productivity; full run-rate savings scheduled to be achieved in 2022

*	See Definitions of Non-GAAP measures in Appendix B at page 96.

38     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

CEO Pay for Performance Alignment

The Compensation Committee and Board approved the following compensation for the CEO.

2019 Base Salary

Base salary was increased 2.5% to $1,293,000 from $1,261,000 as a result of the merit review and achievement of 2018 results.

2019 AIP Award Payout and Target Adjustment

AIP target was increased to 145% of salary to align with market. Payout was 112.22%.

2017-2019 Performance Share Payout

Three-year performance was above target at 107.70%.

78% of the CEO’s total target direct compensation for 2019 was in the form of long-term incentives, which is nearly 5% more than the average in our peer group.

●	Chart depicts Exelon’s annual stock price for the last three years and CEO total compensation as it appears in the Summary Compensation Table.
●	Over the last three years, CEO pay as reflected in the Summary Compensation Table increased at an annualized rate of 1.3% from $14.6 million to $15.4 million, while Exelon’s stock price increased from $39.41 to $45.59 resulting in an annualized rate of increase for TSR of 12.4%.

Exelon Stock Price and CEO Pay

Executive Compensation Program

Compensation Philosophy and Objectives

The goal of our executive compensation program is to retain and reward leaders who create long-term value for our shareholders by delivering on objectives that support the Company’s Value Proposition and strategic business objectives described above.

The Compensation Committee strives to set challenging financial performance targets that drive and motivate executives to achieve long-term success, shareholder value, and to help ensure key talent is retained. The Committee selects performance metrics that are tied to the Company’s financial strategies and are proven measures of long-term value creation. Financial targets are based on our internal business plans and external market factors. Our executive compensation program has been designed to align the incentives of our high-quality leaders with the interests of our shareholders using metrics and goals directly linked to the Company’s strategy and performance.

Each element of total direct compensation is based on market data, the executive’s competencies and skills, scope of responsibilities, experience and performance, retention, succession planning and organizational structure of the businesses.

Objectives

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Compensation Discussion & Analysis

2019 Compensation Program Structure

In keeping with Exelon’s executive compensation philosophy and objectives, the Compensation Committee designed Exelon’s 2019 compensation program to be composed of fixed and variable elements summarized below.

Pay Element	Form	Performance	Shareholder Alignment:
		Merit Based	●Fixed income at competitive, market-based levels attracts and retains top talent.
●Adjusted (non-GAAP) Operating EPS(1) (70%) ●Operational Goals (30%) ●Outage Duration ●Outage Frequency ●Nuclear Fleetwide Capacity Factor(2) ●Dispatch Match Subject to TSR Cap
●Motivates executives to achieve key annual financial and operational objectives using adjusted (non-GAAP) operating EPS and operational goals that reflect commitment to become leading diversified energy provider
●Payouts capped if absolute TSR for annual period is negative (TSR Cap)(3)

(Cumulative Performance over 3-year cycle) 2019 - 2021 Scorecard: ●Utility Earned ROE(1) (33.3%) ●Utility Net Income (33.3%) ●Exelon FFO/Debt(1) (33.4%) Subject to TSR Cap & TSR Modifier
●Drives executive focus on long-term goals supporting utility growth, financial results, and capital stewardship
●Rewards relative achievement of financial goals and stock price compared to utility peers (UTY) over three-year period (TSR Modifier)
●Payouts capped if absolute TSR is negative for the last 12 months of the performance cycle (TSR Cap)(4)

		Vest One-Third per year over 3 Years	●Balances LTI portfolio providing executive with market competitive time-based award
(1)	See Definitions of Non-GAAP measures in Appendix B at page 96.
(2)	Capping feature on Nuclear Fleetwide Capacity Factor metric adjusts for lower spot pricing for energy and to ensure that this metric was self-funding. For every incremental dollar the Company makes after achieving target performance, participants receive half.
(3)	Effective with the 2020 Annual Incentive Plan, the AIP TSR Cap has been eliminated. For additional details, please see page 52.
(4)	Effective with the 2020-2022 Performance Share Program, the TSR Cap’s measurement period has been extended to the full three-year performance period. For additional details, please see page 52.

Base Salary

NEOs. The Compensation Committee sets base salaries for each NEO, which may be adjusted following an annual review. Base salary adjustments are effective as of March 1 each year. In February 2019 as part of its annual review, the Compensation Committee approved a 2.5% increase in base salary, in line with prior years, for each NEO and 3% for Mr. Butler.

CEO. For the CEO’s compensation, the Compensation Committee makes recommendations which are reviewed and approved by the independent directors. In February 2019 as part of its annual review, the Compensation Committee recommended a 2.5% increase in base salary for the CEO.

When evaluating whether to make any adjustments, the Compensation Committee considers a number of factors including the outcome of the annual merit review, results of the annual market assessment of NEO and CEO compensation provided by the Committee’s independent compensation consultant, the need to retain an experienced team, job promotion, individual performance, scope of responsibility, leadership skills and values, current compensation, internal equity, and legacy matters.

NEO	Base Salary as of March 1, 2018	Base Salary as of March 1, 2019
Crane	$1,261,000	$1,293,000
Nigro	767,496	794,375
Cornew	905,690	928,332
Von Hoene, Jr	904,673	931,484
Pramaggiore	720,225	794,375
Butler Jr.	537,165	553,280

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Compensation Discussion & Analysis

Annual Incentive Program (AIP)

AIP Overview and Goal Setting Process

The AIP is an annual cash incentive program that provides the opportunity to receive an annual cash award based on the achievement of predetermined financial and operational goals.

The metrics used for the 2019 AIP program included:

	What it is	Why it is Important
Adjusted (non-GAAP) Operating EPS*	The Company’s net income from ongoing business activities divided by average shares outstanding during the year and adjusted to exclude certain costs, expenses, gains and losses, and other specified items.	Supports commitment to provide solid returns to our shareholders and to support and grow our dividend.
Outage Duration (CAIDI)	Measure of the total number of customer interruption minutes divided by the total number of customers served.	Providing reliable power and quickly responding to interruptions is essential to operations and customer satisfaction.
Outage Frequency (SAIFI)	Measure of the total number of customer interruptions divided by the total number of customers served.	Dependable infrastructure and reliable power are essential to operations and customer satisfaction.
Nuclear Fleetwide Capacity Factor	The weighted average of the capacity factor of all Exelon nuclear units, calculated as the sum of net generation in megawatt hours divided by the sum of the hourly annual mean net megawatt rating, multiplied by the number of hours in a period.	Efficient operation of our nuclear fleet maximizes cost-efficiency and delivery of clean, reliable energy.
Dispatch Match	Measures the responsiveness of a fossil generating unit to the market.	Providing sufficient power during peak times ensures we satisfy the needs of our customers.

Exelon’s goal-setting process employs a multi-layer approach and analysis that incorporates a blend of objective and subjective business considerations and other analytical methods to ensure that the goals are sufficiently rigorous. Such considerations include:

●	Recent History - Goals generally reflect a logical progression of results from the recent past
●	Relative Performance - Performance is evaluated against a relevant group of the Company’s peers
●	Strategic Objectives - Near- and intermediate-term goals follow a trend line consistent with long-term aspirations
●	Shareholder Expectations - Goals are aligned with externally communicated financial guidance and shareholder expectations
●	Sustainable Sharing - Earned awards reflect a balanced degree of shared benefits between shareholders and participants

The Compensation Committee annually reviews AIP components, targets and payouts to ensure that they are challenging, contain appropriate stretch, and are designed to mitigate excessive risk. The Committee considers short- and long-term financial and operational results relative to our internal goals. Goals for the AIP, including adjusted (non-GAAP) operating EPS, are set in January/early February around the same time that Exelon provides full-year guidance for EPS and other key financial metrics.

*	See Definitions of Non-GAAP measures in Appendix B at page 96.

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Compensation Discussion & Analysis

The Compensation Committee used the following process to determine 2019 AIP awards made to each NEO:

Beginning of Performance Year	After End of Performance Year

1	Set Individual AIP Targets	2	Set Performance Goals	3	Apply Performance Multiplier	4	Apply Negative TSR Cap (if applicable)
●Expressed as percentage of base salary, as of 12/31/18 ●CEO annual incentive target of 145%; other NEO annual incentive targets range from 90% to 100%		●Set target goal for adjusted (non-GAAP) operating EPS (70%) ●Set targets for achievement of certain operational goals (30%) ●Goals include Threshold, Target, and Distinguished performance levels
●Performance multiplier is a measure of performance against each goal as a percentage of target
●Multiply the target award by the performance multiplier
●Award can range from 0% to 200% of target (target of 100%)
						●If Exelon’s absolute TSR for the year is negative, AIP payout will be capped at 100% of target AIP award(1)
(1)	Beginning with the 2020 AIP, the TSR cap has been eliminated. See page 52 for more detail.

2019 AIP Performance and Payout Determinations

The following table details the 2019 threshold, target, and distinguished or maximum performance goals, and the results achieved. The Performance Multiplier for 2019 AIP awards was calculated to be 112.22% of target, based on the following:

AIP Metrics:	Performance Scale			Performance Relative to Target	Performance as % of Target	Weighted Performance
	Threshold (50% payout)	Target (100% payout)	Distinguished (200% payout)
Adjusted Operating EPS* 70%					110.81%	77.57%
CAIDI 7.5%					87.5%	6.56%
SAIFI 7.5%					115.38%	8.65%
Fleetwide Capacity Factor 7.5%					134.13%	10.06%
Dispatch Match 7.5%					125.00%	9.38%
					Payout:	112.22%
*	See Definition of Non-GAAP measures in Appendix B at page 96.

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Compensation Discussion & Analysis

The following table shows actual AIP payout amounts awarded to Exelon’s NEOs:

NEO	AIP Target (as % of Base Salary)	Dollar Value of AIP Target	Performance Multiplier	Actual Award
Crane	145%	$1,874,850	112.22%	$2,103,957
Nigro	95%	754,656	112.22%	846,875
Cornew	100%	928,332	112.22%	1,041,774
Von Hoene, Jr	100%	931,484	112.22%	1,045,311
Pramaggiore*	95%	754,656	112.22%	668,209
Butler Jr.	90%	630,000	112.22%	706,986
*	Ms. Pramaggiore’s AIP is prorated based on retirement date of October 15, 2019.

AIP Goal Rigor

Adjusted (non-GAAP) Operating EPS* (70%). Building on past goal rigor, the Compensation Committee set an adjusted (non-GAAP) operating EPS* AIP target for 2019 at a level higher than the Company’s actual performance in 2018, and which was aligned with the midpoint of our publicly disclosed 2019 financial guidance. “Distinguished” goals were set above the upper end of Exelon’s full-year EPS guidance.

Adjusted (non-GAAP) Operating EPS*
	Guidance(1)	Threshold (50%)	Target (100%)	Distinguished (200%)

LOOKING FORWARD…

On February 11, 2020, Exelon issued 2020 financial guidance setting adjusted operating EPS* at $3.00 - $3.30.

For 2020, the AIP adjusted operating EPS* target is aligned with this guidance.

●2020’s adjusted operating EPS* “Target” goal is a range which starts generally above the midpoint of Exelon’s full-year EPS guidance and ends at 2019 actual results of $3.22.
●The “Distinguished” goal is set above the upper end of Exelon’s full-year EPS guidance.

2019	$3.00 - $3.30
2018	$2.90 - $3.20
2017	$2.50 - $2.80
(1)Reflects initial full-year guidance provided during January/February of each year.

*	See Definitions of Non-GAAP measures in Appendix B at page 96.

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Compensation Discussion & Analysis

Operational Goals (30%). Operational “Target” metrics for 2019 were set at challenging levels that corresponded to top quartile performance compared to industry standards and “Distinguished” targets were set at levels that outperform the historical achievement of Company metrics for three of the four operational metrics.

Outage Duration (CAIDI) – 7.5%	Outage Frequency (SAIFI) – 7.5%
2019
2018
2017

Nuclear Fleetwide Capacity Factor – 7.5%	Dispatch Match – 7.5%
2019
2018
2017
●	Threshold (50%)
●	Target (100%)
●	Distinguished (200%)

LOOKING FORWARD…

For 2020 operational goals, the “Distinguished” targets for SAIFI, Fleetwide Capacity Factor, and Dispatch Match were set at “Best Ever” levels and for CAIDI, in the first decile of industry standards.

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Compensation Discussion & Analysis

Long-Term Incentive Program (LTIP)

LTIP Overview & Goal Setting Process

The Compensation Committee grants long-term equity incentive awards annually at its January or February meeting. When the total target equity incentive award is determined, the value is split between RSUs (33%) and performance shares (67%).

●	Restricted Stock Units (33% of total award). RSUs granted to NEOs vest ratably over 3 years. RSUs receive dividend equivalents that are reinvested as additional RSUs and remain subject to the same vesting conditions as the underlying RSUs. RSUs are not subject to any performance metrics.
●	Performance Shares (67% of total award). Performance shares granted to NEOs in February 2019 are earned based on performance achieved for the three-year period ending on December 31, 2021. The performance metrics underlying the 2019- 2021 performance share awards are listed below. These are the same performance metrics underlying the performance shares granted for the 2017-2019 and 2018-2020 performance cycles.

Performance share metrics:	What it is	Why it is Important
Utility Earned ROE
Average utility ROE weighted by year-end rate base.
Earned ROE is calculated using adjusted (non-GAAP) operating earnings, reflecting all lines of business for the utility businesses (electric distribution, gas distribution, transmission), divided by average shareholder’s equity over the year.
Measure of value created by utility businesses. Aligned with our strategy to invest in our utilities where we can earn an appropriate return.
Utility Net Income	Aggregate utility adjusted (non-GAAP) operating earnings, including Exelon hold-co net operating income (loss).	Measures financial performance of the Utilities. Aligned with our strategy to grow our regulated utility business.
Exelon FFO/Debt
Funds from operations to total debt ratio.
The ratio is calculated following S&P’s current methodology. Management uses FFO/Debt to evaluate financial risk by measuring the company’s ability to service debt using cash from operations.
Key ratio for determining our credit rating and thereby our access to capital. Aligned with our strategy to generate free cash and reduce debt.

●	Setting Performance Share Targets. Performance share targets are based on external commitments and/or probabilistic modeling. The performance scale range for the Utility ROE and Utility Net Income metrics was based on the following probability levels of achievement: 95% for threshold and 5% for distinguished with the target aligned with projected performance. The target for the Exelon FFO/Debt metric is aligned with the expectations of credit rating agencies.
●	Actual Targets Disclosed After Each Cycle. We do not disclose actual targets used in our performance share performance cycles until each cycle is completed. We feel it is important to safeguard the confidentiality of our long-term outlook on projected performance, especially in light of changes in our industry, with our peer companies, and the overall utility and power generation markets. This policy supports the propriety of our long-standing disclosure practices to only issue annual performance guidance as part of our financial disclosure policies.
●	Performance Share Awards Subject to TSR Modifier and Cap. Performance share awards are subject to a TSR modifier that compares Exelon’s performance relative to the performance of the UTY index on a point by point basis. Performance share awards are also subject to a TSR cap that will limit payouts at target if TSR for the last 12 months of the cycle is negative. (Please note that the TSR cap has been modified for 2020 awards to extend the measurement from the last 12 months of the cycle to the full 36 months of each cycle.) www.exeloncorp.com 45 Compensation Discussion & Analysis

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Compensation Discussion & Analysis

The Compensation Committee used the following process to determine performance share targets and awards:

1	Determine Performance Metrics & Individual Performance Share Targets	2	Determine Performance Multiplier	3	Determine TSR Modifier	4	Calculate Final Multiplier & Apply TSR Cap (if applicable)	5	Apply Final Multiplier
Targets are set in January/February of the first year of the performance cycle.		Based on performance achieved over the 3-year cycle. Performance can range from 0% to 150% of target (target of 100%).		Subtract the TSR of the UTY over the three-year performance period from Exelon’s TSR for the same three-year period.
Multiply the Performance Multiplier by (100% + TSR Modifier). This value is the Final Multiplier.

If Exelon’s absolute TSR for the final 12 month period is negative, performance share payout will be capped at 100%.(1)
								Apply the Final Multiplier to determine the number of shares issued. Award can range from 0% to 200% of target (target of 100%) after application of the TSR modifier.

(1)	Beginning with the 2020-2022 cycle, the TSR cap will apply if TSR is negative for the prior 36-month period. See page 52 for more detail.

On January 27, 2020, the Committee approved awards of RSUs and performance shares shown in detail in the Grants of Plan-Based Awards table on page 57.

2017 – 2019 Performance and Performance Share Payout Determinations

The following table details the 2017 – 2019 threshold, target, and distinguished performance goals, and the results achieved. The Performance Multiplier for 2017 – 2019 Performance shares awards was calculated to be 114.76% of target, based on the following:

Performance Share Metrics:	Threshold (50%)	75%	Target (100%)	125%	Distinguished (150%)	Metric Weighting	Actual Award v. Metric Weighting
Utility Earned ROE						33.3%	42.11%
Utility Net Income						33.3%	39.25%
Exelon FFO/Debt						33.4%	33.40%
	2017 – 2019 Performance Multiplier:						114.76%

The Utility Earned ROE and Utility Net Income use interpolation between threshold, target, and distinguished levels of performance whereas the FFO/Debt metric uses a “stair-step” approach with no interpolation between the performance levels.

Payout Determinations:
The Compensation Committee approved a payout of 107.7%, based on 2017-2019 performance and the application of a negative TSR modifier of 6.15% based on 2017-2019 TSR performance relative to the UTY:

	41.96% – 48.11% = - 6.15%
	[EXC TSR – UTY TSR] = TSR Modifier

Performance Multiplier	x	(100%	+	TSR Modifier	)	=	Overall Award Payout	TSR Cap
114.76%	x	(100%	+	- 6.15)		=	107.70%	Not Applicable – Exelon had positive TSR of 4.3%

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Compensation Discussion & Analysis

The following table shows how the payout formula was calculated and actual Performance shares amounts awarded for 2017-2019:

NEO	Target Performance Share Value	Target Performance Shares		Performance Factor		Actual Award (Performance shares)	Actual Award Value
Crane	$7,370,000	193,117	x	107.7%	=	207,987	$9,831,545
Nigro	1,600,463	44,064	x	107.7%	=	47,458	2,243,340
Cornew	1,955,596	55,811	x	107.7%	=	60,109	2,843,290
Von Hoene, Jr	1,956,936	55,849	x	107.7%	=	60,150	2,841,352
Pramaggiore	1,600,463	41,748	x	107.7%	=	44,964	2,125,448
Butler Jr.	1,453,900	15,788	x	107.7%	=	17,004	803,779

Performance Awards Settled in Common Stock and/or Cash. Pursuant to the terms of the long-term incentive program, performance share awards payouts are settled in the form of 50% shares of Exelon common stock and 50% in cash, unless participants have achieved 200% or more of their stock ownership guidelines, in which case performance share award payouts are settled in 100% cash.

All NEOs have achieved 200% of their stock ownership target, so all performance share awards were settled in cash.

Performance Share Goal Rigor

To ensure adequate rigor for the financial targets applicable to the 2019-2021 performance share performance cycle, we conducted statistical simulations to understand the level of difficulty for our payout range. This included a sensitivity analysis of reasonable value ranges for several internal and external variables known to be significant drivers of performance, and an examination of historical levels of deviation of Company performance compared to plan as shown below for the two prior performance cycles.

	Utility ROE (33.3%)	Utility Net Income (33.3%)
2017 – 2019
2016 – 2018

–	Threshold (50%)
–	Target (100%)
–	Distinguished (150%)

Exelon FFO/Debt (33.4%)
	Threshold (50%)	(75%)	Target (100%)	(125%)	Distinguished (150%)
2017 – 2019
2016 – 2018

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Compensation Discussion & Analysis

2019 Target Compensation for Named Executive Officers

The table below lists the target value of the compensation elements for each NEO as of December 31, 2019.

	Cash Compensation			Long-Term Incentives
Name	Base	AIP Target	Target Total Cash	RSUs [33%]	Performance Shares [67%]	Target Total LTIP	Target Total Direct Compensation
Crane	$1,293,000	145%	$3,167,850	$3,630,000	$7,370,000	$11,000,000	$14,167,850
Nigro	794,375	95%	1,549,031	788,288	1,600,463	2,388,750	3,937,781
Cornew	928,332	100%	1,856,664	963,204	1,955,596	2,918,800	4,775,464
Von Hoene, Jr.	931,484	100%	1,862,968	963,864	1,956,936	2,920,800	4,783,768
Pramaggiore *	794,375	95%	1,549,031	788,288	1,600,463	2,388,750	3,937,781
Butler Jr.	700,000	90%	1,330,000	716,100	1,453,900	2,170,000	3,500,000

*	Ms. Pramaggiore’s base salary and AIP were paid on a pro-rated basis using her retirement date of October 15, 2019.

2019 Promotion-Based Adjustments

Mr. Butler received adjustments to his compensation in connection with his promotion in December 2019. All adjustments were based on market data for Mr. Butler’s role.

●	Base salary was increased to $700,000, representing a 27% increase.
●	Annual incentive target was increased to 90% of annual base salary, from 65%.
●	Long-term incentive target was increased to a value of $2,170,000, from $825,650, with 33% of the total value awarded in the form of RSUs and 67% in the form of performance shares.
●	Mr. Butler also received an award of 28,468 RSUs on December 2, 2019, that will cliff vest on December 2, 2024.

The accounting impacts of the promotion-related awards are reflected in the Summary Compensation table on page 55, as well as the Grants of Plan-Based Awards table on page 57.

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Compensation Discussion & Analysis

Compensation Governance and Oversight

What We Do
✓Pay for performance
✓Significant stock ownership requirements for Directors and Executive Officers
✓Cap incentive awards and conduct an annual risk assessment of the compensation programs
✓Double-trigger for change-in-control benefits
✓Independent compensation consultant advises the Compensation Committee
✓Annually evaluate management succession and leadership development efforts
✓Limited perquisites based on sound business rationale

✓Clawback provision for incentive compensation awards
✓Annual review of pay equity by an independent third party
✓Engage in year-round shareholder outreach
✓Prohibit hedging, short sales, derivative transactions or pledging of Company stock
✓Require Executive Officers to trade through 10b5-1 trading plans
✓Annually assess our programs against peer companies and best practices
✓Set appropriate levels of “stretch” in incentive targets

What We Don’t Do
✕No guaranteed minimum payout of AIP or LTIP programs ✕No employment agreements ✕No excise tax gross-ups for change-in-control agreements ✕No dividend-equivalents on Performance shares	✕The value of LTIP awards is not included in pension or severance calculations ✕No additional credited service under supplemental pension plans since 2004 ✕No option repricing or buyouts

2019 Say-on-Pay Vote Outcome and Shareholder Engagement

The Compensation Committee regularly reviews executive compensation, taking into consideration input received through Exelon’s regular and ongoing practice to engage with its investors. Feedback is typically solicited throughout the year in connection with the annual meeting of shareholders and the Compensation Committee’s review of the executive compensation program.

During 2019, Exelon contacted the holders of nearly 40% of our outstanding shares. Portfolio managers and governance professionals that accepted our offer to engage included a significant cross-section of our shareholder base, representing approximately one-third of Exelon’s outstanding shares. The Chair of Exelon’s Compensation Committee participated in several investor discussions in 2019. Feedback from all discussions was shared with the Compensation Committee, the Corporate Governance Committee, and the Board.

No requests for significant changes were received during our engagement discussions. Feedback indicated that investors remain supportive of Exelon’s executive compensation program and design as demonstrated by our 2019 say-on-pay vote result of 90%.
Say-on-Pay Support
86.0%
2017
92.9%
2018
90.0%
2019

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Compensation Discussion & Analysis

Compensation Decisions – Roles of Board, Compensation Committee, CEO, and Independent Compensation Consultant

Setting Target TDC for Executive Officers

●	The Compensation Committee is responsible for overseeing the development and administration of the executive compensation program for executive officers (other than the CEO) based on several factors including input from the CEO and an independent compensation consultant retained to provide services described below.
●	Analyze a variety of data to gauge market competitiveness, including peer group compensation and performance data.
●	TDC can vary by named executive officer based on competencies and skills, scope of responsibilities, the executive’s experience and performance, retention, succession planning and the organizational structure of the businesses.

Setting Target TDC for Chief Executive Officer

●	The CEO’s compensation is approved by the independent members of the Board, based on the recommendations of the Compensation Committee.
●	CEO compensation is developed by analyzing peer group compensation and performance data with its independent compensation consultant. The Committee reviews each element of the CEO’s compensation including base salary, annual and long-term incentive target opportunities.

Role of Compensation Consultant

The Compensation Committee retains the services of Meridian Compensation Partners, LLC (Meridian), an independent compensation consultant to support its duties and responsibilities. Meridian provides advice and counsel on executive and director compensation matters and provides information and advice regarding market trends, competitive compensation programs, and strategies including:

●	Annual market data for each senior executive position, including evaluating Exelon’s compensation strategy and reviewing and confirming the peer group used to prepare the market data
●	An independent assessment of management recommendations for changes to the compensation structure
●	Assisting management to ensure the Company’s executive compensation programs are designed and administered consistent with the Compensation Committee’s requirements
●	Ad hoc support on executive compensation matters and related governance trends

The Compensation Committee annually reviews the compensation, performance, and independence of Meridian and approves the firm’s fees and other retention terms. In 2019, Meridian provided no other services for Exelon or its affiliates. Fees paid to Meridian were less than 1% of its gross annual revenues.

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Compensation Discussion & Analysis

Peer Groups Used for Benchmarking 2019 Executive Compensation

We use a blended peer group for assessing our executive compensation program that consists of two subgroups: energy services peers and general industry peers (except for the position of CEO of Exelon Utilities which only uses energy services companies).

Why We Use a Blended Peer Group: We use a blended peer group because (1) there are not enough energy services peers with size, scale and complexity comparable to Exelon to create a robust energy services-only peer group, and (2) Exelon’s market for attracting talent includes general industry peers, with key executives hired from several Fortune 100 companies. When selecting general industry peers, we look for capital asset-intensive companies with size, scale and complexity similar to Exelon, and we also consider the extent to which they may be subject to the effects of volatile commodity prices similar to Exelon’s sensitivity to commodity price volatility.

Exelon evaluates its peer group on an annual basis and adjusts for changes with our energy and general industry peers when needed.

Energy Services

Since 2017, we have included the following 11 energy services companies in our peer group even though nine of these companies had 2019 revenues that were less than half of Exelon’s revenues

General Industry We have made no changes since 2017 to the general industry peers in our peer group:
●American Electric Power Company, Inc. ●Dominion Energy, Inc. ●Duke Energy Corporation ●Edison International ●Entergy Corporation ●FirstEnergy Corporation	●NextEra Energy, Inc. ●PG&E Corporation ●Public Service Enterprise Group, Inc. ●Sempra Energy ●The Southern Company	●3M Company ●Deere & Company ●DowDuPont ●General Dynamics Corporation ●Honeywell International, Inc.	●International Paper Company ●Marathon Petroleum Company ●Northrop Grumman Corporation ●Valero Energy Corporation

Exelon’s Position Relative to Peer Group
Revenues*	Market Capitalization*

Why we use a Regression Analysis: Because there is a correlation between the size of an organization and its compensation levels, market data is statistically adjusted using a regression analysis. This commonly applied technique allows for a more precise estimate of the market value of Exelon given the size/scope of responsibility for Exelon’s executive roles. Each element of NEO compensation is then compared to these size-adjusted medians of the peer group.
*	Based on the four fiscal quarters prior to and publicly available as of June 20, 2019.

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Compensation Discussion & Analysis

Looking Forward: Changes for 2020

In connection with the Compensation Committee’s responsibility to oversee and monitor the ongoing effectiveness of Exelon’s executive compensation program design, the Committee adopted the following changes to be effective beginning in 2020. Changes were based on analyses of developments with market peers and a review of benchmarked compensation practices in consultation with the Committee’s independent compensation consultant.

Peer Groups Used for Benchmarking 2020 Executive Compensation

In connection with the annual review of its peer group, the Compensation Committee approved changes to Exelon’s peer group in light of business developments affecting two peer companies—PG&E filed for bankruptcy in 2019 and DowDuPont separated into three separate businesses in 2019.

Energy Services Peers:		General Industry Peers:
Removed –PG&E Corporation	Added For 2020 +DTE Energy	Removed –DowDuPont	Added For 2020 +Delta Air Lines +Lockheed Martin

As a result of these changes, the Committee replaced PG&E with DTE Energy, the largest of the available utilities that also has a diverse mix of operations. DowDuPont was replaced with Delta Air Lines and Lockheed Martin. Both Delta and Lockheed Martin were selected because each are size-appropriate, have a high proportion of U.S. revenue, operate in mature capital-intensive industry segments, and operate in moderate-to-heavy regulatory environments.

2020 Incentive Plan Award Terms

The Compensation Committee adopted modifications to the terms applicable to incentive compensation awards.

Changes for 2020:	Rationale:
AIP: Remove the TSR cap that curtails payouts to 100% in the event of negative absolute TSR during the prior 12 months from annual incentive awards	●Better alignment with market practices ●TSR is a long-term metric and current design is misaligned with intent of a short-term incentive program
LTIP: Beginning with the 2020-2022 program, extend the application of the TSR cap on Performance shares awards to the full 36-month performance cycle from the prior application to only the last 12 months of the performance cycle	●Better alignment with market practices ●Alignment with the length of the performance period
LTIP: Beginning with awards made in 2020, long-term equity awards will provide for pro-rated vesting for non-retirement terminations.	●Better alignment with market practices

Senior Management Severance Plan

The Compensation Committee approved the following changes to the Senior Management Severance Plan to balance the benefits provided in line with market practices.

●	Narrowed definition of “good reason” for all executives below CEO level to eliminate duties-based severance trigger outside a change-in-control event to provide flexibility for role changes without triggering unintended severance
●	Revised executive tiers eligible for general severance and change-in-control severance benefits to narrow participation in higher benefit tiers to better align with broad market practices
●	Approved the proration of all LTIP awards for general severance terminations before retirement eligibility, and proration of AIP awards for change-in-control terminations
●	Shortened protection period to three months preceding change-in-control event
●	Eliminated practice of issuing individual change-in-control severance agreements to future senior executive officers

52     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

Stock Ownership

To strengthen the alignment of executive interests with those of shareholders, executives at the vice president level or above are required to own certain multiples of base salary of Exelon common stock by the later of five years following (1) the last adjustment made to the guidelines in 2012 or (2) the date of his or her hiring or promotion to a new position. Compliance with Exelon’s stock ownership guidelines is measured on September 30 each year. As of September 30, 2019, all NEOs had exceeded 200% of their stock ownership guidelines, as shown in the following chart. Although Mr. Butler was promoted as of December 2, 2019, his current ownership of stock remained in compliance with his guideline following his promotion on December 2, 2019.

The following types of ownership count towards meeting the stock ownership guidelines: restricted shares and restricted stock units, shares held in the Exelon Corporation Deferred Compensation Plan, dividend reinvestment plan, 401(k) Employee Savings Plan, and common shares beneficially owned directly or indirectly. For additional details about NEO stock ownership, please see the Beneficial Ownership Table on page 75.

Prohibition on Hedging and Pledging of Common Stock; Other Trading Requirements

Exelon requires executive officers and above who wish to sell Exelon common stock to do so only through the adoption of a stock trading plan meeting the requirements of SEC Rule 10b5-1(c). This requirement is designed to enable officers to diversify a portion of their holdings in excess of the applicable stock ownership requirements in an orderly manner as part of their personal financial plans. The use of Rule 10b5-1 stock trading plans serves to reduce the risks that such transactions will be viewed negatively or as commentary with respect to the future value of Exelon’s stock. In addition, the use of Rule 10b5-1 stock trading plans are believed to reduce the potential for accusations of trading on the basis of material, non-public information, which could damage the reputation of the Company.

Our insider trading policy includes provisions that prohibit Directors and employees (including officers) and certain of their related persons (including certain family members and entities which they own a significant interest) from engaging in short sales, put or call options, hedging transactions, pledging, or other derivative transactions involving Exelon stock.

Clawback Policy

In 2018, the Board of Directors revised its clawback policy to broaden the discretionary ability to clawback incentive compensation when deemed appropriate. Under the policy, the Board has sole discretion to recoup incentive compensation if it determines that:

●	the incentive compensation was based on the achievement of financial or other results that were subsequently restated or corrected;
●	the incentive plan participant engaged in fraud or intentional misconduct that caused or contributed to the need for restatement or correction;
●	a lower incentive plan award would have been made to the participant based on the restated or corrected results; and
●	recoupment is not precluded by applicable law or employment agreements.

The Board or Compensation Committee may also seek to recoup incentive compensation paid or payable to current or former incentive plan participants if, in its sole discretion, the Board or Compensation Committee determines that:

●	the current or former incentive plan participant breached a restrictive covenant or engaged or participated in misconduct or intentional or reckless acts or omissions or serious neglect of responsibilities that caused or contributed to a significant financial loss or serious reputational harm to Exelon or its subsidiaries regardless of whether a financial statement restatement or correction of incentive plan results was required; and
●	recoupment is not precluded by applicable law or employment agreements.

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Compensation Discussion & Analysis

Risk Management Assessment of Compensation Policies and Practices

The Compensation Committee reviews Exelon’s compensation policies and practices as they relate to the Company’s risk management practices and risk-taking incentives. In 2019, the Compensation Committee partnered with Exelon’s Enterprise Risk Management group to apply the enterprise risk management policy and framework to the compensation risk assessment process to assess and validate that the controls in place continued to mitigate incentive compensation risks.

Following this assessment, the Committee believes that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on Exelon. In this regard, the Compensation Committee considered the following compensation program features, which balance the degree of risk taking:

●	The AIP includes multiple incentive performance measures with a balance of financial and non-financial metrics.
●	Long-term incentives include multiple vehicles and performance metrics and three-year overlapping performance periods that are aligned with long-term stock ownership requirements.
●	Incentive metrics, performance goals, and capital allocation require multiple approval levels and oversight.
●	Total compensation pay mix includes effective and market aligned balance of short- and long-term incentive compensation elements.
●	Incentive compensation is balanced by formulaic and discretionary funding.
●	Short- and long-term incentive awards contain award caps or modifiers.
●	Reasonable change-in-control and severance benefits are within common market norms.
●	Clawback provisions exceed regulatory mandates.
●	Consistent and meaningful stock ownership requirements create sustained and consistent ownership stakes.

Tax Consequences

Under Section 162(m) of the Internal Revenue Code (the Code), generally NEO compensation over $1 million for any year is not deductible for United States income tax purposes. Historically, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable IRS regulations. With the enactment of the 2017 Tax Cuts and Jobs Act (Tax Act), the performance-based compensation exemption was eliminated under Section 162(m) of the Code, except with respect to certain grandfathered arrangements. The Tax Act also expanded the definition of covered employee to include the CFO and extended the classification for all covered employees in perpetuity even after death through severance and post-death payments. Finally, the application of the $1 million limitation has been expanded to include covered employees at Exelon’s corporate registrants with publicly traded debt in addition to those with publicly traded equity as required prior to the Tax Act. Under the new law, Exelon has eight registrants that now fall within the scope of Section 162(m). The Compensation and Leadership Development Committee believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company’s key executives, and therefore, the deductibility of compensation is one of several factors considered when making executive compensation decisions.

Report of the Compensation and Leadership Development Committee

The Compensation and Leadership Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained on pages 37-54 of this proxy statement. Based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the 2020 Proxy Statement.

THE COMPENSATION AND LEADERSHIP
DEVELOPMENT COMMITTEE

Yves C. de Balmann, Chair
Robert J. Lawless
Linda P. Jojo
Stephen D. Steinour
John F. Young

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Compensation Discussion & Analysis

Summary Compensation Table

Year	Salary ($)	Bonus ($)	Stock Awards ($) (Note 1)	Non-Equity Incentive Plan Compensation ($) (Note 2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (Note 3)	All Other Compensation ($) (Note 4)	Total ($)
Christopher M. Crane President and Chief Executive Officer, Exelon
2019	$1,335,633	—	$11,000,064	$2,103,957	$468,171	$536,867	$15,444,692
2018	1,261,000	—	10,099,725	2,123,070	1,734,587	424,696	15,643,078
2017	1,261,000	—	10,099,755	1,585,531	1,524,765	386,808	14,857,859
Joseph Nigro Senior Executive Vice President and Chief Financial Officer, Exelon
2019	790,823	—	2,388,777	846,875	234,992	85,985	4,347,452
2018	767,496	—	4,589,122	885,414	188,680	99,509	6,530,221
Kenneth W. Cornew Senior Executive Vice President and Chief Commercial Officer, Exelon; President and Chief Executive Officer, Exelon Generation
2019	924,181	—	2,918,842	1,041,774	774,571	72,769	5,732,137
2018	935,596	—	2,918,830	1,089,182	281,793	89,336	5,314,737
2017	878,865	—	2,918,832	854,618	235,324	87,667	4,975,306
William A. Von Hoene Jr. Senior Executive Vice President and Chief Strategy Officer, Exelon
2019	962,271	—	2,920,831	1,045,311	270,738	481,983	5,681,134
2018	904,673	—	2,920,823	1,092,880	242,061	534,420	5,694,857
2017	882,696	—	2,920,829	857,520	202,125	374,057	5,237,227
Anne Pramaggiore Senior Executive Vice President and Chief Executive Officer, Exelon Utilities
2019	758,915	—	2,388,777	668,209	223,801	263,087	4,302,789
2018	720,225	—	3,892,882	885,414	194,694	220,915	5,914,130
Calvin G. Butler, Jr. Senior Executive Vice President and Chief Executive Officer, Exelon Utilities
2019	559,495	—	2,075,734	706,986	116,481	45,972	3,504,668

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Compensation Discussion & Analysis

Notes to the Summary Compensation Table
(1)	The amounts shown in this column include the aggregate grant date fair value of restricted stock unit and performance share awards for the 2019-2021 performance period granted on February 4, 2019, and for Mr. Butler, the value of his promotion–related award granted on December 2, 2019. The grant date fair values of the stock awards have been computed in accordance with FASB ASC Topic 718 using the assumptions described in Note 20 of the Combined Notes to Consolidated Financial Statements included in Exelon’s 2019 Annual Report on Form 10-K. The 2019-2021 performance share award component of the stock award values depicted above are subject to performance conditions and the grant date fair value assumes the achievement of the target level of performance; however, values may be higher based on performance including the maximum total shareholder return multiplier as follows:

	Performance Share Award Value
	At Target	At Maximum
Crane	$7,370,033	$14,740,066
Nigro	1,600,471	3,200,942
Cornew	1,955,615	3,911,230
Von Hoene Jr.	1,956,941	3,913,882
Pramaggiore	1,600,471	3,200,942
Butler Jr.	553,215	1,106,430
(2)	The amounts shown in this column for 2019 represent payments made pursuant to the Annual Incentive Plan.
(3)	The amounts shown in this column represent the change in the accumulated pension benefit for the NEOs from December 31, 2018, to December 31, 2019. None of the NEOs had above market earnings in a non-qualified deferred compensation account in 2019.
(4)	All Other Compensation: The following table describes the incremental cost of other benefits provided in 2019 that are shown in this column.

All Other Compensation

Name	Perquisites ($) (Note 1)	Reimbursement for Income Taxes ($) (Note 2)	Company Contributions to Savings Plans ($) (Note 3)	Company Paid Term Life Insurance Premiums ($) (Note 4)	Other ($) (Note 5)	Total ($)
Crane	$194,151	$253,209	$48,222	$41,285	—	$536,867
Nigro	39,248	13,662	28,742	4,333	—	85,985
Cornew	33,290	2,726	33,001	3,752	—	72,769
Von Hoene Jr.	286,407	158,481	33,049	4,046	—	481,983
Pramaggiore	101,898	134,556	21,641	4,992	—	263,087
Butler Jr.	22,364	389	20,330	2,889	—	45,972
Notes to All Other Compensation Table
(1)	Amounts reported for personal benefits provided to NEOs include: (1) transportation related benefits (including personal use of corporate aircraft, fleet services, rail passenger services, parking, spousal and family travel); (2) relocation/housing and living benefits related to changes in NEOs’ principal place of work as a result of regulatory commitments in connection with the 2016 acquisition of Pepco Holdings, Inc.; and (3) other benefits (including personal financial planning, Company gifts, and matching charitable contributions, physical examinations, and event tickets) as detailed below.
●

Amounts reported for the personal use of corporate aircraft are based on the aggregate incremental cost to Exelon and are calculated using the hourly incremental cost for flight services, including federal excise taxes, fuel charges, and domestic segment fees. Exelon’s Board-approved policy on corporate aircraft usage includes spousal/domestic partner and other family member usage when appropriate. Associated costs for meals and other related amenities for spouse/domestic partners are covered when attendance at Company or industry-related events is customary. Exelon also provides fleet services of Company cars and driver services for NEOs and other officers enabling the performance of duties among the Company’s various offices and facilities. Certain NEOs are also entitled to limited personal use of the Company’s cars and drivers including commuting to work locations. Costs reported represent estimated incremental costs based upon driver wages multiplied by the average overtime rate for drivers plus an additional amount for fuel. Costs related to NEO personal use is typically imputed as additional taxable income. Amounts reported in this column for Mr. Crane include $94,049 for personal use of corporate aircraft, $60,955 for spousal travel and $9,307 for other transportation related benefits. Amounts reported for Mr. Von Hoene include $119,917 for personal use of corporate aircraft largely related to commuting in compliance with regulatory commitments as described below, and $15,459 for spousal travel. Amounts reported for Ms. Pramaggiore include $24,670 for personal use of corporate aircraft and $2,985 for spousal travel.

56     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

● Ms. Pramaggiore and Messrs. Butler, Nigro, and Von Hoene were subject to state public service commission requirements to maintain principal workplaces in the District of Columbia pursuant to a regulatory order issued in 2016 that related to the approval of the acquisition of Pepco Holdings Inc. Pursuant to this legacy obligation, Exelon provides transportation and relocation/housing and living benefits to certain executives. Amounts reported for Ms. Pramaggiore and Messrs. Nigro and Von Hoene include $61,043, $14,585, and $117,018, respectively, for such benefits. Mr. Butler became subject to the regulatory requirement in December and therefore, did not incur additional benefits in 2019.
● Limited personal financial planning benefits are provided with usage values imputed as additional taxable income. Executive officers may request Company matching gifts to qualified charitable organizations in amounts up to $10,000, and up to $15,000 for Mr. Cornew under the Constellation legacy policy. Executive officers may use Company-provided vendors for comprehensive physical examinations and related medical testing.
(2)	Exelon provides reimbursements of tax obligations incurred when: employees are required to work outside their state of home residence and encounter double taxation in states and localities where tax credits are not permitted in home state tax filings; business-requested spousal travel expenses are imputed to the employee; and for required relocation and housing/living expenses incurred in compliance with regulatory requirements. Pursuant to our obligations under the 2016 regulatory order set forth in Note 1 above, amounts reported for Mr. Von Hoene and Ms. Pramaggiore include $90,759, and $77,268, respectively related to such reimbursements related to regulatory requirements.
(3)	Each of the NEOs participated in the Company’s 401(k) and Deferred Compensation Plans. Amounts reported represent Company matching contributions to the NEOs’ accounts.
(4)	Exelon provides basic term life insurance, accidental death and disability insurance, and long-term disability insurance to all employees, including NEOs. The values shown in this column include the premiums paid during 2019 for additional term life insurance policies for the NEOs and for additional long-term disability insurance over and above the basic coverage provided to all employees.

Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Note 1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (Note 2)			All Other Stock Awards: Number of Shares or Units (#) (Note 3)	Grant Date Fair Value of Stock and Option Awards ($) (Note 4)
Name	Grant Date	Threshold ($)	Plan ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Crane	2/04/2019	$70,307	$1,874,850	$3,749,700
	2/04/2019				25,952	155,683	311,366		$7,370,033
	2/04/2019							76,680	3,630,031
Nigro	2/04/2019	28,300	754,656	1,509,312
	2/04/2019				5,636	33,808	67,616		1,600,471
	2/04/2019							16,652	788,306
Cornew	2/04/2019	34,812	928,332	1,856,664
	2/04/2019				6,886	41,310	82,620		1,955,615
	2/04/2019							20,347	963,227
Von Hoene Jr.	2/04/2019	34,931	931,484	1,862,968
	2/04/2019				6,891	41,338	82,676		1,956,941
	2/04/2019							20,361	963,890
Pramaggiore	2/04/2019	28,300	754,656	1,509,312
	2/04/2019				5,636	33,808	67,616		1,600,471
	2/04/2019							16,652	788,306
Butler Jr.	2/04/2019	23,625	630,000	1,260,000
	2/04/2019				1,948	11,686	23,372		553,215
	2/04/2019							5,756	272,489
	12/02/2019							28,468	1,250,030
(1)	All NEOs have annual incentive plan target opportunities based on a fixed percentage of their base salary. Under the terms of the AIP, threshold performance earns 50% of the respective target, while performance at plan earns 100% of the respective target and the maximum payout is capped at 200% of target. The possible payout at threshold for AIP was calculated at 3.75% of target, which is 50% performance on the lowest weighted AIP performance metric. For additional information about the terms of these programs, see Compensation Discussion and Analysis.
(2)	NEOs have a long-term performance share target opportunity that is a fixed number of performance shares commensurate with the officer’s position. The possible payout at threshold for performance share awards was calculated at 16.67% of target. The possible maximum payout for performance shares was calculated at 150% of target, with an uncapped total shareholder return multiplier, capped at 200% of target. For additional information about the terms of this program, see discussion starting on page 45.

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Compensation Discussion & Analysis

(3)	This column shows restricted stock unit awards made during the year. The vesting dates of the awards are provided in footnote 2 to the Outstanding Equity Table.
(4)	This column shows the grant date fair value, calculated in accordance with FASB ASC Topic 718, of the performance share awards and restricted stock units granted to each NEO during 2019. Fair value of performance share awards granted on February 4, 2019, are based on an estimated payout of 100% of target.

Outstanding Equity Awards at Year End

	Option Awards (Note 1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options That Are Exercisable (#)	Number of Securities Underlying Unexercised Options That Are Not Exercisable (#)	Option Exercise or Base Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#) (Note 2)	Market Value of Shares or Units of Stock That Have Not Yet Vested Based on 12/31 Closing Price $45.59 ($) (Note 2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#) (Note 3)	Equity Incentive Plan Awards: Market or Payout Value or Unearned Shares, Units or Other Rights That Have Not Yet Vested ($) (Note 3)
Crane	285,000	—	$39.21	04/02/2022	383,716	$17,493,612	664,448	$30,292,184
	94,000	—	43.40	01/24/2021
	53,000	—	46.09	01/24/2020
Nigro	13,000	—	39.81	03/12/2022	125,161	5,706,090	149,882	6,833,120
	13,400	—	43.40	01/24/2021
Cornew	70,000	—	39.81	03/12/2022	109,027	4,970,541	184,660	8,418,649
Von Hoene Jr.	88,000	—	39.81	03/12/2022	109,104	4,974,051	184,786	8,424,394
	67,000	—	43.40	01/24/2021
	33,000	—	46.09	01/24/2020
Pramaggiore	37,000	—	39.81	03/12/2022	79,400	3,619,846	147,918	6,743,582
Butler Jr.	—	—	—	—	99,314	4,527,725	52,238	2,381,530
Notes to Outstanding Equity Table
(1)	Non-qualified stock options granted to NEOs pursuant to the Company’s long-term incentive plans. Awards vest in four equal increments, beginning on the first anniversary of the grant date. All awards expire on the tenth anniversary of the grant date. No stock option awards have been granted since 2012.
(2)	The amount shown includes unvested restricted stock unit (RSU) awards and the performance share award earned for the performance period beginning January 1, 2017, and ending December 31, 2019, which vested on January 27, 2020. The unvested restricted stock unit awards are composed of the final third of the award made in January 2017, which vested on January 27, 2020; two-thirds of the award made in January 2018, half of which vested on January 27, 2020, and half of which will vest on the date of the Compensation Committee’s first regular meeting in 2021; and the full award granted on February 4, 2019, one-third of which vested on January 27, 2020, and one-third of which will vest on the date of each of the Compensation Committee’s first regular meetings in 2021 and 2022, respectively. All RSU awards accrue additional shares through automatic dividend reinvestment. For Mr. Nigro, the amount also includes an award of 40,000 retention stock units granted on January 29, 2018, that will vest on January 29, 2022. For Mr. Butler, the amount also includes a promotion-related restricted stock unit award for 28,468 shares granted on December 2, 2019, that will vest on December 2, 2024. All shares are valued at $45.59, the closing price on December 31, 2019.
(3)	The amount shown includes the target performance share awards granted on January 29, 2018 for the performance period ending December 31, 2020, and the target performance share awards granted on February 4, 2019, for the performance period ending December 31, 2021. The value of these awards has been increased to reflect the highest level of performance achievable for the period, or 200%. All shares are valued at $45.59, the closing price on December 31, 2019.

58     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

Option Exercises and Stock Vested

	Option Awards		Stock Awards (Note 1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Crane	—	$—	532,340	$25,200,966
Nigro	3,800	13,280	106,743	5,053,198
Cornew	39,300	216,525	153,809	7,281,331
Von Hoene Jr.	—	—	146,836	6,951,239
Pramaggiore	—	—	78,202	3,702,065
Butler Jr.	31,000	187,218	43,499	2,059,261
Notes to Option Exercises and Stock Vested Table
(1)	Share amounts are composed of the following tranches of prior awards that vested on February 4, 2019: the performance share awards granted for the performance period of January 1, 2016, through December 31, 2018; the final third of the RSU awards granted in January 2016, the second third of the RSU awards granted in January 2017 and the first third of the RSU awards granted in January 2018. All of these awards were valued at $47.34 upon vesting.

Pension Benefits

Exelon sponsors the Exelon Corporation Retirement Program, a defined benefit pension plan that covers certain management and unionized employees. The Program includes the Service Annuity System (SAS), a traditional pension plan covering eligible management and union employees who commenced employment prior to January 1, 2001, and the Cash Balance Pension Plan (CBPP), an account-based plan covering other eligible members of management and unionized employees hired between January 1, 2001, and February 1, 2018, and certain management employees who previously elected to transfer to the CBPP from the SAS. The Retirement Program is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code (the Code).

For NEOs participating in the SAS, the annuity benefit payable at normal retirement age is equal to the sum of 1.25% of the participant’s earnings as of December 25, 1994, reduced by a portion of the participant’s Social Security benefit as of that date, plus 1.6% of the participant’s highest average annual pay, multiplied by the participant’s years of credited service (up to a maximum of 40 years). Pension-eligible compensation for the SAS’s Final Average Pay Formula includes base pay and annual incentive awards. Benefits under the SAS are vested after five years of service.

The “normal retirement age” under the SAS is 65. The plan also offers an early retirement benefit prior to age 65, which is payable if a participant retires after attainment of age 50 and completion of 10 years of service. The annual pension payable under the plan is determined as of the early retirement date, reduced by 2% for each year of payment before age 60 to age 58, then 3% for each year before age 58 to age 50. In addition, under the SAS, the early retirement benefit is supplemented prior to age 65 by a temporary payment equal to 80% of the participant’s estimated monthly Social Security benefit. The supplemental benefit is partially offset by a reduction in the regular annuity benefit.

Under the CBPP, a notional account is established for each participant, and the account balance grows as a result of annual benefit credits and annual investment credits. Employees who transferred from the SAS to the CBPP also have a frozen transferred SAS benefit and received a “transition” credit based on their age, service and compensation at the time of transfer. When the CBPP was initially established in 2001, it provided an annual benefit credit of 5.75% of an employee’s base pay and annual incentive award for the year, and an annual investment credit based on the average of that year’s S&P 500 stock index return and the 30-year bond rate for the month of November (subject to 4% minimum). The benefit and investment credit rates were subsequently modified periodically in response to U.S. Treasury Department prospective guidance on cash balance plans. NEOs and similarly-situated management employees participating in the CBPP currently receive an annual benefit credit ranging from 7.5% to 10.5% (depending on length of service) of base salary and annual incentive award, and an annual benefit credit based on the third segment spot rate of interest on long-term investment grade corporate bonds for the month of November of the year (subject to a 4% minimum). Benefits are vested after three years of service and are payable in an annuity or a lump sum at any time following termination of employment. Apart from the benefit credits and the vesting requirement, and as described above, years of service are not relevant to a determination of accrued benefits under the CBPP.

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Compensation Discussion & Analysis

In 2019, the Company also provided a one-time Transition Benefit Credit to all participants in recognition of the transition to a fully fixed income investment credit rate. The amount of the credit ranged from 0% to 30.5% of 2018 annualized base pay, based on the employee’s service as of December 31, 2007.

The Code limits to $280,000 the individual 2019 annual compensation that may be taken into account under the tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act, Exelon sponsors a Supplemental Management Retirement Plan (SMRP). The SMRP allows the payment to a select group of management or highly-compensated individuals out of its general assets of any benefits calculated under provisions of the applicable qualified pension plan which may be above these limits. The SMRP offers a lump sum as an optional form of payment, which includes the value of the marital annuity, death benefits and other early retirement subsidies at a designated interest rate. The interest rate applicable for distributions to participants in the SAS in 2019 is 3.10%. For participants in the CBPP, the lump sum is the value of the non-qualified account balance. The values of the lump sum amounts do not include the value of any pension benefits covered under the qualified pension plans, and the methods and assumptions used to determine the non-qualified lump sum amount are different from the assumptions used to generate the present values shown in the tables of benefits to be received upon retirement, termination due to death or disability, involuntary separation not related to a change in control, or upon a qualifying termination following a change in control which appear later in this proxy statement.

Under the terms of the SMRP, participants are provided the amount of benefits they would have received under the SAS or CBPP, as applicable, but for the application of the Code limits. In addition, certain executives previously received grants of additional credited service under the SMRP. In particular, in 1998, Mr. Crane received an additional 10 years of credited service through September 28, 2008, the date of his tenth anniversary, as part of his employment offer that provided one additional year of service credit for each year of employment to a maximum of 10 additional years.

As of January 1, 2004, Exelon does not grant additional years of credited service to executives under the SMRP for any period in which services are not actually performed, except that up to two years of service credits may be provided upon a qualifying termination of employment under severance or change in control agreements first entered into after such date, and performance-based grants or grants which make up for lost pension benefits from another employer may be (but have not been) provided. Service credits previously available under employment, change in control or severance agreements or arrangements (or any successor arrangements) are not affected by this policy.

The amount of the change in the pension value for each of the NEOs is the amount included in the Summary Compensation Table above. The present value of each NEO’s accumulated pension benefit is shown in the following tables. The present value for CBPP participants is the account balance. The assumptions used in estimating the present values for SAS participants include the following: pension benefits are assumed to begin at each participant’s earliest unreduced retirement age; the SMRP lump sum amounts are determined using the rate of 5% for SAS participants at the assumed retirement age; the lump sum amounts are discounted from the assumed retirement date at the applicable discount rates of 4.31% as of December 31, 2018, and 3.34% as of December 31, 2019; and the applicable mortality tables. The applicable mortality table is the RP 2000-based table projected generationally using Exelon’s best estimate of long-term mortality improvements. The December 31, 2019 mortality table is consistent with the mortality used in the Exelon December 31, 2019 pension disclosure.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Crane	SAS	21.26	$1,507,078	$—
	SMRP(2)	31.26	18,765,197	—
Nigro	CBPP	23.42	443,790	—
	SMRP	23.42	1,019,885	—
Cornew	CBPP	25.59	899,760	—
	SMRP	25.59	2,057,103	—
Von Hoene Jr.	CBPP	17.93	506,507	—
	SMRP	17.93	1,691,757	—
Pramaggiore	CBPP	21.72	789,333	—
	SMRP	21.72	943,473	47,789
Butler Jr.	CBPP	11.91	280,820	—
	SMRP	11.91	525,511	—

60     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

(1)	Plan names include: Service Annuity System (SAS); Supplemental Management Retirement Plan (SMRP); and Cash Balance Pension Plan (CBPP).
(2)	Based on discount rates prescribed by the SEC proxy disclosure guidelines, Mr. Crane’s non-qualified SMRP present value is $18,765,197. Based on lump sum plan rates for immediate distributions under the non-qualified plan, the comparable lump sum amount applicable for service through December 31, 2019 is $25,094,079. Note that, in any event, payments made upon termination may be delayed by six months in accordance with U.S. Treasury Department guidance.

Deferred Compensation Programs

Exelon offers deferred compensation plans to permit the deferral of certain cash compensation to facilitate tax and retirement planning and the attainment of stock ownership requirements for executives and key managers. Exelon maintains non-qualified deferred compensation plans that are open to certain highly-compensated employees, including the NEOs.

The Exelon Corporation Deferred Compensation Plan is a non-qualified plan that permits eligible executives and key managers to defer receipt of base compensation and the Company to credit related matching contributions that would have been contributed to the Exelon Corporation Employee Savings Plan (the Company’s tax-qualified 401(k) plan) but for the applicable limits under the Code. The Deferred Compensation Plan permits participants to defer taxation of a portion of their income and benefit the Company by deferring the payment of a portion of its compensation expense, thus preserving cash.

The Employee Savings Plan is intended to be tax-qualified under Sections 401(a) and 401(k) of the Code. Exelon maintains the Employee Savings Plan to attract and retain qualified employees, including the NEOs, and to encourage employees to save for retirement. The Employee Savings Plan permits employees to do so and allows the Company to make matching contributions in a relatively tax-efficient manner. The Company maintains the excess matching feature of the Deferred Compensation Plan to enable key management employees to save for retirement to the extent they otherwise would have were it not for the limits established by the IRS.

Once officers who participate in the Employee Savings Plan reach their statutory contribution limit during the year, their elected payroll contributions and Company matching contribution will be credited to their accounts in the Deferred Compensation Plans. The investment options under the Deferred Compensation Plan consist of a basket of investment fund benchmarks substantially the same as those funds available through the Employee Savings Plan. Deferred amounts represent unfunded, unsecured obligations of the Company.

Name	Executive Contributions in 2019 ($) (Note 1)	Registrant Contributions in 2019 ($) (Note 2)	Aggregate Earnings in 2019 ($) (Note 3)	Aggregate Withdrawals/ Distributions ($) (Note 4)	Aggregate Balance at 12/31/19 ($) (Note 4)
Crane	$107,750	$32,325	$332,321	—	$2,230,198
Nigro	24,671	14,803	51,413	—	155,691
Cornew	30,944	18,567	147,750	—	691,488
Von Hoene Jr.	43,469	18,630	150,572	—	861,805
Pramaggiore	25,577	15,346	51,431	—	173,379
Butler Jr.	19,000	8,219	85,124	—	451,458
(1)	The full amount shown for executive contributions is included in the base salary figures for each NEO shown above in the Summary Compensation Table.
(2)	The full amount shown under registrant contributions is included in the Company contributions to savings plans for each NEO shown above in the All Other Compensation Table.
(3)	The amount shown under aggregate earnings reflects the NEO’s gain or loss based upon the individual allocation of his notional account balance into the basket of mutual fund benchmarks. These gains or losses do not represent current income to the NEO and have not been included in any of the compensation tables shown above.
(4)	For all NEOs the aggregate balance shown includes those amounts, both executive contributions and registrant contributions, that have been disclosed either as base salary as described in Note 1 or as Company contributions under all other compensation as described in Note 2 for the current fiscal year ending December 31, 2019. For Mr. Crane, all executive and registrant contributions included in the aggregate balance have previously been disclosed in Summary Compensation Tables.

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Compensation Discussion & Analysis

Potential Payments upon Termination or Change in Control

Change in Control Employment Agreements and Severance Plan Covering NEOs

Background

The Compensation Committee reviews Exelon’s change in control and severance benefits policies to ensure that they are reasonable and consistent with competitive practice. In reviewing the policies, the Compensation Committee considers the advice of its compensation consultant. The severance benefits available to the CEO and other NEOs currently include multiples of two times base salary and target annual incentive for an ordinary qualifying separation and 2.99 times base salary and target annual incentive for a qualifying separation in connection with a change in control of Exelon. No NEO is currently entitled to an excise tax gross-up payment upon any termination of employment from Exelon.

NEOs currently have entered into individual change in control employment agreements, which generally protect such executives’ position and compensation levels for two years after a change in control of Exelon. The agreements are initially effective for a period of two years and provide for a one-year extension each year thereafter until cancellation or termination of employment.

Quantification of Payments upon a Change in Control

During the 24-month period following a change in control, or, during the 18-month period following a “significant corporate transaction”, meaning one that affects an executive’s business unit in which Exelon shareholders retain between 60% and 66% control, if a NEO resigns for good reason or if an executive’s employment is terminated by Exelon other than for cause or disability, the executive is entitled to the following:

●	the executive’s annual incentive and performance share awards for the year in which termination occurs;
●	severance payments equal to 2.99 times the sum of (1) the executive’s base salary plus (2) the higher of the executive’s target annual incentive for the year of termination or the executive’s average annual incentive award payments for the two years preceding the termination, but not more than the annual incentive for the year of termination based on actual performance before the application of negative discretion;
●	a benefit equal to the amount payable under the SMRP determined as if (1) the SMRP benefit were fully vested, (2) the executive had 2.99 additional years of age and years of service (2.0 years for executives who first entered into such agreements after 2003 or do not have such agreements) and (3) the severance pay constituted covered compensation for purposes of the SMRP;
●	a benefit equal to the actuarial equivalent present value of any non-vested accrued benefit under Exelon’s qualified defined benefit retirement plan;
●	all previously-awarded stock options, performance shares, RSUs, or restricted shares become fully vested, and the stock options remain exercisable until the earlier of the fifth anniversary of the executive’s termination date or the option’s expiration date;
●	life, disability, accident, health and other welfare benefit coverage continues during the severance pay period on the same terms and conditions applicable to active employees, followed by retiree health coverage if the executive has attained at least age 50 and completed at least 10 years of service (or any lesser eligibility requirement then in effect for regular employees); and
●	outplacement and financial planning services for at least 12 months.

Change in control benefits are also provided if an executive is terminated other than for cause or disability, or terminates for good reason (1) after a tender offer or proxy contest commences, or after Exelon enters into an agreement which, if consummated, would cause a change in control, and within one year after such termination a change in control does occur, or (2) within two years after a sale or spin-off of the executive’s business unit in contemplation of a change in control that actually occurs within 60 days after such sale or spin-off (a disaggregation).

A change in control under the individual change in control employment agreements generally occurs:

●	when any person acquires 20% of Exelon’s voting securities;
●	when the incumbent members of the Exelon Board (or new members nominated by a majority of incumbent Directors) cease to constitute at least a majority of the members of the Exelon Board;

62     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

●	upon consummation of a reorganization, merger or consolidation, or sale or other disposition of at least 50% of Exelon’s operating assets (excluding a transaction where Exelon shareholders retain at least 60% of the voting power); or
●	upon shareholder approval of a plan of complete liquidation or dissolution.

“Good reason” under the individual change in control employment agreements generally includes any of the following occurring within two years after a change in control or disaggregation or within 18 months after a significant corporate transaction:

●	a material reduction in salary, incentive compensation opportunity or aggregate benefits, unless such reduction is part of a policy, program or arrangement applicable to peer executives;
●	failure of a successor to assume the agreement;
●	a material breach of the agreement by Exelon; or
●	any of the following, but only after a change in control or disaggregation: (1) a material adverse reduction in the executive’s position, duties or responsibilities (other than a change in the position or level of officer to whom the executive reports or a change that is part of a policy, program or arrangement applicable to peer executives) or (2) a required relocation by more than 50 miles.

“Cause” under the change in control employment agreements generally includes any of the following:

●	refusal to perform or habitual neglect in the performance of duties or responsibilities or of specific directives of the officer to whom the executive reports which are not materially inconsistent with the scope and nature of the executive’s duties and responsibilities;
●	willful or reckless commission of acts or omissions which have resulted in or are likely to result in a material loss or material damage to the reputation of Exelon or any of its affiliates, or that compromise the safety of any employee;
●	commission of a felony or any crime involving dishonesty or moral turpitude;
●	material violation of the code of business conduct, or of any statutory or common-law duty of loyalty; or
●	any breach of the executive’s restrictive covenants.

If the amount payable to a NEO under a change in control agreement, inclusive of other parachute payments, would cause an excise tax to be imposed under Section 4999 of the Code, the payments to such executive shall be reduced to the maximum amount below which no such tax is imposed or, if the payment without such reduction would leave the executive with a greater amount after payment of such excise taxes, then no such reduction shall be applied.

If a NEO resigns for good reason or is terminated by Exelon other than for cause or disability, in each case under circumstances not involving a change in control or similar provision described above, the NEO may be eligible for the following non-change in control benefits under the Exelon Corporation Senior Management Severance Plan:

●	previously awarded performance share awards and regular-cycle RSUs and restricted shares vest, and prorated payment of the executive’s annual incentive and performance share awards for the year in which termination occurs;
●	for a 24-month severance period, continued payment of an amount representing base salary and target annual incentive;
●	a benefit equal to the amount payable under the SMRP determined as if the severance payments were paid as ordinary base salary and annual incentive;
●	during the severance period, continuation of health, basic life and other welfare benefits the executive was receiving immediately prior to the severance period on the same terms and conditions applicable to active employees, followed by retiree health coverage if the executive has attained at least age 50 and completed at least 10 years of service (or any lesser eligibility requirement then in effect for non-executive employees); and
●	outplacement and financial planning services for twelve months.

Payments under the Senior Management Severance Plan are subject to reduction by Exelon to the extent necessary to avoid imposition of excise taxes imposed by Section 4999 of the Internal Revenue Code on excess parachute payments or under similar state or local law.

“Good reason” under the Senior Management Severance Plan means either of the following:

●	a material reduction of the executive’s salary (or, with respect to a change in control, incentive compensation opportunity or aggregate benefits) unless such reduction is part of a policy, program or arrangement applicable to peer executives of Exelon or of the business unit that employs the executive; or

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Compensation Discussion & Analysis

●	a material adverse reduction in the executive’s position or duties (other than a change in the position or level of officer to whom the executive reports) that is not applicable to peer executives of Exelon or of the executive’s business unit, but excluding under the non-change in control provisions of the plan any change (1) resulting from a reorganization or realignment of all or a significant portion of the business, operations or senior management of Exelon or of the executive’s business unit or (2) that generally places the executive in substantially the same level of responsibility.

“Cause” under the Senior Management Severance Plan generally has the same meaning as the definition of such term under the individual change in control employment agreements.

Benefits under the change in control agreements and the Senior Management Severance Plan are subject to termination upon an executive’s violation of his or her restrictive covenants, and incentive payments under the agreements and the plan may be subject to the recoupment policy adopted by the Board of Directors.

Estimated Value of Benefits to be Received Upon Retirement

The following table shows the estimated value of payments and other benefits to be conferred upon the NEOs assuming they retired as of December 31, 2019. These payments and benefits are in addition to the present value of the accumulated benefits from each NEO’s qualified and non-qualified pension plans shown in the tables within the Pension Benefit section and the aggregate balance due to each NEO that is shown in the tables within the Deferred Compensation section.

Name	Cash Payment ($) (Note 1)	Value of Unvested Equity Awards ($) (Note 2)	Total Value of All Payments and Benefits ($) (Note 3)
Crane	$2,104,000	$31,962,000	$34,066,000
Nigro	847,000	7,144,000	7,991,000
Cornew	1,042,000	—	1,042,000
Von Hoene Jr.	1,045,000	8,991,000	10,036,000
Pramaggiore (Note 4)	668,000	6,845,000	7,513,000
Butler Jr.	707,000	—	707,000
Notes to Benefits to be Received Upon Retirement Table
(1)	Under the terms of the 2019 AIP, a pro-rated actual incentive award is payable upon retirement based on the number of days worked during the year of retirement. The amount above represents the executive’s 2019 annual incentive payout after Company/business unit performance was determined.
(2)	Includes the value of the executives’ unvested performance share awards granted in 2017, 2018, and 2019 assuming target performance and the accelerated portion of the executives’ RSU awards that, per applicable awards terms, would vest upon retirement. The value of the shares is based on Exelon’s closing stock price on December 31, 2019 of $45.59.
(3)	The estimate of total payments and benefits is based on a December 31, 2019 retirement date.
(4)	Ms. Pramaggiore’s cash payment reflects the actual 2019 annual incentive payout after company/business unit performance.

64     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

Estimated Value of Benefits to be Received Upon Termination due to Death or Disability

The following table shows the estimated value of payments and other benefits to be conferred upon each NEO assuming employment is terminated due to death or disability as of December 31, 2019. These payments and benefits are in addition to the present value of the accumulated benefits from the NEO’s qualified and non-qualified pension plans shown in the table within the Pension Benefit section and the aggregate balance due to each NEO shown in the table within the Deferred Compensation section.

Name	Cash Payment ($) (Note 1)	Value of Unvested Equity Awards ($) (Note 2)	Total Value of All Payments and Benefits ($) (Note 3)
Crane	$2,104,000	$ 31,962,00	$34,066,000
Nigro	847,000	8,968,000	9,815,000
Cornew	1,042,000	8,983,000	10,025,000
Von Hoene Jr.	1,045,000	8,991,000	10,036,000
Pramaggiore	—	—	—
Butler Jr.	707,000	5,664,000	6,371,000
Notes to Benefits to be Received Upon Termination due to Death or Disability Table
(1)	Under the terms of the 2019 AIP, a pro-rated actual incentive award is payable upon death or disability based on the number of days worked during the year of termination. The amount above represents the executives’ 2019 annual incentive payout after Company/business unit performance was determined.
(2)	Includes the value of the executives’ unvested performance share awards granted in 2017, 2018, and 2019 assuming target performance and the accelerated portion of the executives’ RSU awards that, per applicable awards terms, would vest upon death or disability. The value of the shares is based on Exelon’s closing stock price on December 31, 2019 of $45.59.
(3)	The estimate of total payments and benefits is based on a December 31, 2019 termination due to death or disability.

Estimated Value of Benefits to be Received Upon Involuntary Separation Not Related to a Change in Control

The following table shows the estimated value of payments and other benefits to be conferred upon each NEO assuming they were terminated as of December 31, 2019 under the terms of the Senior Management Severance Plan. These payments and benefits are in addition to the present value of the accumulated benefits from the NEO’s qualified and non-qualified pension plans shown in the table within the Pension Benefit section and the aggregate balance due to each NEO shown in the table within the Deferred Compensation section.

Name	Cash Payment ($) (Note 1)	Retirement Benefit Enhancement ($) (Note 2)	Value of Unvested Equity Awards ($) (Note 3)	Health and Welfare Benefit Continuation ($) (Note 4)	Perquisites and Other Benefits ($) (Note 5)	Total Value of All Payments and Benefits ($) (Note 6)
Crane	$8,440,000	$2,807,000	$31,962,000	$118,000	$40,000	$43,430,000
Nigro	3,945,000	263,000	8,022,000	34,000	40,000	12,304,000
Cornew	4,755,000	353,000	8,983,000	42,000	40,000	14,173,000
Von Hoene Jr.	4,771,000	298,000	8,991,000	31,000	40,000	14,131,000
Pramaggiore	—	—	—	—	—	—
Butler Jr.	3,367,000	186,000	4,715,000	39,000	40,000	8,347,000
Notes to Benefits to be Received Upon Involuntary Separation Not Related to a CIC Table
(1)	Represents the estimated severance benefit equal to 2 times the sum of the executive’s (i) current base salary and (ii) the target annual incentive for the year of termination. In addition, under Section 4.2 of the Senior Management Severance Plan, a pro-rated annual incentive award is payable upon involuntary separation or qualifying voluntary separation based on the days worked during the year of termination pursuant to the terms in the 2019 AIP. The amount above represents the executives’ 2019 annual incentive payout after Company/business unit performance was determined.

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Compensation Discussion & Analysis

(2)	Represents the estimated retirement benefit enhancement that consists of a one-time lump sum payment based on the actuarial present value of a benefit under the non-qualified pension plan assuming that the severance pay period was taken into account for purposes of vesting, and the severance pay constituted covered compensation for purposes of the non-qualified pension plan.
(3)	Includes the value of the executives’ unvested performance share awards granted in 2017, 2018, and 2019 assuming target performance and the accelerated portion of the executives’ RSU awards that, per applicable awards terms, would vest upon an involuntary separation not related to a change of control. The value of the shares is based on Exelon’s closing stock price on December 31, 2019 of $45.59.
(4)	Estimated costs of healthcare, life insurance, and long-term disability coverage which continue during the severance period.
(5)	Estimated costs of outplacement and financial planning services for up to 12 months for all NEOs.
(6)	The estimate of total payments and benefits is based on a December 31, 2019 termination date. The executives are participants in the Senior Management Severance Plan and severance benefits are determined pursuant to Section 4 of the Severance Plan.

Estimated Value of Benefits to be Received Upon a Qualifying Termination following a Change in Control

The following table shows the estimated value of payments and other benefits to be conferred upon each NEO assuming termination upon a qualifying change in control as of December 31, 2019. The Company has entered into Change in Control agreements with each NEO. These payments and benefits are in addition to the present value of accumulated benefits from the NEO’s qualified and non-qualified pension plans shown in the table within the Pension Benefit section and the aggregate balance due to each NEO shown in the table within the Deferred Compensation section.

Name	Cash Payment ($) (Note 1)	Retirement Benefit Enhancement ($) (Note 2)	Value of Unvested Equity Awards ($) (Note 3)	Health and Welfare Benefit Continuation ($) (Note 4)	Perquisites and Other Benefits ($) (Note 5)	Potential Scaleback ($) (Note 6)	Total Value of All Payments and Benefits ($) (Note 7)
Crane	$11,347,000	$3,655,000	$31,962,000	$177,000	$40,000	$N/A	$ 47,181,000
Nigro	5,387,000	394,000	8,968,000	51,000	40,000	N/A	14,840,000
Cornew	6,610,000	540,000	8,983,000	63,000	40,000	N/A	16,236,000
Von Hoene Jr.	6,632,000	456,000	8,991,000	47,000	40,000	N/A	16,166,000
Pramaggiore	—	—	—	—	—	—	—
Butler Jr.	4,607,000	278,000	5,664,000	59,000	40,000	N/A	10,648,000
Notes to Benefits to be Received Upon a Qualifying Termination following a Change in Control Table
(1)	Represents the estimated cash severance benefit equal to 2.99 times the sum of the executive’s (i) current base salary and (ii) severance incentive (as defined in the CIC Agreement). Under Section 4.1(a)(ii) of the CIC Agreement, the executive’s target incentive award is payable upon termination but capped at actual performance. The amounts above represent the executives’ 2019 target annual incentive.
(2)	Represents the estimated retirement benefit enhancement that consists of a one-time lump sum payment based on the actuarial present value of a benefit under the non-qualified pension plan assuming that the severance pay period was taken into account for purposes of vesting, and the severance pay constituted covered compensation for purposes of the non-qualified pension plan.
(3)	Includes the value of the executives’ unvested performance shares, all of which will vest upon termination at the actual level earned and awarded (it is assumed the 2017, 2018, and 2019 performance shares are earned at target) and the accelerated portion of the executives’ RSUs that would vest upon a qualifying termination following a change in control. The value of the shares is based on Exelon’s closing stock price on December 31, 2019 of $45.59.
(4)	Estimated costs of healthcare, life insurance and long-term disability coverage which continue during the severance period.
(5)	Estimated costs of outplacement and financial planning services for up to 12 months for all NEOs.
(6)	In 2009, the Compensation Committee eliminated excise tax gross-up payments in any future employment or severance agreements, and in 2016, also removed excise tax gross-up payments from all existing agreements.
(7)	The estimate of total payments and benefits is based on a December 31, 2019 termination date. The Company currently has change in control agreements with all of the executives, however, the Committee approved changes to the Senior Management Severance Plan in January 2020, which provided for the elimination of individual change of control agreements. All change in control provisions are now provided for under the Senior Management Severance Plan as amended.

66     Exelon 2020 Proxy Statement

Compensation Discussion & Analysis

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are providing the following information about the relationship of annual total compensation, calculated pursuant to SEC rules, of our median employee and our CEO, Christopher M. Crane. For 2019, the ratio of annual total compensation of our CEO and the median of the annual total compensation of all employees was 122:1, demonstrating Exelon’s commitment to balance equitable compensation stewardship with competitively based compensation that drives and rewards performance. The total annual compensation for Mr. Crane and the median employee is $15,400,000 and $126,000, respectively.

The rules governing the CEO Pay Ratio allow for utilization of the same individual for a 3-year period, provided that employee is actively employed at the company. As such, Exelon used the same individual identified in 2017 that was included in the compilation of our CEO pay ratio as reported in the 2019 proxy. The methodology utilized to identify that person is described below.

On December 31, 2017, our employee population consisted of approximately 34,972 individuals (excluding the CEO), which includes two employees based in the United Kingdom and eight employees based in Canada. We chose to exclude these ten employees as permitted under SEC rules from our determination of the “median employee,” given the small number of our non-US based employees. The consistently applied compensation measure used to identify the median employee was W-2 Box 1 wages for employees as of December 31, 2017. After identifying the median employee, the annual total compensation for the median employee was calculated using the same methodology used in compiling the Summary Compensation Table found on page 55 in this proxy statement for our NEOs. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We believe the methodology, assumptions, and estimates used in determining the ratio are reasonable given our specific employee population.

Because SEC rules provide flexibility in determining the methodology, assumptions, and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, comparability of pay ratios amongst companies may be limited.

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Approval of 2020 Long-Term
Incentive Plan

2020 Long-Term Incentive Plan

The Board of Directors has approved the Exelon Corporation 2020 Long-Term Incentive Plan (2020 Plan) subject to further approval by our shareholders at the 2020 Annual Meeting. If approved, the 2020 Plan will become effective April 28, 2020 (Effective Date) and will supersede the existing 2011 Exelon Corporation Long-Term Incentive Plan (2011 Plan) and the Exelon Corporation Non-Employee Directors’ Deferred Stock Unit Plan (the Directors’ Plan, and together the Prior Plans). Like with the existing 2011 plan, we will use the 2020 Plan to grant equity-based compensation to officers and employees of Exelon and its subsidiaries and non-employee directors of Exelon.

The purposes of the 2020 Plan are to align the interests of 1) recipients of awards under the Plan with Exelon’s shareholders by increasing the proprietary interest of such recipients in the Company’s growth and; 2) attract and retain employees and Non-Employee Directors; and 3) motivate such persons to act in the long-term best interests of Exelon and its shareholders.

Exelon has not sought shareholder approval for additional share authorizations since 2010. The 2020 Plan would provide for the grant of equity-based compensation awards that are similar to those currently authorized under Prior Plans.

If approved, the maximum number of shares reserved for issuance under the 2020 Plan will be 21,900,000 new shares of our common stock, plus (i) the number of shares that remain available for issuance as of the Effective Date under the Prior Plans, and (ii) the number of shares that are subject to outstanding awards as of the Effective Date that, in the future, terminate, expire, or are forfeited, cancelled, or settled for cash. As of March 1, 2020, 7,095,559 shares remained available for grants under the Prior Plan. After the Effective Date of the 2020 Plan, no further awards will be granted under the Prior Plans, but all outstanding awards under the Prior Plans will continue in full force and effect, subject to their original terms.

Our three-year average “burn rate” was 0.34% for fiscal years 2017 through 2019. We define burn rate as the total number of Shares subject to Awards (as defined below) granted to Participants in a single year expressed as a percent of our weighted average Shares outstanding. Our three-year average burn rate is equal to the median 3-year average burn rate of our benchmarking peer group for the period 2017 through 2019 (the most recent 3-year period for which burn rate data is publicly available. Based on the requested number of shares to be reserved under the Plan and on our three-year average burn rate, we expect that the requested share reserve will cover Awards for approximately 10 years.

As of December 31, 2019, our estimated existing overhang as it relates to the 2011 Plan was 2.26%. We define existing overhang as the sum of the following items expressed as a percentage of our weighted average Shares outstanding during 2019: (i) the total number of Shares subject to outstanding Awards and (ii) the total number of Shares of common stock available for future grants. Our total overhang as of that same date would be 4.51% based on the inclusion of the additional 21,900,000 shares that would be available for issuance under the Plan upon its approval by shareholders. This level of total overhang is between the median and the 75th percentile of total overhang level of our benchmarking peer group.

Based on our historical burn rate, the estimated duration of the requested share reserve and our overhang, we believe the requested share reserve is reasonable for a company of our size in our industry. We are therefore asking shareholders to approve the 2020 Plan, which will increase the number of shares of common stock available for issuance to eligible directors and employees by 21,900,000.

The Board recommends a vote “FOR” the approval of the 2020 Long-Term Incentive Plan.

68     Exelon 2020 Proxy Statement

Approval of 2020 Long-Term Incentive Plan

Features of the 2020 Plan

✓	Award Limits – Annual limit on value of compensation awarded to non-employee directors may not exceed $600,000 per non-employee director and to any non-employee chairman will not exceed $900,000.
✓	Minimum Vesting Periods – Awards will have a minimum vesting period of at least 12 months subject to certain limited exceptions.
✓	No Liberal Share Recycling – No liberal share recycling allowed on stock options or stock appreciation rights.
✓	No “Evergreen” Provisions – The 2020 Plan contains no “evergreen” provisions that automatically add shares to the plan reserve.
✓	No Reloads – No reload stock options provided for under the 2020 Plan.
✓	No Repricing – No repricing or cash buyout of options or SARs will be allowed without shareholder approval.
✓	Fair Market Value Requirement – No stock options or SARs may be granted with an exercise/base price less than the fair market value on the date of grant.
✓	Clawbacks – Awards will be subject to our clawback policy then in effect.
✓

Dividends and Dividend Equivalent Rights – Dividends and dividend equivalent rights will remain subject to vesting conditions applicable to underlying awards. No dividends or dividend equivalent rights will be paid or credited on stock options or SARs.

✓	No Automatic Single Trigger Vesting – The 2020 Plan does not provide for automatic single trigger vesting of awards upon a change in control.
✓	No Tax Gross-ups – Employees are not entitled to tax gross-ups on equity awards in connection with a change in control or otherwise.
✓

Historical Equity Usage Demonstrates Sound Management – Exelon’s three-year average share usage rate (known as burn rate) was 0.34%, which is lower than our peers. With the approval of 21,900,000 shares under the 2020 Plan, Exelon’s full dilution level will be approximately 4.51%.

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under the company’s equity plans as of December 31, 2019 (and without giving effect to approval of the 2020 Plan or the January 27, 2020 annual grants).

Total number of stock options outstanding	1,889,045
●Weighted average exercise price of stock options outstanding	$40.43
●Weighted average term of stock options outstanding	1.56 years
Total number of full-value awards outstanding(1)	6,089,534
Shares remaining available for grant under Prior Plans (as of 12/31/19)(2)	13,965,879
(1)

Includes 1,709,755 nonvested performance share awards, 1,498,713 nonvested restricted stock units (RSUs), 2,017,870 performance share awards available for retirement-eligible employees and 863,196 RSUs available for retirement-eligible employees per Exelon’s Annual Report on Form 10-K for the period ending 12/31/2019.

(2)	For performance shares granted in 2017, 2018 and 2019, the total includes the number of shares that could be issued pursuant to the terms of the Exelon LTIP plan, which provides that final payouts are made 50% in shares of stock and 50% in cash, and if the performance and total shareholder return modifier metrics were both at maximum, representing a best case performance scenario, for a total of 4,005,200 shares.

As of March 1, 2020, after giving effect to the January 27, 2020 annual grants and reducing the total available by 4,820,034 shares that are reserved exclusively for settling legacy Constellation awards, 7,095,559 shares remain available for grant under Prior Plans.

Summary of the Exelon Corporation 2020 Long-Term Incentive Plan

The following summary of the material provisions of the 2020 Plan is not intended to be exhaustive. The full terms of the 2020 Plan can be found in the 2020 Plan, which is included as Appendix A to this proxy statement.

The 2020 Plan authorizes (i) the Compensation and Leadership Development Committee (Compensation Committee) to grant equity-based compensation to eligible employees including stock options, stock appreciation rights (SARs), stock awards (including restricted stock, restricted stock unit and performance share awards), performance units and deferred stock units for the purpose of providing incentives to our employees, and (ii) the Corporate Governance Committee to grant any such equity-based compensation awards deemed appropriate to our non-employee directors.

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Approval of 2020 Long-Term Incentive Plan

The total number of shares of common stock authorized for awards under the 2020 Plan is 21,900,000, plus the number of shares previously authorized but unissued under the 2011 Plan (which is 7,095,559 shares as of March 1, 2020). The number of shares reserved will be subject to adjustment in the event of certain capitalization events. If the 2020 Plan is approved by our shareholders, no further awards may thereafter be granted under our 2011 Plan or the Directors’ Plan.

Administration and Award Limits

The Compensation Committee will administer the 2020 Plan with respect to awards granted to employees. The Compensation Committee has delegated such authority to Exelon’s Chief Executive Officer and the most senior Human Resources officer with respect to awards granted to employees other than executive officers, subject to the following limits: shares subject to stock options and SARs granted in any year may not exceed 1,200,000 shares in the aggregate or 40,000 shares to any one employee; shares subject to other types of awards (restricted stock, restricted stock units, performance shares, performance units and deferred stock units) granted in any year may not exceed 600,000 shares in the aggregate or 20,000 shares to any one employee.

The Corporate Governance Committee is authorized to administer the 2020 Plan with respect to awards granted to non-employee directors and the aggregate value of cash compensation and the grant date value of equity-based compensation that may be granted during any fiscal year shall not exceed $600,000 for any non-employee director not serving as the non-employee chair of the Board, and $900,000 to any non-employee chair of the Board.

Each Committee, acting within such scope of such authority (each, an Administrator), will have broad authority to administer and interpret the 2020 Plan, including authority to make awards, determine the size and terms applicable to awards, establish performance goals, determine and approve the extent to which goals have been achieved, and amend the terms of any awards consistent with the terms of the 2020 Plan.

Effective Date and Termination; Amendment

If approved by our shareholders, the 2020 Plan will be effective as of the date of shareholder approval. No awards will be granted under the 2020 Plan later than ten years following the effective date.

The Administrators may amend or terminate the 2020 Plan as they deem advisable, provided that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder. Any amendment of the 2020 Plan will be conditioned on shareholder approval to the extent required to comply with applicable law or the rules of any stock exchange on which Exelon’s common stock is listed.

Eligibility

Eligibility under the 2020 Plan is limited to employees of Exelon or one of its subsidiaries and non-employee directors of Exelon. As of March 1, 2020, the number of such eligible employees was approximately 1,437 and the number of such eligible non-employee directors was 14. The Administrators will determine which individuals are eligible to participate in the 2020 Plan pursuant to the scope of their authority.

Transfer

Generally, no award under the 2020 Plan may be transferred other than by will or the laws of descent and distribution or to permitted family members, estate planning entities, or charitable organizations, as approved by the Company.

Securities Subject to the 2020 Plan

Subject to customary adjustments to reflect events affecting our capitalization, the number of shares of Exelon common stock that may be issued under the 2020 Plan may not exceed 21,900,000 shares plus the number of shares previously authorized for awards under the 2011 Plan and available for future grant as of the effective date of the 2020 Plan, which as of March 1, 2020 is estimated to be 7,095,559 shares.

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Approval of 2020 Long-Term Incentive Plan

Share Recycling: The 2020 Plan allows for the following types of shares to be added back to the pool of shares available for future grants:

●	awards granted under the 2020 Plan or any Prior Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (other than shares subject to an SAR that is cancelled upon the exercise of a tandem option, or shares subject to an option that is cancelled upon the exercise of a tandem SAR);
●	awards granted under the 2020 Plan or any Prior Plan that are settled in cash in lieu of shares; and
●	shares surrendered or withheld as payment of withholding taxes related to an award other than an option or SAR that was granted under the 2020 Plan or any Prior Plan.

Minimum Vesting

No award (or any portion of an award) granted under the 2020 Plan will become exercisable or vest prior to the one-year anniversary of the date of grant, except that this restriction will not apply to up to 5% of the aggregate number of shares initially available for awards granted under the 2020 Plan, and does not restrict the Administrator from accelerating or continuing the vesting of an award upon or after a change in control or an employee’s termination of employment.

Stock Awards

Restricted Stock Awards – The Administrator may grant Restricted Stock Awards (RSA) to eligible participants. Each RSA will be evidenced by award terms that will specify the period of restriction, the number of shares of restricted stock to be awarded, the price (if any) to be paid by the participant to acquire such shares, any performance goals applicable to such RSAs, and such other terms and conditions as determined by the Administrator. A participant will forfeit RSAs if the restrictions, performance goals, or other conditions of the grant applicable to such shares are not attained.

Except as otherwise provided in the award terms, the holder of such award will generally have all rights as an Exelon shareholder during the restricted period, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of common stock. However, any dividends paid during the restricted period will become payable only if and to the extent the underlying restricted shares vest.

Restricted Stock Units – The Administrator may grant Restricted Stock Units (RSUs) to eligible participants. The award terms for RSUs will specify whether the award will be settled in cash, shares of common stock, or a combination thereof and will describe any applicable performance measures.

RSUs are contingent upon the expiration of a specified period of restriction and may, in addition thereto, be contingent upon the attainment of specified performance goals or such other restrictions or conditions as the Administrator may determine. RSUs are similar to RSAs except that no shares of common stock are issued to the participant until the RSUs become vested.

Except as otherwise provided in the award terms, the holder of any RSUs will have no rights of a shareholder during the restricted period, including voting, dividend, or other distribution rights. To the extent the award terms provide for dividend-equivalent rights during the restricted period, such rights will be subject to the same restrictions that apply to the underlying RSUs.

Performance Shares – The Administrator may grant Performance Share to eligible participants. Performance Shares are a right to receive, contingent upon the attainment of specified performance measures within a specified performance period and the expiration of the applicable performance period, a number of shares of common stock, including restricted stock, or cash, or a combination thereof. The Administrator will determine the number of shares subject to a Performance Share award and the performance metrics and period applicable to such award.

To the extent the award terms provides for dividend-equivalent rights during the restricted period, such rights will be subject to the same restrictions that apply to the underlying Performance Shares.

Deferred Stock Units

The Administrator may grant deferred stock unit awards to eligible participants. A deferred stock unit entitles the holder to receive a share of common stock, or a cash payment equal to a share of common stock, on a deferred basis, to be paid at such time and subject to such terms and conditions as the Administrator shall deem appropriate.

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Approval of 2020 Long-Term Incentive Plan

Stock Options and Stock Appreciation Rights

Subject to the limits of the 2020 Plan, the Administrator may grant awards of Incentive Stock Options (ISOs) intended to comply with Section 422 of the Internal Revenue Code (the Code), and Nonqualified Stock Options (collectively, Stock Options). Stock Options entitle the participant to purchase up to the number of shares of Common stock specified in the award agreement at a specified price. Under the terms of the 2020 Plan, the exercise price may not be less than the fair market value of the Common stock on the date a Stock Option is granted. Without the approval of our shareholders, the Administrators may not decrease the exercise price of an outstanding Stock Option, cancel an outstanding Stock Option in exchange for an option with a lower exercise price or cancel an outstanding Stock Option in exchange for cash or another award if the Stock Option is “under water” (except for adjustments in connection with a change in control or a change in our capitalization).

Stock Options will vest and become exercisable at such time or times as shall be determined by the Administrator, which will be set forth in the applicable option award agreement. No Stock Option will be exercisable more than 10 years from the date such option is granted.

Stock Options may be paid in full when exercised (i) in cash, (ii) in unrestricted shares of common stock already owned by the participant, (iii) by any means of cashless exercise procedure approved by the Administrator, including the withholding of shares of common stock that would otherwise be issuable in connection with the exercise of the option, or (iv) by any other form of consideration approved by the Administrator and permitted by applicable laws (or any combination of the foregoing). Options may be exercised in whole or in part by giving written notice under the 2020 Plan.

The 2020 Plan also authorizes awards of stock appreciation rights (SARs) which are rights that, when exercised, entitle the participant to the appreciation in value of the number of shares of common stock specified in the award agreement, from the date granted to the date exercised. SARs may be granted freestanding from an option award or granted in tandem with all or part of an option award. The Administrator has sole discretion whether to issue SARs and the terms and conditions that will apply to a SAR; provided, however, that SARs granted in tandem with options will generally only be exercisable at such time or times and to the extent that the options to which they relate are exercisable under the 2020 Plan.

The base price for each SAR will be not less than the fair market value of a share of common stock on the grant date of the SAR. The award agreement for each SAR will specify whether the award will be settled in cash, shares of common stock, or a combination. No SAR may be exercised after ten years from the date such SAR is granted.

Except as otherwise set forth in the applicable award terms, Stock Options and SARs are exercisable for the following periods following the termination of a participant’s employment or service:

●	In the event of a termination by reason of retirement or disability, each stock option and SAR will be fully exercisable until the earlier of five years after such termination and the expiration date set forth in the award agreement.
●	In the event of a termination by reason of death, each stock option and SAR will be fully exercisable until the earlier of three years after the date of death and the expiration date set forth in the award agreement.
●	In the event of a termination by Exelon for cause, each option and SAR held by such participant will be cancelled and Exelon may recover from the participant any amounts received in connection with the exercise of the option or SAR after the participant engaged in conduct giving rise to the termination for cause.
●	In the event of a termination for any reason other than retirement, disability or death or termination for cause, each stock option and SAR will be exercisable only to the extent exercisable on the date of termination until and including the earlier of 90 days after such termination and the expiration date set forth in the award agreement.
●	Unless otherwise specified in the terms relating to an option or SAR, if a participant dies during the 90-day exercise period following a termination described in the previous bullet point, each stock option and SAR will be exercisable only to the extent exercisable on the date of death until the earlier of one year after the date of death and the expiration date set forth in the award agreement.
●	Unless otherwise specified in, and subject to all conditions specified in, the terms relating to an option or SAR, a severance plan or a change in control agreement, if within 24 months following a change in control, Exelon ceases to employ the holder of an option or SAR due to termination by Exelon other than for cause or, with respect to certain levels of employees, by such holder for good reason, such holder’s options will immediately vest and be exercisable until the earlier to occur of five years after the date of termination and the expiration date set forth in the award agreement.
●	If the holder of a stock option or SAR breaches his or her obligations to Exelon under a noncompetition, non-solicitation, confidentiality, intellectual property or other similar agreement, the option or SAR will be immediately cancelled as of the date of such breach, and Exelon may recover from the holder any amounts received in connection with the exercise of the option or SAR after such cancellation date.

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Approval of 2020 Long-Term Incentive Plan

Change-in-Control or Corporate Transactions

In the event of any merger, reorganization, consolidation or sale of 50% or more of Exelon’s operating assets, the Exelon Board of Directors may, in its discretion, (i) accelerate the vesting or exercisability of some or all outstanding awards, (ii) require that shares of stock of the company resulting from such transaction, or the parent thereof, be substituted for some or all of the shares of Exelon common stock subject to outstanding awards as determined by the Exelon Board, and/or (iii) require outstanding awards to be surrendered to Exelon in exchange for a payment of cash, shares of common stock in the company resulting from the transaction, or the parent thereof, or a combination of cash and shares.

Clawbacks

The awards (and any cash payments or shares delivered pursuant thereto) are subject to forfeiture and recovery by Exelon and its subsidiaries pursuant to the applicable award agreement or any clawback or recoupment policy which we adopt from time to time, as set forth under the 2020 Plan.

New Plan Benefits

Because benefits under the 2020 Plan will depend on the actions of the Administrators and the fair market value of Exelon common stock at various future dates, it is not possible to determine at this time the benefits that might be received by employees and non-employee directors if the 2020 Plan is approved by shareholders. For information on equity award grants made to our named executive officers in 2019, please see the Grants of Plan-Based Awards in 2019 table in this proxy statement.

Federal Income Tax Effects

The federal income tax consequences applicable to Exelon and participants in connection with awards under the 2020 Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income, and Exelon will be entitled to a deduction, with respect to grants of awards as follows:

Incentive Stock Options. The grant of an ISO will not result in any immediate tax consequences to the company or the participant. A participant will not recognize taxable income, and the company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the participant’s alternative minimum tax. If the participant does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the company will not be entitled to any deduction. If the participant disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), a disqualifying disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Any amount realized by the participant in excess of the fair market value of the common stock on the date of exercise will be taxed to the participant as capital gain. Upon such a disqualifying disposition, Exelon will be entitled to a deduction in the same amount and at the same time as the participant recognizes such ordinary income, subject to any limit applicable under Section 162(m) of the Code.

Nonqualified Stock Options. The grant of a Nonqualified Stock Option will not result in any immediate tax consequences to the company or the participant. Upon the exercise of a Nonqualified Stock Option, the participant will generally recognize ordinary income, subject to applicable tax withholding requirements, equal to the excess of the fair market value of the common stock acquired over the exercise price. The company will be entitled to a deduction at the same time as, and in an amount equal to, the income recognized by the participant, subject to any limit applicable under Section 162(m) of the Code.

Restricted Shares. A participant generally will not recognize taxable income upon an award of restricted stock. However, a participant who receives restricted stock will recognize as ordinary income at the time of the lapse of the restrictions an amount, subject to applicable tax withholding requirements, equal to the fair market value of the common stock at the time of such lapse over the amount, if any, paid for such shares. Alternatively, and if permitted by the Compensation Committee, a participant may make an election, within 30 days after the date of the grant, to recognize ordinary income on the date the restricted stock award was granted. Exelon will be entitled to a deduction at the same time, an in an amount equal to, the income recognized by the participant, subject to any limit applicable under Section 162(m) of the Code.

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Approval of 2020 Long-Term Incentive Plan

Restricted Stock Units, Performance Shares, Performance Units and Deferred Stock Units. A participant generally will not recognize taxable income upon an award of restricted stock units, Performance Shares, Performance Units or Deferred Stock Units. A participant will recognize ordinary income in the year in which the shares subject to the award are actually issued or the amount of cash in lieu of such shares is paid to the participant, in an amount equal to the fair market value of the shares on the issuance date and/or the amount of any cash payable on the payment date, subject to applicable tax withholding requirements. Exelon will be entitled to a deduction at the same time, an in an amount equal to, the income recognized by the participant, subject to any limit applicable under Section 162(m) of the Code.

Code Section 409A. To the extent that any award under the 2020 Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Code Section 409A, the terms and administration of such award are intended to comply with the provisions of such section and final regulations issued thereunder.

Code Section 162(m). Under Section 162(m) of the Code, generally NEO compensation over $1 million for any year is not deductible for United States income tax purposes. Historically, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable IRS regulations. With the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act), the performance-based compensation exemption was eliminated under Section 162(m) of the Code, except with respect to certain grandfathered arrangements. The Tax Act also expanded the definition of covered employee to include the CFO and extended the classification for all covered employees in perpetuity even after death through severance and post-death payments. Finally, the application of the $1 million limitation has been expanded to include covered employees at Exelon’s corporate registrants with publicly traded debt in addition to those with publicly traded equity as required prior to the Tax Act. Under the new law, Exelon has eight registrants that now fall within the scope of Section 162(m).

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Ownership of Exelon Stock

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Exelon common stock as of February 14, 2020 by each Director and each NEO in the Summary Compensation Table, and for all Directors and executive officers as a group.

Directors and Named Executive Officers	Beneficial Ownership of Common Stock (Note 1)	Common Stock Underlying Options Exercisable Within 60 Days	Total Shares Beneficially Owned (Note 2)
Anthony Anderson	26,039		26,039
Ann Berzin	88,865		88,865
Laurie Brlas	4,076		4,076
Yves de Balmann	72,428		72,428
Nicholas DeBenedictis	60,478		60,478
Linda Jojo	16,270		16,270
Paul Joskow	52,146		52,146
Robert Lawless	106,743		106,743
Richard Mies	39,845		39,845
John Richardson	1,112		1,112
Mayo Shattuck III	305,604		305,604
Stephen Steinour	96,736		96,736
John Young	4,846		4,846
Christopher M. Crane	662,107	379,000	1,041,107
Joseph Nigro	133,710	26,400	160,110
Kenneth W. Cornew	132,458	70,000	202,458
William A. Von Hoene, Jr.	238,301	155,000	393,301
Anne Pramaggiore	124,627	37,000	161,627
Calvin G. Butler Jr.	122,298	—	122,298
Directors & Executive Officers as a group (26 people) (Note 3)	2,632,504	720,400	3,352,904
(1)	Includes any shares as to which the individual has sole or shared voting or investment power, Directors’ deferred stock units, officers’ RSUs and deferred shares held in the Stock Deferral Plan, and Directors’ and officers’ phantom shares held in a non-qualified deferred compensation plan which will be settled in cash on a 1 for 1 basis upon retirement or termination.
(2)	Total share interest of Directors and executive officers, both individually and as a group, represents less than 1% of the outstanding shares of Exelon common stock.
(3)	Total includes shares held by all Directors and NEOs as well as Exelon executive officers listed in Item 1, “Executive Officers of the Registrants” in Exelon’s 2019 Annual Report on Form 10-K filed on February 11, 2020, who are not NEOs for purposes of compensation disclosure.

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Ownership of Exelon Stock

Other Significant Owners of Exelon Stock

Shown in the table below are those owners who are known to Exelon to hold more than 5% of the outstanding common stock. This information is based on the most recent Schedule 13Gs filed with the SEC by The Vanguard Group on February 12, 2020, BlackRock, Inc. on February 5, 2020 and State Street Corporation on February 13, 2020. Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP jointly filed a Schedule 13G on January 28, 2020.

Name and address of beneficial owner	Shares beneficially owned	Percentage of class
The Vanguard Group(1)	84,289,519	8.69%
100 Vanguard Blvd., Malvern, PA 19355
BlackRock, Inc.(2)	72,400,077	7.40%
55 East 52nd Street, New York, NY 10055
State Street Corporation(3)	60,129,576	6.20%
State Street Financial Center
One Lincoln Street, Boston, MA 02111
Wellington Management Group LLP(4)	49,543,523	5.11%
Wellington Group Holdings LLP
Wellington Investment Advisors Holdings LLP
c/o Wellington Management Company LLP
280 Congress Street, Boston, MA 02210
(1)	The Vanguard Group disclosed in its Schedule 13G/A that it has sole power to vote or direct the vote of 1,426,705 shares, shared voting power over 278,313 shares, sole power to dispose or direct the disposition of 82,656,383 shares, and shared dispositive power over 1,633,136 shares.
(2)	BlackRock, Inc. disclosed in its Schedule 13G/A that it has sole power to vote or to direct the vote of 60,681,493 shares and sole power to dispose or direct the disposition of 72,400,077 shares.
(3)	State Street Corporation disclosed in its Schedule 13G that it has shared voting power over 46,756,197 shares and shared dispositive power over 60,061,276 shares.
(4)	Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP disclosed in its Schedule 13G that it has shared voting power over 46,851,165 shares and shared dispositive power over 49,543,523.

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Additional Information

Shareholder Proposals for 2021 Annual Meeting of Shareholders

Shareholder proposals must be submitted in writing to the Corporate Secretary at the address noted below. Exelon must receive your proposal no earlier than October 19, 2020, or later than November 18, 2020. Exelon will consider only proposals meeting the requirements of the applicable rules of the SEC. Under our bylaws, the proposal must also disclose fully all ownership interests the proponent has in Exelon and contain a representation as to whether the shareholder has any intention of delivering a proxy statement to the other shareholders of Exelon. We strongly encourage any shareholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. Our Corporate Governance Committee reviews all shareholder proposals and makes recommendations to the Board for action on such proposals.

Director Nominations for 2021

A shareholder who wishes to recommend a candidate (including a self-nomination) to be considered by the Corporate Governance Committee for nomination as a Director must submit the recommendation in writing to the Chair of the Corporate Governance Committee c/o the Corporate Secretary at the address noted below. The Corporate Governance Committee will consider all recommended candidates and self-nominees when making its recommendation to the full Board of Directors to nominate a slate of Directors for election.

A shareholder may also use one of two alternative provisions of Exelon’s bylaws to nominate a candidate for election as a Director.

●	Method 1: Notice of the proposed nomination must be received by Exelon no earlier than October 19, 2020, or later than November 18, 2020. The notice must include information required under the bylaws, including: (a) information about the nominating shareholder, (b) information about the candidate that would be required to be included in a proxy statement under the rules of the SEC, (c) a representation as to whether the shareholder intends to deliver a proxy statement to the other shareholders of Exelon, and (d) the signed consent of the candidate to serve as a Director of Exelon, if elected. Under this procedure, any shareholder can nominate any number of candidates for director for election at the annual meeting, but the shareholder’s nominees will not be included in Exelon’s proxy statement or form of proxy for the meeting.
●	Method 2 (Proxy-Access): Subject to the requirements set forth in the bylaws, any shareholder or group of up to 20 shareholders holding both investment and voting rights with respect to at least 3% of Exelon’s outstanding common stock continuously for at least 3 years may nominate up to 20% of the Exelon Directors to be elected (two Directors on Exelon’s current Board of 12 Directors). The nominating shareholder(s) must provide notice of the proposed nomination and other required information must be received by Exelon no earlier than October 19, 2020, or later than November 18, 2020. The notice must include information required under the Bylaws, including: (a) information about the nominating shareholder(s), (b) information about the candidate(s) including information that would be required to be included in a proxy statement under the rules of the SEC, and (c) the signed consent of each candidate to serve as a Director of Exelon, if elected. Under this procedure, the shareholder’s nominees will be included in the Exelon proxy statement and the form of proxy for the meeting.

Exelon will not consider any proposal or nomination that does not comply with the requirements of the SEC and Exelon’s bylaws. Exelon’s bylaws are amended from time to time. Please review the bylaws posted on our website to determine if any changes to the nomination process or requirements have been made.

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Additional Information

Availability of Corporate Documents

The Exelon Corporate Governance Principles, the Exelon Code of Business Conduct, the Exelon Amended and Restated Bylaws, and the charters for the Audit, Corporate Governance, Compensation and Leadership Development and other standing Committees of the Board of Directors are available on the Exelon website at www.exeloncorp.com. Copies are available without charge to any shareholder who requests them by writing to the Corporate Secretary at the address noted below. In addition, our Articles of Incorporation, Political Contributions Guidelines, biographical information concerning each Director, and all of our filings submitted to the SEC are also available on our website. Information contained on our website is not part of this proxy statement.

Address of the Corporate Secretary:	Exelon Corporation Attn: Thomas S. O’Neill, General Counsel & Corporate Secretary 10 South Dearborn Street P.O. Box 805398 Chicago, Illinois 60680-5398

78     Exelon 2020 Proxy Statement

Frequently Asked Questions

The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass and the effect of abstentions and uninstructed shares on each proposal. The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, in person or represented by proxy, is necessary to constitute a quorum.

Item	Board Recommendation	Voting Standard	Abstentions	Broker Non-Votes
Item 1 – Election of 12 Directors	FOR	Majority of votes cast for each Director	No Effect	No Effect
Item 2 – Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Auditor for 2020	FOR	Majority of votes cast	No Effect	Discretionary Voting Permitted(1)
Item 3 – Advisory Vote to approve Executive Compensation (Say-on-Pay)	FOR	Majority of votes cast	No Effect	No Effect
Item 4 – Approve Exelon 2020 Long-Term Incentive Plan	FOR	Majority of votes cast	No Effect	No Effect
(1)	Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters considered “routine,” such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in the absence of instructions on “non-routine” matters, such as the election of directors, say-on-pay, and approval of the equity plan. Broker non-votes will not be counted as shares entitled to vote on any of the foregoing non-routine matters and will have no impact on the vote’s outcome.

Q: Who is entitled to vote?

Holders of Exelon common stock as of 5:00 p.m. New York Time on March 2, 2020 are entitled to receive notice of the annual meeting and to vote their shares. Each share of common stock is entitled to one vote on each matter.

Q: How do I vote?

Your vote is important. We encourage you to vote promptly. Internet and telephone voting are available through 11:59 p.m. Eastern Time on April 27, 2020. You may vote in the following ways:

●	By Internet. If you have internet access, you may vote by internet. You will need the control number included on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form (“VIF”), as applicable. You may vote in a secure manner at www.proxyvote.com 24 hours a day. You will be able to confirm that the system has properly recorded your votes, and you do not need to return your proxy card or VIF.
●	By Telephone. If you are located in the U.S. or Canada, you can vote by calling the toll-free telephone number (1-800-690-6903) and following the recorded instructions. You will need the control number included on your Notice Regarding the Availability of Proxy Materials, proxy card or VIF, as applicable. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card or your VIF.
●	By Mail. If you are a holder of record and received a full paper set of materials, you can vote by marking, dating and signing your proxy card and returning it by mail in the postage-paid envelope provided. If you are a beneficial holder of shares held of record by a bank or broker or other street name, please complete and mail the VIF provided by the holder of record.
●	At the Annual Meeting. If you are a shareholder of record and attend the annual meeting in person, you may use a ballot provided at the meeting to cast your vote. If you are a beneficial owner, you will need to have a legal proxy from your broker, bank or other holder of record in order to vote by ballot at the meeting.

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Frequently Asked Questions

Q: Can I change my vote?

Yes. If you are a holder of record, you may change your vote by submitting a subsequent proxy, by written request received by the Corporate Secretary prior to the annual meeting or by attending the annual meeting and voting your shares. If your shares are held through a broker, bank or other nominee, you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions.

Q: What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

If your shares are registered directly in your name with Exelon’s transfer agent, EQ, you are the “shareholder of record” of those shares. This Notice of Annual Meeting and Proxy Statement and accompanying documents have been provided directly to you by Exelon.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares. This Notice of Annual Meeting and Proxy Statement and the accompanying documents have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the internet.

Q: Can I attend the Annual Meeting? What do I need to gain admission to the Annual Meeting?

Shareholders need to bring photo identification, such as a driver’s license, and proof of stock ownership to gain admission to the annual meeting.

Shareholders of record: The bottom half of your proxy card is your proof of stock ownership.

Beneficial owners: If your shares are held in the name of a bank, broker, or other holder of record (i.e. held in street name) and you plan to attend the meeting, you must present proof of your ownership of Exelon stock as you enter the meeting, such as a bank or brokerage account statement.

If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your ownership of Exelon stock, to Annual Meeting Admission Tickets c/o the Corporate Secretary at the address listed on page 78.

Cameras, audio or video recording equipment, similar electronic devices, weapons, large bags, briefcases or packages will NOT be permitted into the meeting or adjacent areas. Cell phones and similar wireless communication devices will be permitted in the meeting only if turned off. All items brought into the meeting will be subject to search.

Q: Can I access the Notice of Annual Meeting and Proxy Statement and the 2019 Financial Report on the internet?

As permitted by SEC rules, we are making this proxy statement and our annual report available to shareholders electronically via the internet at www.proxyvote.com. On March 18, 2020, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice. In addition, shareholders may request to receive proxy materials in printed form or electronically by email on an ongoing basis. Exelon encourages shareholders to take advantage of the availability of the proxy materials on the internet in order to save Exelon the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve resources.

Shareholders of record: If you vote on the internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic delivery service.

Beneficial owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of this service.

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Frequently Asked Questions

Q: What is householding and how does it affect me?

Shareholders of record who have the same address and last name may receive only one copy of this Notice of Annual Meeting and Proxy Statement and the 2019 Annual Report, unless we are notified that one or more of these shareholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who receive proxy materials in paper form will continue to receive separate proxy cards/voting instruction forms to vote their shares. Shareholders who receive the Notice of Internet Availability of Proxy Materials will receive instructions on submitting their proxy cards/voting instruction form via the internet.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact our distribution agent, Broadridge Financial Solutions, by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or calling 1-866-540-7095. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

If you receive more than one proxy card/voting instruction form, your shares probably are registered in more than one account or you may hold shares both as a registered shareholder and through the Exelon 401(k) Savings Plan. You should vote each proxy card/voting instruction form you receive.

Q: Could other matters be decided at the Annual Meeting?

As of the date this proxy statement went to press, we knew of no matters to be raised at the annual meeting other than those referred to in this proxy statement.

Q: Who will count the votes?

Representatives of Broadridge Financial Communications and Exelon’s Office of Corporate Governance will tabulate the votes and act as inspectors of the election.

Q: Where can I find the voting results?

We will report the voting results in a Form 8-K to be filed with the SEC within four business days following our annual meeting.

Q: Who will pay for the cost of this proxy solicitation?

Exelon will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We have hired Morrow Sodali to distribute and solicit proxies. We will pay Morrow Sodali LLC a fee of $20,000 plus reasonable expenses for these services.

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Exelon Corporation 2020 Long-Term Incentive Plan

(Effective [April 28, 2020])

I.	INTRODUCTION

1.1	Purposes. The purposes of the Exelon Corporation 2020 Long-Term Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and recipients of awards under this Plan by increasing the proprietary interest of such recipients in the growth and success of the Company and its Subsidiaries with which such recipients are employed, (ii) to advance the interests of the Company and its Subsidiaries by attracting and retaining Employees and Non-Employee Directors and (iii) to motivate such persons to act in the long-term best interests of the Company and its Subsidiaries, and the stockholders of the Company.

1.2	Certain Definitions.

“Affiliate” means any Person (including a Subsidiary) that directly or indirectly controls, is controlled by, or is under common control with, the Company. For purposes of this definition the term “control” with respect to any Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise.

“Award Terms” means a written award instrument between the Company and the recipient of an award and/or an award program document that has been communicated to recipients of awards, in each case which sets forth the terms of the award granted under the Plan.

“Beneficial Owner” means such term as defined in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” means (a) with respect to an Employee whose position is at least salary band E09 (or its equivalent), the meaning of such term as defined in the Exelon Corporation Senior Management Severance Plan as in effect from time to time, or any successor plan or arrangement thereto, or (b) with respect to any other Employee, the meaning of such term as defined in the Exelon Corporation Severance Benefit Plan as in effect from time to time, or any successor plan thereto, regardless of whether such Employee is eligible to participate in such plan.

“Change in Control” has the meaning set forth in Section 6.8(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) in the case of awards granted to Employees, the Compensation and Leadership Development Committee of the Board (or any successor committee thereto) and (ii) in the case of awards granted to Non-Employee Directors, the Corporate Governance Committee of the Board (or any successor committee thereto); provided that in either case the Board may appoint another committee consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the principal national stock exchange on which the Common Stock is traded. References in the Plan to the “Committee” shall include any officer of the Company to whom the Committee has delegated its authority pursuant to Section 1.3(d).

“Common Stock” means the common stock, without par value, of the Company.

“Company” means Exelon Corporation, a Pennsylvania corporation, or any successor thereto.

“Company Plan” has the meaning set forth in Section 6.8(b)(i).

“Corporate Transaction” has the meaning set forth in Section 6.8(a).

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“Deferred Stock Unit” means a right to receive as of a designated future date one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which is not subject to a Restriction Period or other vesting conditions.

“Deferred Stock Unit Award” means an award of Deferred Stock Units under this Plan.

“Disability” has the meaning specified in any long term disability plan maintained by the Company in which an Employee is eligible to participate; provided that a Disability shall not be deemed to have occurred until the Company and the Subsidiaries have terminated such Participant’s employment in connection with such disability, and the Participant has commenced the receipt of long-term disability benefits under such plan. If an Employee is not eligible to participate in a long-term disability plan maintained by the Company, then Disability means a termination of such Participant’s employment by the Company and the Subsidiaries due to the inability of such Participant to perform the essential functions such Participant’s position, with or without reasonable accommodation, for a continuous period of at least twelve months, as determined solely by the Committee.

“Dividend Equivalent” means an amount equal to the amount of dividends that would be paid on the number of shares of Common Stock subject to a Stock Award or Deferred Stock Unit Award (but not an Option or SAR) if such shares were issued and outstanding. Dividend Equivalents earned with respect to an award granted pursuant to this Plan shall become earned, vested and payable only if and to the extent the underlying award becomes earned, vested and payable.

“Employee” means any common law employee of the Company or a Subsidiary; provided that the term “Employee” shall not include any person rendering services under an arrangement designating him or her as an independent contractor, leased employee, temporary employee, consultant or a person otherwise designated by the Committee, the Company or a Subsidiary at the time of hire or such later time as not eligible to participate in or receive benefits under the Plan or not on such entity’s payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or a Subsidiary or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Committee in its sole and absolute discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be a Subsidiary, even if he or she continues to be employed by such employer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing market price of a share of Common Stock as reported on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that the Company may in its discretion use the closing market price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Committee determines such method is more practical for administrative purposes, such as for purposes of tax withholding. If the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in accordance with Section 409A of the Code.

“Free-Standing SAR” means an SAR which is not granted in tandem with, or by reference to, an Option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code, or any successor provision.

“Incumbent Board” has the meaning set forth in Section 6.8(b)(ii).

“Non-Employee Director” means any director of the Company who is not an Employee of the Company or any Subsidiary.

“Nonqualified Stock Option” means an Option which is not intended to be an Incentive Stock Option or an Incentive Stock Option that has been disqualified.

“Option” means a right granted to a Participant under the Plan allowing such Participant to purchase shares of Common Stock at such price(s) and during such period(s) as the Committee shall determine, which may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee or a Non-Employee Director who is selected by the Committee or its delegate from time to time in its sole discretion to receive an award under the Plan.

“Performance Measures” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the Participant’s interest,

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in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Unit Award, to the Participant’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following measures, each of which may be based on absolute standards or peer industry group comparatives and may be applied at various organizational levels (e.g., corporate, business unit, division): (1) cumulative shareholder value added (SVA), (2) customer satisfaction, (3) revenue, (4) primary or fully-diluted earnings per share of Common Stock, (5) net income, (6) total shareholder return, (7) earnings before interest and taxes (EBIT), (8) cash flow, including operating cash flows, free cash flow, discounted cash flow return on investment and cash flow in excess of cost of capital, or any combination thereof, (9) economic value added, (10) return on equity, (11) return on capital, (12) return on assets, (13) net operating profits after taxes, (14) stock price increase, (15) return on sales, (16) debt to equity ratio, (17) payout ratio, (18) asset turnover, (19) ratio of share price to book value of shares, (20) price/earnings ratio, (21) employee satisfaction, (22) diversity, (23) market share, (24) operating income, (25) pre-tax income, (26) safety, (27) diversification of business opportunities, (28) expense ratios, (29) total expenditures, (30) completion of key projects, (31) dividend payout as percentage of net income, (32) earnings before interest, taxes, depreciation and amortization (EBITDA), or (33) any individual performance objective related to the Company, any Subsidiary or the Company’s or Subsidiary’s business. Such individual performance measures related to the Company, a Subsidiary or the Company’s or Subsidiary’s business may include, without limitation: (A) production-related factors such as generating capacity factor, performance against the INPO index, generating equivalent availability, heat rates and production cost, (B) transmission and distribution-related factors such as customer satisfaction, reliability (based on outage frequency and duration), and cost, (C) customer service-related factors such as customer satisfaction, service levels and responsiveness and bad debt collections or losses, and (D) relative performance against other similar companies in targeted areas. The measures may be weighted differently for Participants based on their management level and the extent to which their responsibilities are primarily corporate or business unit-related, and may be based in whole or in part on the performance of the Company, a Subsidiary, division and/or other operational unit under one or more of such measures. The Committee, in its sole discretion, may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

“Performance Period” means any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Performance Share Award” means an award of Performance Shares under this Plan.

“Performance Share” means a means a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period and the expiration of any applicable Restriction Period, one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash.

“Performance Unit” means a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period and the expiration of any applicable Restriction Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

“Performance Unit Award” means an award of Performance Units under this Plan.

“Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

“Plan” has the meaning set forth in Section 1.1.

“Prior Plan” means the Exelon Corporation 2011 Long-Term Incentive Plan, as amended.

“Restricted Stock” means shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” means an award of Restricted Stock under this Plan.

“Restricted Stock Unit” means a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” means an award of Restricted Stock Units under this Plan.

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“Restriction Period” means any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Award Terms relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“Restrictive Covenant” has the meaning set forth in Section 2.4(f).

“Retirement” means the retirement of an Employee from employment with the Company and the Subsidiaries on or after attaining at least age 55 and completing at least ten years of service with the Company and the Subsidiaries.

“SAR” means a stock appreciation right, which may be a Free-Standing SAR or a Tandem SAR.

“SEC Person” means any person (as such term is used in Rule 13d-5 under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than (i) the Company or an Affiliate, or (ii) any employee benefit plan (or any related trust) of the Company or any of its Affiliates.

“Stock Award” means a Restricted Stock Award, a Restricted Stock Unit Award, or a Performance Share Award.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tandem SAR” means an SAR which is granted in tandem with, or by reference to, an Option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such Option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such Option, or portion thereof, which is surrendered.

“Tax Date” has the meaning set forth in Section 6.5.

“Voting Securities” means with respect to a corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

“10% Holder” has the meaning set forth in Section 2.2(a).

“20% Owner” has the meaning set forth in Section 6.8(b)(i).

1.3	Administration.

	(a)	Awards to Employees. Awards granted to Employees under this Plan shall be administered by the Committee. Any one or a combination of the following awards may be granted under this Plan to eligible Employee Participants: (i) Options, (ii) SARs, (iii) Stock Awards, (iv) Performance Units and (v) Deferred Stock Units. Such Committee shall, subject to the terms of this Plan, determine eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the number of Deferred Stock Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Award Terms evidencing the award.

	(b)	Awards to Non-Employee Directors. Awards granted to Non-Employee Directors under this Plan shall be administered by the Committee. Any one or a combination of the following awards may be granted under this Plan to Non-Employee Directors: (i) Options in the form of Nonqualified Stock Options, (ii) SARs, (iii) Stock Awards, (iv) Performance Units and (v) Deferred Stock Units. Such Committee shall, subject to the terms of this Plan, determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the number of Deferred Stock Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Award Terms evidencing the award.

	(c)	Acceleration or Modification of Awards. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award or Performance Units shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level not exceeding the maximum allowable under its terms. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

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	(d)	Delegation Authority. The Committee may delegate some or all of its power and authority hereunder to the Board or, with respect to awards granted to Employees and subject to applicable law, to the Chief Executive Officer or other officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Chief Executive Officer or other officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act, or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person and (ii) the awards granted by the Chief Executive Officer or other officer pursuant to such delegation shall not exceed the limits set forth in Section 1.6(a) and 1.6(b).

	(e)	No Liability. No member of the Board or Committee, and neither the Chief Executive Officer nor any other officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Articles of Incorporation and/or Bylaws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

	(f)	Quorum. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4	Eligibility. Participants in this Plan shall consist of such Employees, Non-Employee Directors and persons expected to become Employees or Non-Employee Directors as the Committee in its sole discretion may select from time to time and subject to any such additional conditions as the Company may require from time to time (including, but not limited to, with respect to Employees, execution of Restrictive Covenants). The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

1.5	Shares Available.

	(a)	Subject to adjustment as provided in Section 6.7, the aggregate number of shares of Common Stock available for all awards granted under the Plan shall be the sum of (i) twenty one million nine hundred thousand (21,900,000), plus (ii) the number of shares of Common Stock which as of the effective date of this Plan remain available for future awards pursuant to Section 1.5 of the Prior Plan, reduced by (iii) the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options, outstanding Free-Standing SARs and outstanding Stock Awards and Deferred Stock Units granted under the Plan and shares of Common Stock delivered upon the settlement of Performance Units granted under the Plan.

	(b)	To the extent that shares of Common Stock subject to an outstanding award granted under the Plan or any predecessor plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. In addition, shares of Common Stock that are tendered or withheld to satisfy any tax withholding obligations with respect to an award granted under this Plan, other than an option or a stock appreciation right, shall increase the number of shares available for future grants under this Plan. For the avoidance of doubt, the following shares of Common Stock shall not become available again for future grants under this Plan: (i) any shares that are withheld by the Company or tendered by a Participant (by actual delivery or attestation) on or after the effective date of this Plan to pay the exercise price of an Option or to satisfy tax withholding obligations with respect to an Option or SAR; and (ii) any shares that were subject to a stock-settled SAR that were not issued upon its exercise; and (iii) any shares that were purchased by the Company on the open market with the proceeds from the exercise of an Option on or after the effective date of this Plan. Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

1.6	Award Limits.

	(a)	Subject to adjustment as provided in Section 6.7, the number of shares of Common Stock subject to Options and SARs granted in any single year by the Chief Executive Officer or other officer of the Company, pursuant to a delegation by the Committee in accordance with Section 1.3(d) of this Plan, shall not exceed 1,200,000 in the aggregate or 40,000 with respect to any individual Employee.

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	(b)	Subject to adjustment as provided in Section 6.7, the number of shares of Common Stock subject to Stock Awards, Performance Units and Deferred Stock Unit Awards granted in any single year by the Chief Executive Officer or other officer of the Company, pursuant to a delegation by the Committee in accordance with Section 1.3(d) of this Plan, shall not exceed 600,000 in the aggregate or 20,000 with respect to any individual Employee.

	(c)	The aggregate value of cash compensation and the grant date fair value of equity-based compensation awards that may be granted in any single year to any Non-Employee Director, as determined under applicable accounting standards used by the Company, shall not exceed $600,000, or $900,000 for any Non-Employee Director serving as independent chair of the Board.

1.7	Minimum Vesting Requirements. All awards granted under the Plan shall be granted subject to a minimum Restriction Period of at least twelve (12) months, such that no such awards shall vest or otherwise become exercisable in whole or in part prior to the first anniversary of the applicable grant date; provided, however, the Committee may grant any such awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the shares of Common Stock initially reserved for issuance under the Plan. This Section 1.7 shall not restrict the right of the Committee to accelerate or continue the vesting or exercisability of an award upon or after a Change in Control or termination of employment or service or otherwise pursuant to Section 1.3(c) of the Plan.

1.8	Clawback. All awards granted under the Plan shall be subject to the Company’s policies on the clawback or recoupment of gains realized from any awards as may be in effect from time to time.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1	Stock Options. The Committee may grant Options to purchase shares of Common Stock to any Participant; provided, however, that Incentive Stock Options may only be granted to Employees. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. Each Option shall be granted within 10 years after the date on which this Plan is approved by the Board. To the extent that the aggregate grant date Fair Market Value of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Nonqualified Stock Options.

2.2	Terms. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

	(a)	Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Committee; provided, however, that the purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “10% Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

	(b)	Option Period and Exercisability. Subject to Section 1.7, the period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a 10% Holder, such Option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an Option is to be granted with applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such Option or to the exercisability of all or a portion of such Option. The Committee shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

	(c)	Method of Exercise. An Option may be exercised (i) by giving notice to the Company or its representative, or by using other methods of notice as the Committee shall adopt, specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as

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may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Award Terms relating to the Option, (ii) if applicable, by surrendering to the Company or its representative any Tandem SARs which are cancelled by reason of the exercise of the Option and (iii) by executing such documents as the Company or its representative may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid.

2.3	Stock Appreciation Rights. The Committee may grant SARs to any Participant. The Award Terms relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR. SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

	(a)	Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related Option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

	(b)	Exercise Period and Exercisability. The Award Terms relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be exercised later than 10 years after its date of grant; and provided, further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related Option. The Committee may, in its discretion, establish Performance Measures which shall be met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, the shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(e). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

	(c)	Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company or its representative, or by using other methods of notice as the Committee shall adopt, specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any Options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company or its representative specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.4	Termination of Employment Following Grant to Employee.

	(a)	Retirement or Disability. Unless otherwise specified in the Award Terms relating to an award granted to an Employee, if the holder of an Option or SAR ceases to be an Employee by reason of such holder’s Retirement or Disability, each Option and SAR held by such holder shall be fully exercisable, and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is five years after the effective date of such holder’s termination of employment by reason of Retirement or Disability and (ii) the expiration date of the term of such Option or SAR.

	(b)	Death. Unless otherwise specified in the Award Terms relating to an Option or SAR, as the case may be, if the holder of an Option or SAR ceases to be an Employee by reason of such holder’s death, each Option and SAR held by such holder shall be fully exercisable, and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is three years after the date of death and (ii) the expiration date of the term of such Option or SAR.

	(c)	Termination for Cause. Unless otherwise specified in the Award Terms relating to an Option or SAR, as the case may be, if the holder of an Option or SAR ceases to be an Employee due to a termination of employment by the Company for Cause, each Option and SAR held by such holder shall be cancelled and cease to be exercisable as of the effective date of such termination of employment.

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(d) Other Termination. Subject to Section 2.4(e) below and unless otherwise specified in the Award Terms relating to an Option or SAR, as the case may be, if the holder of an Option or SAR ceases to be an Employee for any reason other than as described in Section 2.4(a), Section 2.4(b) or Section 2.4(c), then each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR is exercisable on the effective date of such holder’s termination of employment, and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is 90 days after the effective date of such holder’s termination of employment and (ii) the expiration date of the term of such Option or SAR.

(e) Death Following Termination of Employment. Unless otherwise specified in the Award Terms relating to an Option or SAR, as the case may be, if the holder of an Option or SAR dies during the applicable post-termination exercise period described in Section 2.4(d), each Option and SAR held by such holder shall be exercisable only to the extent that such Option or SAR, as the case may be, is exercisable on the date of such holder’s death and may thereafter be exercised by the holder’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such Option or SAR.

(f) Breach of Restrictive Covenant. Notwithstanding Sections 2.4(a) through (e), if the holder of an Option or SAR breaches his or her obligations to the Company or any Subsidiary under a noncompetition, non-solicitation, confidentiality, intellectual property or other restrictive covenant (a “Restrictive Covenant”), each Option and SAR held by such holder shall be cancelled and cease to be exercisable as of the date on which the holder first breached such Restrictive Covenant, and the Company thereafter may require the repayment of any amounts received by such holder in connection with an exercise of such Option or SAR in accordance with Section 1.8.

2.5	Auto-Exercise of Expiring Options. Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Terms, in the event that an Option or an SAR is not exercised by the last day on which it is exercisable, and the purchase price or base price per share is below the Fair Market Value of a share of Common Stock on such date by at least a minimum amount as may be determined by the Committee or its delegate, the Option or SAR shall be deemed exercised on such date, and a number of shares of Common Stock having a Fair Market Value equal to the excess of (i) the Fair Market Value of the aggregate number of shares of Common Stock subject to such Option or SAR, to the extent vested on such date, minus (ii) the exercise price or base price and any required tax withholding and any applicable costs, shall be issued to the holder of such award.

2.6	No Repricing. Unless approved by the Company’s stockholders, the Committee shall not (i) reduce the purchase price or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase price or base price or (iii) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase price of such Option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 6.7.

2.7	No Dividend Equivalents. Notwithstanding anything in an Award Terms to the contrary, the holder of an Option or SAR shall not be entitled to receive Dividend Equivalents with respect to the number of shares of Common Stock subject to such Option or SAR.

III.	STOCK AWARDS

3.1	Stock Awards. The Committee may grant Stock Awards to any Participant. The Award Terms relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, Restricted Stock Unit Award, or Performance Share Award. The Committee may determine that a Restricted Stock Award or Restricted Stock Unit Award is to be granted subject to performance conditions and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant or vesting of all or a portion of such award.

3.2	Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The Committee shall determine the number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period and Performance Measures (if any) applicable to such award.

(b) Vesting. Subject to Section 1.7, the Award Terms relating to a Restricted Stock Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains an Employee or Non-Employee Director (as applicable) throughout the specified Restriction Period and (ii) if applicable, if specified Performance Measures are satisfied or met during a specified Performance Period.

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(c)

Forfeiture. The Award Terms relating to a Restricted Stock Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the forfeiture of the shares of Common Stock subject to such award (i) if the holder of such award does not remain an Employee or Non-Employee Director (as applicable) throughout the specified Restriction Period or (ii) if applicable, if specified Performance Measures are not satisfied or met during a specified Performance Period.

(d)

Stock Issuance. During the Restriction Period, the shares underlying the Restricted Stock Award shall be held by a custodian in book entry form with the restrictions (including the terms and conditions of this Plan, and the Award Terms relating to the Restricted Stock Award) on such shares duly noted. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form.

(e)

Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Award Terms relating to a Restricted Stock Award, and subject to the terms and conditions set forth in this Section 3.2, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any such distribution or dividend shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution or dividend was made.

3.3

Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms. The Committee shall determine the number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to such award.

(b)

Vesting. Subject to Section 1.7, the Award Terms relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains an Employee or Non-Employee Director throughout the specified Restriction Period and (ii) if applicable, if specified Performance Measures are satisfied or met during a specified Performance Period.

(c)

Forfeiture. The Award Terms relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain an Employee or Non-Employee Director (as applicable) throughout the specified Restriction Period or (y) if applicable, if specified Performance Measures are not satisfied or met during a specified Performance Period.

(d)

Settlement of Vested Restricted Stock Unit Awards. The Award Terms relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock, including Restricted Stock, or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive Dividend Equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred Dividend Equivalents, with respect to the number of shares of Common Stock subject to such award. Any Dividend Equivalents credited with respect to Restricted Stock Units shall be subject to the same restrictions that apply to such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

(e)

Breach of Restrictive Covenant. Notwithstanding the foregoing provisions of this Section 3.3, if the holder of a Restricted Stock Unit Award breaches his or her obligations to the Company or any Subsidiary under a Restrictive Covenant, each Restricted Stock Unit held by such holder shall be cancelled as of the date on which the holder first breached such Restrictive Covenant, and the Company thereafter may require the repayment of any amounts received by such holder in connection with such award in accordance with Section 1.8.

3.4

Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms. The Committee shall determine the number of shares of Common Stock subject to a Performance Share Award and the Restriction Period, the Performance Period and the Performance Measures applicable to such award.

(b)

Vesting. Subject to Section 1.7, the Award Terms relating to a Performance Share Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the vesting of such Performance Share Award (i) if the holder of such award remains an Employee or Non-Employee Director throughout the specified Restriction Period and (ii) if specified Performance Measures are satisfied or met during the specified Performance Period.

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(c)

Forfeiture. The Award Terms relating to a Performance Share Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain an Employee or Non-Employee Director (as applicable) throughout the specified Restriction Period or (y) if specified Performance Measures are not satisfied or met during the specified Performance Period.

(d)

Settlement of Vested Performance Share Awards. The Award Terms relating to a Performance Share Award shall specify (i) whether such award may be settled in shares of Common Stock, including Restricted Stock, or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive Dividend Equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred Dividend Equivalents, with respect to the number of shares of Common Stock subject to such award. Any Dividend Equivalents credited with respect to Performance Share Award shall be subject to the same restrictions that apply to the shares of Common Stock subject to such Performance Share Award. Prior to the settlement of a Performance Share Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.5

Termination of Employment or Service as a Non-Employee Director. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a Participant’s termination of employment as an Employee or service as a Non-Employee Director, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable Award Terms.

IV.	PERFORMANCE UNIT AWARDS

4.1	Performance Unit Awards. The Committee may grant Performance Unit Awards to any Participant.

4.2

Terms of Performance Unit Awards. Performance Unit Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Performance Units and Performance Measures. The number of Performance Units subject to a Performance Unit Award and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.

(b)

Vesting and Forfeiture. Subject to Section 1.7, the Award Terms relating to a Performance Unit Award shall provide, in the manner determined by the Committee and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)

Settlement of Vested Performance Unit Awards. The Award Terms relating to a Performance Unit Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Unit Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(e). Any Dividend Equivalents credited with respect to Performance Units shall be subject to the same restrictions that apply to such Performance Units. Prior to the settlement of a Performance Unit Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

(d)

Breach of Restrictive Covenant. Notwithstanding the foregoing provisions of this Section 4.2, if the holder of a Performance Unit Award breaches his or her obligations to the Company or any Subsidiary under a Restrictive Covenant, each Performance Unit Award held by such holder shall be cancelled as of the date on which the holder first breached such Restrictive Covenant, and the Company thereafter may require the repayment of any amounts received by such holder in connection with such award in accordance with Section 1.8.

4.3

Termination of Employment or Service as a Non-Employee Director. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award upon a termination of employment as an Employee or service as a Non-Employee Director of the holder of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable Award Terms.

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V.	DEFERRED STOCK UNITS

5.1	Deferred Stock Unit Awards. The Committee may grant Deferred Stock Unit Awards to any Participant.

5.2

Terms of Deferred Stock Unit Awards. Subject to the minimum vesting restrictions in Section 1.7, Deferred Stock Unit Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms. The Committee shall determine the number of shares of Common Stock subject to a Deferred Stock Unit Award and the time or times at which the shares of Common Stock subject to such Deferred Stock Units shall be issued or delivered, or whether cash in lieu of such shares shall be paid, to the holder of such Deferred Stock Units.

(b)

Settlement of Deferred Stock Unit Awards. The Award Terms relating to a Deferred Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive Dividend Equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred Dividend Equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Deferred Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

VI.	GENERAL

6.1	Effective Date and Term of Plan.

(a)

This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2020 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective as of the date of such stockholder approval. This Plan shall terminate ten (10) years after its effective date, unless terminated earlier by the Committee. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

(b)

Awards hereunder may be granted at any time prior to the termination of this Plan, provided that, subject to Section 2.1, no award may be granted later than ten (10) years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

6.2

Amendments. The Committee may amend this Plan, as advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

6.3

Award Terms. Each award under this Plan shall be evidenced by Award Terms setting forth the terms and conditions applicable to such award. No award shall be valid until such terms are approved by the Committee and communicated to (and accepted by, where applicable) the recipient of such award at such time and in such manner as shall be prescribed by the Company.

6.4

Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award Terms relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder. Except to the extent permitted by the foregoing sentence or the Award Terms relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

6.5

Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, or upon the vesting of any award that is considered deferred compensation, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. The applicable Award Terms may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) authorizing the Company to withhold whole shares of Common Stock which would

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otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (C) in the case of the exercise of an Option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Award Terms relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum individual statutory tax rate in the Employee’s applicable jurisdiction; provided that the Company shall be permitted to limit the number of shares so withheld to a lesser number if necessary, in the judgment of the Committee, to avoid adverse accounting consequences or for administrative convenience. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder or paid in fractional form, as determined by the Committee.

6.6

Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.

6.7

Adjustment for Equity Restructuring or Change in Capitalization. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and SAR (including the number and class of securities subject to each outstanding Option or SAR and the purchase price or base price per share and any applicable Performance Measures), the terms of each outstanding Stock Award (including the number and class of securities subject thereto and any applicable Performance Measures), the terms of each outstanding Performance Unit Award (including the Performance Measures and the number and class of securities subject thereto, if applicable) and the terms of each outstanding Deferred Stock Award (including the number and class of securities subject thereto), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

6.8	Corporate Transactions; Change in Control.

(a)

If the Company shall be a party to a reorganization, merger, or consolidation or sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) (a “Corporate Transaction”), the Board (as constituted prior to any Change in Control resulting from such Corporate Transaction) may, in its discretion:

(i)

require that (A) some or all outstanding Options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding Performance Share Awards, Performance Unit Awards or other performance-based awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level not exceeding the maximum levels allowable under their respective terms;

(ii)

require that shares of capital stock of the corporation resulting from such Corporate Transaction, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 6.7; and/or

(iii)

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an Option or an SAR, the number of shares of Common Stock then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.8(a)(i), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Corporate Transaction, over the purchase price or base price per

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share of Common Stock subject to such Option or SAR, (2) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award have lapsed or will lapse pursuant to Section 6.8(a)(i) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to 6.8(a)(i), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Corporate Transaction, (3) in the case of a Performance Unit Award, the value of the Performance Units then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to Section 6.8(a)(i) and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 6.8(a)(i) and (4) in the case of a Deferred Stock Unit Award, the number of shares of Common Stock then subject to the portion of such award surrendered multiplied by the Fair Market Value of a share of Common Stock as of the date of the Corporate Transaction; (B) shares of capital stock of the corporation resulting from such Corporate Transaction, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above; provided that in the case of an award that is considered deferred compensation, within the meaning of Section 409A of the Code, no delivery of shares or payment of cash shall be accelerated pursuant to this Section 6.8(a) to the extent such acceleration would result in additional taxes under Section 409A of the Code.

(a)	For purposes of the Plan, “Change in Control” means, except as otherwise provided below, the first to occur of any of the following events:

(i)

any SEC Person becomes the Beneficial Owner of 20% or more of the then outstanding common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all the then outstanding Voting Securities of the Company (such an SEC Person, a “20% Owner”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (2) any acquisition by the Company, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a “Company Plan”), or (4) any acquisition by any corporation pursuant to a transaction which complies with paragraphs (A), (B) and (C) of subsection (iii) of this definition; provided further, that for purposes of clause (2), if any 20% Owner of the Company other than the Company or any Company Plan becomes a 20% Owner by reason of an acquisition by the Company, and such 20% Owner of the Company shall, after such acquisition by the Company, become the Beneficial Owner of any additional outstanding common shares of the Company or any additional outstanding Voting Securities of the Company (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

(ii)

During any 24-month period beginning on the effective date of the Plan, individuals who as of the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

	(iii)	consummation of a Corporate Transaction by the Company; excluding, however, a Corporate Transaction pursuant to which:

(A)

all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of Company and outstanding Voting Securities of the Company immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock of Company and outstanding Voting Securities of the Company, as the case may be;

94     Exelon 2020 Proxy Statement

Appendix A

(B)	no SEC Person (other than the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such corporate Transaction, directly or indirectly, 20% or more of the outstanding common stock of the Company or the outstanding Voting Securities of the Company, as the case may be) becomes a 20% Owner, directly or indirectly, of the then-outstanding common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation; and

(C)	individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv)	Approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company, other than a plan of liquidation or dissolution which results in the acquisition of all or substantially all of the assets of the Company by an Affiliated company.

Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to an award if, in advance of such event, the holder of such award agrees in writing that such event shall not constitute a Change in Control.

6.9	Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as shall be set forth in a deferral plan or program established by the Committee in its sole discretion in accordance with Section 409A of the Code.

6.10	No Right of Participation or Employment. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment or service with the Company, any Subsidiary or any Affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any Affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

6.11	Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

6.12	Designation of Beneficiary. A holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding Option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

6.13	Governing Law. This Plan, each award hereunder and the related Award Terms, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the Commonwealth of Pennsylvania and construed in accordance therewith without giving effect to principles of conflicts of laws, and, to the extent applicable, section 409A of the Code.

6.14	Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals or otherwise subject to the laws of a non-U.S. jurisdiction on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

www.exeloncorp.com     95

Appendix B

Definitions of Non-GAAP Measures

Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP) and supplements its reporting with certain non-GAAP financial measures, including adjusted (non-GAAP) operating earnings per share, earned ROE, and FFO/Debt to enhance investors’ understanding of Exelon’s performance. Our method of calculating adjusted (non-GAAP) operating earnings and operating ROE may not be comparable to other companies’ presentations.

Adjusted (non-GAAP) operating earnings per share exclude certain costs, expenses, gains and losses and other specified items, including mark-to-market adjustments from economic hedging activities, unrealized gains and losses from nuclear decommissioning trust fund investments, certain costs associated with plant retirements and divestitures, costs related to cost management programs, and other items as set forth in the table below reconciling adjusted (non-GAAP) operating earnings from GAAP earnings, which is the most directly comparable GAAP measure. Management uses adjusted (non-GAAP) operating earnings as one of the primary indicators to evaluate performance, allocate resources, set incentive compensation targets and plan and forecast future periods. We believe the measure enhances an investor’s overall understanding of period over period financial results and provides an indication of Exelon’s baseline operating performance by excluding items that are considered by management to not be directly related to the ongoing operations of the business.

The table below reconciles reported GAAP Earnings per share to adjusted (non-GAAP) operating earnings per share for 2019 (amounts may not add due to rounding).

2019 GAAP Earnings (Loss) Per Share	$3.01
Adjustments:
Mark-to-market impact of economic hedging activities	0.20
Unrealized gains related to nuclear decommissioning trust (NDT) fund investments	(0.31)
Asset impairments	0.13
Plant retirements and divestitures	0.12
Cost management programs	0.05
Litigation settlement gain	(0.02)
Asset Retirement Obligation	(0.09)
Change in environmental liabilities	0.02
Income tax-related adjustments	0.01
Noncontrolling interests	0.09
2019 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share	$3.22

Earned ROE is calculated using adjusted (non-GAAP) operating earnings, reflecting all lines of business for the utility businesses (electric distribution, gas distribution, transmission), divided by average shareholder’s equity over the year. Management uses operating ROE as a measurement of the actual performance of the company’s utility business.

FFO/Debt is a coverage ratio that compares funds from operations to total debt and is a key ratio analyzed by the credit rating agencies in determining Exelon’s credit rating. An investment grade rating is critical as it increases the ability to participate in commercial business opportunities, lowers collateral requirements, creates reliable and cost-efficient access to capital markets and increases business and financial flexibility. The ratio is calculated following S&P’s current methodology. The most directly comparable GAAP measure to FFO is GAAP Cash Flow from Operations and the most directly comparable GAAP measure to Debt is Long-Term Debt plus Short-Term Borrowings. Management uses FFO/Debt to evaluate financial risk by measuring the company’s ability to service debt using cash from operations. We believe the measure enhances an investor’s overall understanding of the creditworthiness of Exelon’s operating companies.

Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures.

96     Exelon 2020 Proxy Statement

Appendix C

Categorical Standards of Independence

The Board has determined that the following categories of relationships do not affect an Exelon director’s independence unless any such relationship affects a director’s independence by reason of the independence standards set forth in the listing rules of the Nasdaq stock market. The categorical standards are intended to assist the Board with independence determinations in connection with relationships not specifically covered by the independence standards set forth in the listing rules of the Nasdaq stock market. The Board may determine that other relationships do not affect independence.

Immaterial position and ownership interest: The relationship arises solely from (1) such director’s (or a family member’s) position as a director, trustee, advisory board member, or similar position with another company or organization; (2) such director’s (or a family member’s) direct or indirect ownership of a 10% or less equity interest in another company or organization; or (3) a combination of the relationships described in clauses (1) and (2).

Immaterial business relationships: A director’s (or a family member’s) relationship with another company that participates in a transaction with the Company or its consolidated subsidiaries where: the rates or charges involved are determined by competitive bid or are competitive with current prices generally available to the public for similar goods and services; the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services, or commercial banking services provided on arm’s length terms and in the ordinary course of business; the provider of goods or services in a transaction is determined by the purchaser to be the only practical source to obtain the goods or services; or the interest arises solely from direct or indirect ownership of debt or equity securities of the Company or its subsidiaries where all holders of the same class of securities have the same rights and receive the same benefits on a pro rata basis.

Immaterial transactions: A director’s (or family member’s) relationship with another company that has made payments to, or received payments from, the Company for property or services in an amount which, in the last fiscal year, does not exceed the greater of $200,000 or 5% of such other company’s consolidated gross revenues for such year.

Immaterial indebtedness: A director’s relationship as an executive officer, or where any member of his or her family is an executive officer, of any other company which is indebted to the Company, or to which the Company is indebted, in each case excluding normal trade debt, and the total principal amount of such indebtedness is less than the greater of $200,000 or 5% of the total consolidated assets of such other company.

Immaterial investment: A director’s (or family member’s) relationship with another company (1) in which Exelon or any of its consolidated subsidiaries (including any benefit plan or arrangement sponsored by Exelon or its consolidated subsidiaries), or any nuclear decommissioning trust or other segregated investment fund maintained by Exelon or its subsidiaries makes investments or places funds for investment management or (2) which underwrites or invests in securities issued by Exelon or any of its consolidated subsidiaries, all in the ordinary course of such other company’s business on terms and under circumstances similar to those available to or from entities unaffiliated with such director.

Immaterial non-profit relationships: A director’s relationship as a current employee or where any family member serves as executive officer of a charitable or educational organization which receives contributions from the Company or any of its consolidated subsidiaries in its most recent fiscal year of less than the greater of $200,000 or 5% of that organization’s consolidated gross revenues in that year. In any other circumstances, a director’s relationship with a charitable or educational organization to which the Company or any of its consolidated subsidiaries makes contributions where the aggregate contributions made by the Company or any of its consolidated subsidiaries to that organization in its most recent fiscal year were less than the greater of $1 million or 5% of that organization’s consolidated gross receipts for that year.

www.exeloncorp.com     97

Appendix D

Acronyms Used

ACE	Atlantic City Electric Company, an Exelon company
AIP	Annual Incentive Plan
BGE	Baltimore Gas and Electric Company, an Exelon company
CAIDI	Customer Average Interruption Duration Index
CBPP	Cash Balance Pension Plan
ComEd	Commonwealth Edison Company, an Exelon company
D&I	Diversity and Inclusion
DJSI	Dow Jones Sustainability Index
DPL	Delmarva Power & Light Company, an Exelon company
EPS	Earnings per share
ERG	Employee Resource Group
ESG	Environmental, Social and Governance
FERC	Federal Energy Regulatory Commission
FFO	Funds from operations
GAAP	Generally accepted accounting principles
GHG	Greenhouse Gases
GRI	Global Reporting Initiative
ISO	Incentive Stock Option
LTIP	Long-Term Incentive Plan
NEO	Named Executive Officer
PCAOB	Public Company Accounting Oversight Board
PECO	PECO Energy Company, an Exelon company
Pepco	Potomac Electric Power Company, an Exelon company
PHI	Pepco Holdings LLC, an Exelon company and the holding company for ACE, DPL, Pepco
PwC	PricewaterhouseCoopers LLP
ROE	Return on equity
RSA	Restricted Stock Award
RSU	Restricted Stock Unit
SAIFI	System Average Interruption Frequency Index
SAR	Stock Appreciation Right
SAS	Service Annuity System
SEC	Securities and Exchange Commission
SMRP	Supplemental Management Retirement Plan
STEM	Science, Technology, Engineering, and Mathematics
TCFD	Task Force on Climate-Related Financial Disclosures
TDC	Total Direct Compensation
TSR	Total Shareholder Return
UTY	PHLX Utility Sector Index
ZEC	Zero Emission Credits

98     Exelon 2020 Proxy Statement

2019 Sustainability Awards & Partnerships

Exelon was named to the Dow Jones Sustainability North America Index for the 14th consecutive year	Received Wildlife Habitat Council’s Employee Engagement Award for engagement on habitat and conservation education issues	Energy Star Partner of the Year award from U.S. EPA for leadership in customer energy-efficiency programs

Ranked No. 27 (of 922 companies) by JUST Capital	Partnered with World Resources Institute (WRI) to conduct water risk assessments	Member of Center for Climate and Energy Solutions since 2005

2019 Human Capital Management Awards & Partnerships

Exelon joined CEO Action for Diversity & Inclusion™, the largest CEO-driven business commitment to advance diversity and inclusion within the workplace	Member of the Billion Dollar Roundtable for achieving $1B or more in annual spending with minority or women-owned businesses (2017 – 2019)	As a Champion for HeForShe campaign, Exelon has pledged $3 million to STEM education for young women and pledged to reach retention parity by 2020

DiversityInc Ranked Exelon No. 24 on list of Top 50 Companies for Diversity	Forbes America’s Best Employers for Diversity (2018-2020)	The Military Times – Best for Vets (2013-2019)

Thank you for being a shareholder!

EXELON CORPORATION
10 SOUTH DEARBORN STREET
P.O. BOX 805398
CHICAGO, IL 60680-5398
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 27, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2020. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E91994-P34744-Z76469	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
EXELON CORPORATION
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Anthony Anderson	☐	☐	☐
	1b.	Ann Berzin	☐	☐	☐
	1c.	Laurie Brlas	☐	☐	☐
	1d.	Christopher Crane	☐	☐	☐
	1e.	Yves de Balmann	☐	☐	☐
	1f.	Nicholas DeBenedictis	☐	☐	☐
	1g.	Linda Jojo	☐	☐	☐
	1h.	Paul Joskow	☐	☐	☐
	1i.	Robert Lawless	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

			For	Against	Abstain

	1j.	John Richardson	☐	☐	☐
	1k.	Mayo Shattuck III	☐	☐	☐
	1l.	John Young	☐	☐	☐
The Board of Directors recommends you vote FOR proposals 2, 3, and 4.
2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Auditor for 2020.		☐	☐	☐
3.	Advisory approval of executive compensation.		☐	☐	☐
4.	Approval of the Exelon 2020 Long-Term Incentive Plan.		☐	☐	☐
NOTE: Authority is also given to vote on all other matters that may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

To attend the annual meeting please detach and bring this ticket along with a valid photo ID and present them at the Shareholder Registration Table upon arrival. This ticket is not transferable.

No cameras, audio or video recording equipment, similar electronic devices, weapons, large bags, backpacks, briefcases or packages will be permitted in the meeting room or adjacent areas. Cell phones and similar wireless communication devices will be permitted in the meeting only if turned off. All items brought into the meeting will be subject to search.

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

Exelon's Notice and Proxy Statement and Annual Report are available online at www.proxyvote.com. The electronic documents have been prepared to offer easy viewing and are completely searchable. The website will allow you to view the materials as you vote the shares. We believe that you will find this method of viewing Exelon's information and voting the shares more convenient.

We encourage you to vote the shares at www.proxyvote.com and then register for the electronic delivery of Exelon's proxy materials for 2021 and beyond.

We are actively monitoring the coronavirus (COVID-19) and are sensitive to the public health and travel concerns our employees and shareholders may have and the protocols that federal, state, and local governments may impose. As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the SEC as proxy material.

IF YOU WISH TO ATTEND THE ANNUAL MEETING, DETACH AND BRING THIS ADMISSION TICKET ALONG WITH A PHOTO ID

E91995-P34744-Z76469
EXELON CORPORATION
2020 COMMON STOCK PROXY
This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Shareholders to be held
on Tuesday, April 28, 2020 at 9:00 A.M. Eastern Time at
Offices of Exelon Corporation
1310 Point Street
Baltimore, Maryland
THOMAS S. O'NEILL and CARTER C. CULVER, or either of them with power of substitution, are hereby appointed to vote as specified all shares of common stock which the shareholder(s) named on the proxy card is/are entitled to vote at the annual meeting described above or at any adjournment thereof, and in their sole discretion to vote upon all other matters that may be properly brought before the annual meeting. If the proxy card is signed and dated, but no votes are indicated, it will be voted as recommended by the Board of Directors.

The Northern Trust Company as trustee for the Exelon Employee Savings Plan, for which Northwest Plan Services, Inc. is the plan record keeper, is hereby authorized to execute a proxy with the identical instructions for any shares of common stock held in the Plan for the benefit of any shareholder(s) named on this card. For all shares for which no valid instruction is timely received, the trustee of the respective plan is instructed to vote the shares in the same proportion as the shares that were affirmatively voted by shareholders participating in the respective plan.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side